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                                                                  EXHIBIT 10.20


                     JOINT MARKETING AND SERVICES AGREEMENT


         This JOINT MARKETING AND SERVICES AGREEMENT (this "Agreement") is made and entered into as of the 22nd day of July 1997 (the "Effective Date"), by and between IXC Internet Services, Inc., a Delaware corporation ("IXC"), and PSINet Inc., a New York corporation ("PSINet").

         WHEREAS, IXC and PSINet have entered into an IRU and Stock Purchase Agreement of even date herewith (the "IRU Agreement"), pursuant to which IXC will provide to PSINet the right to use certain fibers and capacity on IXC's fiber optic telecommunications system and PSINet will exchange therefor shares of its stock;

         WHEREAS, PSINet is in the business of providing, on a dial and dedicated basis to wholesale and end user customers, Internet connectivity and related services;

         WHEREAS, IXC desires to create and market various service offerings to customers incorporating or consisting entirely of an Internet services component; and

         WHEREAS, PSINet is willing to provide such Internet services, and IXC is willing to purchase such Internet services, on the terms and subject to the conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants of this Agreement, the Parties agree as follows:

1.       DEFINITIONS.

         For purposes of this Agreement, certain terms have been defined below and elsewhere in this Agreement (including the attached Schedules) to encompass meanings that may differ from, or be in addition to, the normal connotation of the defined word. Unless the context clearly indicates otherwise, any term defined or used in the singular shall include the plural. A defined word intended to convey its special meaning is capitalized when used.

         "Affiliate" has the meaning set forth in Section 19.1 of the IRU Agreement.

         "Agreement" has the meaning set forth in the preamble.

         *

         "Claim" means any pending or threatened claim, action, proceeding or suit by any Third Party.

         "Confidential Information" has the meaning set forth in Section 10.1.

         "Cure Period" has the meaning set forth in Section 9.2.1.



* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

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         "Damages" means any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation all reasonable costs and expenses incurred (legal, accounting or otherwise).

         "Documentation" shall mean Reseller Documentation and End User Documentation.

         "Effective Date" has the meaning set forth in the preamble.

         "End User Documentation" shall mean all documentation provided by PSINet for use by end users of its services in connection with the use and operation of the materials describing such services, as such documentation may be amended, modified or supplemented from time to time.

         "Indemnifying Party" has the meaning set forth in Section 13.1.

         "Infrastructure" has the meaning set forth in Section 6.1.

         "Intellectual Property Rights" shall mean all intangible property rights protectible by law throughout the world including all copyrights (including, without limitation, the exclusive right to reproduce, distribute copies of, display and perform the copyrighted work and to prepare derivative works), copyright registrations and applications, trademark rights (including trade dress), trademark registrations and applications, service mark rights, service mark registrations and applications, patent rights (including the right to apply therefor), patent applications therefor (including the right to claim priority under applicable international conventions) and all patents issuing thereon, and inventions, whether or not patentable, together with all utility and design, know-how, specifications, trade names, mask-work rights, trade secrets, moral right, author's rights, algorithms, rights in packaging, goodwill and other intangible property rights, as may exist now and/or hereafter come into existence, and all renewals and extensions thereof, regardless of whether any of such rights arise under the laws of the United States or of any other state, country or jurisdiction.

         "Internet" has the meaning set forth in Section 19.1 of the IRU Agreement.

         "IRU Agreement" has the meaning set forth in the recitals of this Agreement.

         "IXC" has the meaning set forth in the preamble.

         "IXC Customer" means any purchaser of a service offering that includes Services provided by PSINet under this Agreement. As used in this Agreement, an "IXC Customer" shall include (i) any party with which IXC enters into an agreement relating to the sale of services that include Services, (ii) any party that purchases Services for which billing is provided by IXC, (iii) any party that purchases Value-Added Services from IXC pursuant to Section 5.1.1, and (iv) any purchaser of services that include Services from an IXC Reseller. In cases where IXC uses Services provided by PSINet under this Agreement for its own internal purposes, IXC shall be deemed an "IXC Customer" for purposes of this Agreement.


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         "IXC Customer Information" shall mean all information relating to each
IXC Customer collected in connection with the provision of Services to such IXC Customer, including without limitation the name, address, usage, features and services purchased, locations served, payment history and all other information identifiable to a particular customer.

         "IXC Documents" has the meaning set forth in Section 5.1.4.

         "IXC Internet Services" means those Services offered by IXC to IXC Customers.

         "IXC Resellers" has the meaning set forth in Section 5.1.1.

         "IXC Sales Support Group" has the meaning set forth in Section 3.2.

         "Managed Connectivity Services" or "MCS" has the meaning set forth in
Section 2.1.1.

         "Marks" shall mean trade names, logos, trademarks, trade devices, trade dress, service marks, symbols, abbreviations or registered marks, or contractions or simulations thereof, or any other indicia or origin.

         "Material Provision" shall mean any provision of this Agreement (including, without limitation, payment provisions) the breach of which by one Party is determined by an arbitration pursuant to Section 15.18 to constitute a material adverse effect on the use and enjoyment by the other Party of the benefits of this Agreement.

         "Multiple End-User Restrictions" has the meaning set forth in Section 5.1.2.

         "Opportunity Consulting Services" or "OCS" has the meaning set forth in Section 2.1.3.

         "Party" means IXC, individually, or PSINet, individually.

         "Parties" means IXC and PSINet, collectively.

         "Person" has the meaning set forth in Section 19.1 of the IRU
Agreement.

         "PSINet" has the meaning set forth in the preamble.

         "PSINet Documents" has the meaning set forth in Section 7.4.

         "PSINet Marks" shall mean the PSINet Primary Marks, the PSINet VAS Marks, such other Marks as are used by PSINet to promote, advertise and market the Services, and such other Marks as the Parties shall agree upon in writing.

         "PSINet Point of Presence" shall mean one of the points of presence representing a point of interconnection on the PSINet network. The initial PSINet Points of Presence are listed in Schedule 6.2 to this Agreement, and PSINet shall promptly update such schedule during the Term





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on reasonable notice to IXC.  At any time during the term of this Agreement,
PSINet Points of Presence could be collocated with points of presence on the IXC network pursuant to Section 6.1.

         "PSINet Primary Marks" shall mean the Marks "PSINet" and "PSINet" and logo types thereof all as the same may be changed from time to time.

         "PSINet VAS Marks" shall mean such Marks as are used by PSINet to promote, advertise and market Value Added Services.

         "Releasing Party" has the meaning set forth in Section 12.2.

         "Reseller Documentation" shall mean all documentation made available by PSINet for use by any reseller or distributor of services of the type comprising the Services to describe the methods and procedures used by PSINet in the provisioning and support of users of services of the type comprising any of the Services provided under this Agreement, as such documentation may be amended, modified or supplemented from time to time.

         "Sales Support Services" has the meaning set forth in Section 3.1.

         "Services" means Managed Connectivity Services, Value Added Services and Opportunity Consulting Services.

         "Term" has the meaning set forth in Section 9.1.

         "Third Party" means an entity other than a Party or any Affiliate of a Party.

         "Transaction Documents" has the meaning set forth in Section 19.1 of the IRU Agreement.

         "Value Added Services" or "VAS" has the meaning set forth in Section 2.1.2.

2.       SERVICE DESCRIPTION(S).

         2.1 Initial Description of Services Provided by PSINet. From and after the Effective Date, on the terms and subject to the conditions set forth in this Agreement, PSINet shall provide to IXC, and IXC shall have the right to purchase from PSINet, the following services:

                 2.1.1 Managed Connectivity Services ("MCS"), which consist of the provision of dial-up and dedicated access to the Internet via the PSINet network to customers and all related products and services now or hereafter offered or provided by PSINet that deliver or facilitate such access. The initial Managed Connectivity Services shall comply with the applicable descriptions set forth on Schedule 2.2, for PSINet's Intranet, LAN-on-Demand, InterMAN, InterFrame, Wholesale Dial and InterRamp services, including, without limitation, the functional, technical and performance requirements set forth in such Schedule. From time to time, the Parties may agree on such modifications to the functional, technical and performance





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requirements for MCS as are necessary to address requirements of IXC Customers.
At such times as PSINet provides enhanced versions of MCS, PSINet shall make such enhanced versions of MCS available to IXC, and the Parties may agree, for purposes of this Agreement, upon the functional, technical and performance requirements for such services, which requirements shall, at a minimum, ensure that such services comply with the applicable minimum requirements in Section 2.2.

                 2.1.2 Value Added Services ("VAS"), consisting of the following services and products now or hereafter offered by PSINet or a controlled United States Affiliate: (i) InternetPaper, (ii) Internet Security Services, (iii) PSIWeb, (iv) any other services or products developed jointly by the Parties, and (v) any other services or products now or hereafter marketed or offered by PSINet as a generally available service or product offering other than MCS which are not subject to exclusive marketing relationships with Third Parties. The initial Value Added Services shall comply with the applicable descriptions set forth on Schedule 2.2. From time to time, the Parties may agree on such modifications to the functional, technical and performance requirements for VAS as are necessary to address requirements of IXC Customers. At such times as PSINet provides enhanced versions of VAS, PSINet shall make such enhanced versions of VAS available to IXC, and the Parties may agree, for purposes of this Agreement, upon the functional, technical and performance requirements for such services, which requirements shall, at a minimum, ensure that such services comply with the applicable minimum requirements in Section 2.2.

                 2.1.3 Opportunity Consulting Services ("OCS"), will consist of pre-sales technical support and post-sales development and/or implementation support to address specific IXC-identified market opportunities. At such times as the situation warrants, the Parties may agree, for purposes of this Agreement, upon the functional, technical and performance requirements for such services, which requirements shall, at a minimum, ensure that such services comply with the applicable minimum requirements in Section 2.2. Certain joint teaming efforts of the Parties shall be conducted in accordance with Schedule
2.1.3 hereto.

                 2.1.4 IXC shall have the right and option to have any other PSINet services included under this Agreement on terms and conditions reasonably consistent herewith. In addition, upon such time that PSINet discontinues a service generally among its customers, PSINet may remove such service from this Agreement, but only after providing IXC with at least 30 days' prior written notice of its intention to do so. If PSINet so removes a service, PSINet will continue to honor all existing IXC and IXC Reseller service agreements with end customers by continuing to make such service available to IXC Customers through the shorter of (i) the end of the term of their respective service agreements, and (ii) the end of the two-year period commencing on the expiration of PSINet's 30-day notice period.

                 2.1.5 Notwithstanding anything to the contrary contained herein, PSINet reserves the right to modify, alter, improve or change any and all of the PSINet services comprising the Services covered by this Agreement, and this Agreement will cover the sales of Services as they may be modified, altered, improved or changed by PSINet from time to time. Subject to Section 2.1.4, in all cases where such modification, alteration or change will reduce the functionality of





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any PSINet service component comprising the IXC Internet Services, PSINet will not effect such modifications, alterations or changes without IXC's specific written approval. Such approval will not be unreasonably withheld, delayed or conditioned.

         2.2 Minimum Requirements. The MCS, VAS and OCS provided by PSINet under this Agreement, as described in Schedule 2.2, shall at all times meet the following minimum requirements:

                 2.2.1 The MCS, Internet Security Services and PSIWeb services provided by PSINet under this Agreement shall be offered and provided with features and a level of quality that, on average and taken as a whole, equal or exceed that provided by other leading providers of Internet services offering comparable services in a substantial portion of the geographic area in which Services are available pursuant to this Agreement. The Parties agree to work together on a broader range of service offerings as needed to address market demand. For purposes of this Agreement, Services shall be deemed to be available to IXC in any geographic area in which PSINet provides services to customers or, subject to the last sentence of Section 2.7, in which PSINet has an Affiliate, strategic partner or other cooperating provider providing services in such area of the type made available to IXC under this Agreement.

                 2.2.2 The MCS and VAS provided by PSINet under this Agreement shall be offered and provided with features and an overall level of quality that equals or exceeds that which PSINet offers or provides any other customer.

                 2.2.3 The MCS and VAS provided by PSINet under this Agreement shall comply with all Documentation relating to the MCS and VAS offered or provided by PSINet as of the Effective Date and as updated from time to time provided that no such update may operate to have a material adverse impact on (i) any MCS or VAS (including without limitation the level or quality of service provided to IXC Customers), taken as a whole, without the prior written consent of IXC (which shall not be unreasonably withheld, delayed or conditioned), except to the extent necessary to deal with network emergencies and other circumstances beyond the control of PSINet, in which case PSINet shall consult with IXC concerning such change as soon as reasonably practicable, or (ii) any other Services without providing IXC with advance written notice of such changes as soon as reasonably practicable.

                 2.2.4 PSINet shall not make any changes (i) to any MCS or VAS that may reasonably be expected to have a material adverse impact on such Service (including without limitation the level or quality of service provided to IXC Customers), taken as a whole, without the prior written consent of IXC, except to the extent necessary to deal with network emergencies and other circumstances beyond the control of PSINet, in which case PSINet shall consult with IXC concerning such change as soon as reasonably practicable, or (ii) to any OCS Services provided IXC without providing IXC with advance written notice of such changes as soon as reasonably practicable.

                 2.2.5 The OCS provided to IXC by PSINet shall be performed by PSINet employees or its subcontractors as deemed by PSINet to be best qualified and available to





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perform the task at hand as identified by IXC.  Under no circumstances may
PSINet change subcontract relationships in effect at the time of proposal submission without IXC's specific written approval. Such approval shall not be unreasonably withheld, delayed or conditioned. PSINet officers supervising the performance of the services will be empowered to commit the resources of PSINet to the extent and scope of such officer's authority.

                 2.2.6 In the event that Services, as defined herein, or portions of Services, are provided to IXC by PSINet via a contractual relationship with a Third Party, PSINet is obligated to maintain such a relationship to the extent practicable. Should such relationship require that IXC enter into a similar agreement with the Third Party, PSINet shall use commercially reasonable efforts to assist IXC in establishing the relationship and securing rates and levels of service of at least those provided to PSINet by the Third Party.

         2.3 Documentation. PSINet represents that (i) Schedule 2.3 contains a true and complete list of all Documentation relating to the MCS and VAS offered or provided by PSINet as of the Effective Date, and (ii) true and complete copies of all such Documentation have been provided to IXC prior to the Effective Date. In the event PSINet amends, modifies or supplements any such Documentation, or creates new Documentation in connection with enhanced versions of MCS or additional VAS added pursuant to Section 1.1, PSINet shall as soon as practicable provide IXC with written notice of any such amendments, modifications, supplements or new Documentation, including copies of the foregoing.

         2.4     License to Documentation and Other Intellectual Property
Rights.

                 2.4.1 PSINet grants IXC and IXC Resellers a limited, non-exclusive, royalty-free, license, in the geographic area in which Services are available to IXC pursuant to this Agreement, throughout the Term, to (i) copy, but not modify sales literature and product descriptions (Schedule 2.3 list) in any form, (ii) integrate the Documentation, or any part thereof, into IXC's catalogs, price lists, brochures and related sales materials, and (iii) demonstrate, market, distribute and solicit orders for the Services and warrants that it has such right to grant. The grant of the foregoing license shall not entitle or in any way be construed to entitle IXC to (a) use PSINet Marks in connection with IXC's sales, advertisements and promotion of the Services, except in materials provided (or approved by PSINet prior to IXC's use thereof) by PSINet; (b) distribute any Services outside the United States of America in violation of any United States export restrictions; (c) distribute any Services outside of the geographic areas in which Services are then available to IXC pursuant to this Agreement; (d) sublicense any of its rights under this Agreement, except as expressly permitted by this Agreement; or (e) make any agreement or incur any liability for or on behalf of PSINet except as expressly contemplated by this Agreement.

                 2.4.2 Except for the limited license specifically granted to IXC in this Agreement, PSINet shall at all times retain full and exclusive right, title and ownership interest in and to the Services, the PSINet network, all PSINet Marks and any and all other Intellectual Property Rights or trade secret rights related thereto. IXC shall notify PSINet of any action by any Third Party known or suspected by IXC to constitute an infringement of PSINet's proprietary rights. IXC shall honor all reasonable requests by PSINet, other than engaging as a party in litigation, to





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perfect and protect, at PSINet's expense, any rights of PSINet in the Services, the PSINet network or such Intellectual Property Rights or trade secret rights.

                 2.4.3 PSINet represents that no further licenses to Intellectual Property Rights are needed by IXC to market, offer, provision or use the IXC Internet Services as contemplated by this Agreement, in the geographic area in which Services are available to IXC pursuant to this Agreement.

         2.5 PSINet Liability for Affiliate Obligations. To the extent that PSINet's performance of its obligations hereunder causes PSINet to assign or delegate all or part of its liabilities, obligations and commitments hereunder to any of its Affiliates, PSINet covenants and agrees that it shall use its reasonable efforts to cause any such Affiliate to perform such liabilities, obligations and commitments in accordance with the terms and provisions hereof. In the event of such an assignment or delegation, PSINet shall remain liable for all of its liabilities, obligations and commitments hereunder.

         2.6 Forecasts. The Parties agree to coordinate in estimating the level and location of demand and traffic for Services during the term of this Agreement. In that connection, no later than the 15th day of the first month of each calendar quarter during the term of this Agreement, IXC will provide PSINet with its projected requirements for each Service, indicating amounts, types and location during each of the following four calendar months. In the event that there should be a material change in IXC's proposed requirements as set forth in the most recent forecast, IXC, as promptly as practicable, shall update such forecast in order to reflect such change. These forecasts shall be used for the planning convenience of PSINet and shall not be binding upon IXC, but PSINet intends to use the forecasts to estimate needed staffing, network provisioning and product levels for its performance of the terms of this Agreement and shall only be responsible for using commercially reasonable efforts to satisfy demand to the extent it materially exceeds such forecasts. IXC shall provide its initial projected requirements for Services within 15 business days after the Effective Date. All forecasts provided under this
Section 2.6 shall be treated as Confidential Information of IXC pursuant to
Section 10.

         2.7 Geographic Scope. It is the intent of the Parties that IXC be permitted to provide the IXC Internet Services to the IXC Customers, on the terms and subject to the conditions of this Agreement, in all of the geographic areas in which PSINet is now, or at anytime during the Term is then, providing services to its customers. Notwithstanding the foregoing, IXC acknowledges and understands that PSINet is not now capable of independently providing certain services in certain geographic areas outside of the continental United States of America. To the extent that IXC desires to provide IXC Internet Services to IXC Customers situated in such geographic areas and PSINet has an Affiliate, strategic partner or cooperating provider offering services therein, IXC may request that PSINet obtain a quote from such Affiliate, strategic partner or cooperating provider for such IXC Internet Services. Within five business days after such request, PSINet shall contact the appropriate Affiliate, strategic partner or cooperating provider for purposes of obtaining such quote. The provision of services under this Section 2.7 by such Affiliate, strategic partner or cooperating partner to PSINet shall be the subject of negotiation and, if reached by such parties, agreement. *


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* Confidential material has been omitted and filed separately with the
  Securities and Exchange Commission

* Notwithstanding anything in this Agreement to the contrary, PSINet shall not be obligated to provide Services to an IXC Customer or Third Party in those geographic areas in which PSINet is not offering services unless (i) it has an Affiliate, strategic partner or cooperating provider in a particular geographic area, and (ii) such Affiliate, strategic partner or cooperating provider agrees to provide such services on terms and conditions to Texas' satisfaction.

         2.8 Services Provided by IXC. PSINet shall be presented with the opportunity to execute IXC's standard reseller agreement for IXC service, on the terms and subject to the conditions set forth in such agreement.


*


4.       CUSTOMER SUPPORT SERVICES.

         4.1 PSINet will provide customer support through its customer support group or through a Third Party (as determined by PSINet in its sole discretion) for the Services (other than InterRamp Remote Access services) sold to IXC Customers as contemplated by this Agreement; provided that PSINet will not be responsible for providing customer support to any IXC Customer purchasing Services under a private label which exceeds the level of support which PSINet is obligated to provide to its customers pursuant to PSINet's service agreements for the applicable Services, as such agreements may be amended from time to time. PSINet also may



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* Confidential material has been omitted and filed separately with the
  Securities and Exchange Commission
assist IXC with making arrangements for the provision of customer support with respect to the InterRamp Remote Access services to be sold to IXC Customers pursuant to this Agreement. IXC acknowledges, however, that IXC is solely responsible for the provision of such customer support and PSINet shall have no liability with respect thereto.

         4.2 Notwithstanding the foregoing, IXC shall be responsible for all pricing and service plans, billing and collections with respect to IXC Customers.

5.       IXC RIGHTS AND RESPONSIBILITIES.

         5.1     IXC Use and Sales of Services.

                 5.1.1 IXC may use the Services made available to it pursuant to this Agreement, on the terms and subject to the conditions hereof,
(i) for its own account, (ii) subject to Section 5.1.2, for resale to IXC Customers, or (iii) subject to Section 5.1.2, for resale to Third Parties for further resale or distribution (such Third Parties which, notwithstanding the definition of "Third Parties" herein, include, without limitation, IXC Customers (including those which are Affiliates of IXC) are referred to herein as "IXC Resellers"), either alone or in combination with any other products and services. Services offered by IXC that incorporate MCS and VAS made available to it pursuant to this Agreement shall, at IXC's discretion, be branded exclusively as IXC services or otherwise as IXC shall determine. IXC shall specify the design of any user interface associated with any MCS or VAS, consistent with the preceding sentence. IXC will have complete discretion to determine the prices to be charged to IXC Customers for the Services provided under this Agreement and IXC shall be solely responsible for establishing and collecting customer charges for services it or its customers offer through the PSINet network and for preparing and mailing invoices to IXC Customers. In addition, IXC shall be responsible for payment of the total amounts invoiced it by PSINet (except for any amounts disputed by IXC in good faith) regardless of whether IXC is paid by its customers. Subject to the provisions of Section 5.4, IXC shall also have complete discretion to determine the other terms and conditions on which IXC makes such Services available to IXC Customers; provided that neither IXC nor its customers may offer warranties or representations for the Services that would obligate or otherwise bind PSINet beyond those stated in the applicable service agreements. Except as otherwise provided in this Agreement, except as reasonably necessary for PSINet to assist IXC during the introduction of IXC Internet Services under this Agreement, IXC shall provide the primary interface to IXC Customers in connection with the marketing, offering or provision of IXC services that incorporate the Services, including (a) providing first tier support for non-MCS and non-VAS IXC services and (b) handling communications to and business relations with IXC Customers related to contractual agreements, handling invoicing and payment matters, and handling inquiries and questions from IXC Customers about Services.

                 5.1.2 Subject to Section 2.7, IXC acknowledges and agrees that it may not offer for sale or distribution to any IXC Customer or IXC Reseller any Services until such Services are made generally available by PSINet in the applicable geographic area. Without limiting the generality of the foregoing, IXC acknowledges and agrees that no Service may be offered for sale or distribution by IXC to any IXC Customer or IXC Reseller for multiple end-user use in any





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particular geographic area until such Service is made generally available by
PSINet for multiple end-user use in such geographic area (the "Multiple End-User Restrictions"). IXC will use reasonable efforts to cause each IXC Reseller to include a provision in its agreements with its customers that such customer will not engage in any conduct that would violate any of the Multiple End-User Restrictions.

                 5.1.3 Notwithstanding anything in Section 5.1.1 to the contrary, the Parties agree that the determination of customer interfaces, marketing, provisioning and delivery for jointly developed new product or services offerings incorporating IXC services or Services as described herein will be determined by mutual agreement.

                 5.1.4 Periodic Audit Rights. PSINet shall have the right, upon reasonable notice and at a date and time mutually agreed upon by the Parties, to enter the premises of IXC for the purpose of auditing any of IXC's books of accounts, documents, records (in any media), papers and files (the "IXC Documents") relating to its compliance with the provisions of this Agreement. PSINet shall bear the expense of the audit unless the audit reveals that (i) the amounts collected by PSINet from IXC hereunder are more than two
(2) percent less than that which should have been paid by IXC to PSINet, or
(ii) IXC has not complied with either or both of the first two sentences of
Section 5.1.2, in which case, the entire cost of the audit shall be borne by IXC. Payment of any amounts found due and owing PSINet shall be made promptly by IXC upon demand by PSINet.

         5.2 Use of Marks. Except as provided herein or by advance written consent of the other Party, each of IXC and PSINet agrees not to (i) display or use, in advertising or otherwise, any of the other's Marks, (ii) permit any Affiliate to display or use any of the other's Marks, or (iii) give permission to display or use any of the other's Marks to any Third Party. Any use by one Party of any of the other's Marks shall be subject to such other Party's advance approval in writing, in its discretion, subject to compliance with guidelines provided by it. Neither Party shall claim ownership or any other rights in any of the other's Marks. Upon termination or expiration of this Agreement, any and all rights or privileges granted by IXC or PSINet to use any Marks shall immediately expire and each Party shall immediately discontinue the use of such Marks. Nothing herein shall preclude either Party from making factual references to the other in government filings, disclosure documents and other public statements, except as otherwise set forth in the IRU Agreement.

         5.3 Introductory Marketing Campaign. IXC shall have complete discretion regarding its marketing of the Services provided that neither IXC nor its customers may offer warranties or representations for the Services that would obligate or otherwise bind PSINet beyond those stated in the applicable service agreements or to make any other warranties, promises or representations with respect to the Services or the PSINet network. In connection with such marketing activities, IXC shall prominently mention PSINet's role in the provision of such services in an introductory press release, the content of which shall be mutually agreed to by the Parties in accordance with Section
19.11 of the IRU Agreement.

         5.4     Provisions Applicable to End Users.

                 5.4.1 IXC's Use of Services. IXC's use of Services in IXC's capacity as end user of Services for its own account shall be governed by
Schedule 5.4.1 and the terms and conditions of this Agreement generally.

                 5.4.2 Agreements with IXC Customers Other than IXC. IXC's agreements with IXC Customers (other than IXC) to provision Services shall comply with Schedule 5.4.2.

6.       INFRASTRUCTURE.

         6.1 Use of IXC Equipment and Facilities. Except as otherwise agreed to by the Parties, in providing the Services to IXC under this Agreement, PSINet may, in its sole discretion, purchase infrastructure, equipment, facilities and services necessary for the transmission of data (collectively, "Infrastructure") from IXC provided (i) PSINet is not restricted from purchasing such Infrastructure from IXC under contractual obligations binding on PSINet at the time the purchase decision is being considered, (ii) such Infrastructure meets PSINet's reasonable functional, technical and performance requirements, and (iii) IXC offers such Infrastructure to PSINet at a price and on terms and conditions that, on average or taken as a whole, are competitive as compared to those offered to PSINet in good faith by other leading providers of infrastructure, equipment, facilities and services similar to the Infrastructure at the time IXC makes its offer.

         6.2 Provisioning of Customers. In connection with the provision of MCS hereunder, it is the intention of the Parties that IXC shall assume responsibility for providing, at IXC's expense or the expense of the IXC Customer, connectivity between the IXC Customer's premises and any PSINet Point of Presence listed in Schedule 6.2 (as such schedule may be modified or supplemented from time to time) that is selected by IXC, subject to Section
6.3. PSINet shall assume responsibility for providing and conditioning Customer premises equipment, consistent with Section 2 herein. Notwithstanding the foregoing, the Parties acknowledge that the articulation of procedures to accomplish coordinated provisioning of Services involving a dedicated access component by the Parties may not be in place for a period after the Effective Date. During this period, PSINet shall assume this responsibility and shall be paid at the rates as indicated in Schedule 7.1. IXC shall notify PSINet of its readiness to transition this responsibility.

         6.3 Interconnection with PSINet Facilities. IXC and PSINet shall coordinate with respect to (i) the definition of the interfaces between the IXC network and the PSINet network at the PSINet Points of Presence, (ii) the management of traffic routed by PSINet from the premises of IXC Customers to PSINet Points of Presence, and (iii) access by PSINet to the IXC network for the purposes of providing Services under this Agreement. PSINet shall be responsible for the day-to-day management of the PSINet network relating to the provision of Services, including monitoring and taking actions necessary to remedy problems with, or disruption of, the Services, establishment and maintenance of routing tables and routing policies at Points of Presence, and establishment and maintenance of peering points with the global Internet.

         6.4 Customer Transfers. At any time, IXC shall have the right to migrate IXC Customers to such services as provided by IXC or on IXC's behalf by a Third Party. PSINet shall provide all reasonable cooperation in support, to the extent practicable, of a seamless, minimally disruptive migration of such IXC Customers in connection with such services (including without limitation all IXC Customer Information and, to the extent practicable, any necessary transfer of customer addresses).

         6.5 Interfaces. The Parties shall develop methods, procedures and associated interfaces for cooperating on a "seamless" basis in all areas relating to the marketing and provision of the Services, including without limitation order processing, customer care, network monitoring and maintenance, and problem escalation and resolution; provided, however, that PSINet shall in no event be obligated to provide services or support of any kind to IXC or IXC Customers which exceeds that which it is required to provide to its own customers pursuant to PSINet's service agreements for the applicable comparable services, as such agreements may be amended from time to time. The Parties shall use commercially reasonable efforts to agree on an initial plan to accomplish the foregoing, including appropriate training of each other's employees, by no later than 30 days after the Effective Date. At any time during the Term, PSINet will cooperate in good faith with IXC in connection with inquiries concerning potential problems affecting any aspect of the provision of Services.

7.       PRICING AND PAYMENT.

         7.1     *

         7.2 Independent End-Customer Pricing. Each of the Parties will have complete discretion regarding the prices that it charges to its customers for its services.

         7.3     *

                 7.3.5    Promotional Pricing.  In addition to the     *
specified under this Section 7, the parties shall also agree from time to time on promotional and other pricing as may be appropriate to take maximum advantage of market opportunities.

                7.3.6     Dispute Resolution.  Any dispute relating to the   *
or any adjustments thereof, applicable under this Section 7.1 shall be resolved pursuant to Section 15.18 of this Agreement.

               * Confidential material has been omitted and filed
                 separately with the Securities and Exchange Commission

*

*

              * Confidential material has been omitted and filed separately with the Securities and Exchange Commission

         7.5 Invoicing and Payment. During the Term, PSINet shall invoice IXC for Services delivered to each IXC Customer. Such invoices shall be delivered by PSINet to IXC in both paper and electronic form with content and formats as agreed to by the Parties. IXC shall pay PSINet for the Services according to the schedule set forth in Schedule 7.1. IXC agrees to pay PSINet, in advance, as invoiced by PSINet, each month during the term, all fees and other charges with respect to MCS and VAS, and in arrears for OCS, payable under this Agreement for such month. All such fees for MCS and VAS for the initial month of service for any IXC Customer shall be prorated for the portion of the month beginning on the date on which the IXC Customer service commences and ending on the last calendar day of such initial month and the amount invoiced by PSINet, with respect to each such IXC Customer shall include such prorated fees and the fees and charges payable for the following full month.

         7.6 Credits/Adjustments. All IXC Customers shall be granted service disruption credits and adjustments, quality of service commitment credits and adjustments, and the like as may be established by PSINet with respect to PSINet customers, and as modified from time to time, by PSINet, at its sole discretion. In the event that IXC, as promptly as practicable, notifies PSINet after learning of the failure of PSINet to deliver any of the Services to any IXC Customer, IXC will be entitled to a credit representing any reasonable adjustment requested by IXC and approved in advance by PSINet as a result of such failure to meet customer service expectations.

         7.7 Late Payment. PSINet invoices for amounts payable under this Agreement shall be due within 30 days of the date of invoice. If a dispute arises as to any portion of an invoice, IXC shall pay the undisputed amount of such invoice when due and shall notify PSINet in writing of the disputed amount no later than 30 days from the date of invoice.

         7.8 Payment Dispute Resolution. In the event of payment dispute, the PSINet Authorized Representative and the IXC Authorized Representative (as such capitalized terms are defined in the IRU Agreement) will first attempt in good faith to promptly resolve the dispute. If the dispute has not been resolved by the Authorized Representatives within 14 days after IXC's notice, or if either Party will not agree to meet within such 14-day period, the matter will be referred to the Chief Executive Officer of PSINet and the Chief Executive Officer of IXC who will in good faith attempt to resolve the dispute. If the dispute remains unresolved within an additional 14-day period, the dispute shall be submitted to arbitration as per the IRU Agreement.

         In the event that any amount remains unpaid after its due date, such amount shall be subject to an interest charge equal to the lesser of one and one-half percent of the unpaid balance per month or the maximum rate allowed under applicable state law and, if such amount shall not have been paid in full within five business days of the applicable due date when no bona fide dispute exists, PSINet may, without any liability to IXC, at its option, suspend the provision of services under this Agreement until such amount is paid in full.

8.       NO RESTRICTIONS.

         Notwithstanding any other provision of this Agreement, except as provided in Section 2.7, nothing in this Agreement shall limit or in any way affect (i) the performance of any Party's obligations under a binding agreement in effect as of the Effective Date (and each Party shall disclose to the other such agreements that, to such Party's knowledge, are in effect as of such date to the extent possible consistent with any obligations of confidentiality owing to Third Parties), (ii) PSINet's right to provide Internet services for its own account directly to any end user or wholesale customer (subject to section 10) or otherwise to engage in services involving packet, frame relay, asynchronous transfer mode or other Internet services, (iii) IXC's right to build, operate and maintain its own global network, and (iv) either Party's right in any way to market, offer or provide any products and services that are not, generally, marketed principally as Internet services.

9.       TERM AND TERMINATION.

         9.1 Term. The term of this Agreement shall commence on the Effective Date and shall end on the earlier of (i) the termination of the IRU Agreement, and (ii) such earlier date as of which this Agreement expires or is terminated pursuant to Section 9.2.

         9.2     Termination.

                 9.2.1 A Party may deliver to the other Party a written "Notice of Default" in the event that the other Party has breached any Material Provision hereunder. Such Notice of Default must prominently contain the following sentences in capital letters: "THIS IS A FORMAL NOTICE OF A BREACH OF CONTRACT. FAILURE TO CURE SUCH BREACH WILL HAVE SIGNIFICANT LEGAL CONSEQUENCES." A Party that has received a Notice of Default shall have thirty
(30) days to cure the alleged breach (and, if the defaulting Party shall have commenced actions in good faith to cure such defaults which are not susceptible of being cured during such 30-day period, such period shall be extended (but not in excess of 90 additional days) while such Party continues such actions to cure (the "Cure Period"). If such Party fails to cure the breach within the Cure Period, as long as such default shall be continuing, the non-defaulting Party shall have the right to either (i) suspend its performance or payment obligations under this Agreement and/or any of the Transaction Documents (other than obligations under Section 15.8(a) of the IRU Agreement and the Standstill Agreement (as defined in the IRU Agreement)), (ii) seek an order of specific performance, and/or (iii) seek the award of compensatory damages.

                 9.2.2 PSINet shall terminate, or use commercially reasonable efforts to terminate, the access rights of any IXC Customer as soon as is reasonably practicable upon written notice from IXC or any IXC Customer to do so or upon mutually agreed upon electronic process with receipt confirmed, but shall have no liability in connection therewith.

                 9.2.3 PSINet shall have the right to terminate any IXC Customer on written notice to IXC (or sooner, if required by law, provided, however that PSINet should thereafter provide written notice to IXC) in the event of any use or alleged use by such IXC Customer of the Services or the PSINet network which is in violation of any law, regulation or treaty, any of the Multiple End-User Restrictions, PSINet's Net Abuse Policy (available at PSINet's web site at 'http:\\www.psi.net'), any community standard or accepted Internet policy or which results in the receipt by PSINet of any formal or informal complaint.

10.      CONFIDENTIAL INFORMATION.

         10.1 Nondisclosure. If either Party acquires Confidential Information of the other, such receiving Party shall maintain the confidentiality of the disclosing Party's Confidential Information, shall use such Confidential Information only for the purposes for which it is furnished and shall not reproduce or copy it in whole or in part except for use as authorized in this Agreement. Without limiting the generality of the foregoing, neither Party shall use the Confidential Information of the other Party to solicit the other Party's customers or to otherwise compete unfairly with the other Party. Confidential Information shall mean all information of the disclosing Party which it treats as confidential or proprietary including, without limitation, all of the following: (i) information concerning customers and the contractual terms under which services are being provided to such customer by a Party; and (ii) all customer lists and other information regarding the customers of a Party. Confidential Information shall not include information which is or hereafter becomes generally available to others without restriction or which is obtained by the receiving Party without violating the disclosing Party's rights under this Article 10 or any other obligation of confidentiality. The terms and conditions of this Agreement shall constitute Confidential Information. PSINet and IXC shall cooperate to request confidential treatment as may be mutually agreed by them with respect to certain terms of this Agreement and the transactions contemplated hereby in any filing with the Securities and Exchange Commission, any other government authority or any securities exchange or stock market.

         10.2 Duration. With respect to all Confidential Information, the Parties' rights and obligations under this Article shall remain in full force and effect following the termination of this Agreement.

         10.3 Ownership. All materials and records which constitute Confidential Information, other than service orders and copies of this Agreement, shall be and remain the property of, and belong exclusively to, the disclosing Party, and the receiving Party agrees either to surrender possession of and turn over or to destroy and certify to the other Party the destruction of all such Confidential Information which it may possess or control upon request of the disclosing Party or upon the termination of this Agreement.

         10.4 Injunctive Relief. The Parties acknowledge and agree that, in the event of a breach or threatened breach by any Party of any provision of this Article, the other Party will have no adequate remedy in money or damages and, accordingly, shall be entitled to an injunction against such breach. However, no specification in this Section of a specific legal or equitable remedy shall be construed as a waiver or prohibition against any other legal or equitable remedies in the event of a breach of this Section of this Agreement.

         10.5 Legal Obligation to Disclose. Each Party shall be released from its obligations under this Section 10 with respect to information which such Party is required to disclose to others pursuant to obligations imposed by law, rule or regulation or securities exchange or stock market rule; provided, however, that prior to any such required disclosure, such Party shall, to the extent practicable, provide written notice and consult with the other Party.

11.      REPRESENTATIONS AND WARRANTIES.

         11.1 By PSINet. PSINet represents and warrants to IXC that (i) it is a corporation duly organized, validly existing and in good standing in the State of New York; (ii) it has full corporate power and authority to own and operate the Services and the PSINet network and to carry on its business as presently conducted; (iii) it has, or has licensed, sufficient right, title and interest in and to the Services, the PSINet Marks (within the United States) and the PSINet network; (iv) it has all requisite authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby;
(v) this Agreement is a valid and binding obligation of PSINet, enforceable against PSINet in accordance with its terms except as such enforceability may be limited by laws relating to creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles; and (vi) the licenses granted and obligations owed to IXC hereunder do not conflict with the rights granted or obligations owed by PSINet to any Third Party.

                 EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH IN THIS SECTION 11.1, PSINET MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, AND PSINET EXPRESSLY DISCLAIMS AND EXCLUDES ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PSINET MAKES NO WARRANTY TO IXC OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY INTERNET SERVICE OR ANY OTHER SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXCLUDED AND DISCLAIMED.

         11.2 By IXC. IXC represents and warrants to PSINet that (i) it is a corporation duly organized, validly existing and in good standing in the State of Delaware; (ii) it has full corporate power and authority to carry on its business as presently conducted; (iii) it has sufficient right, title and interest in and to the IXC Marks, (iv) it has all requisite authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby; (v) this Agreement is a valid and binding obligation of IXC, enforceable against IXC in accordance with its terms except as such enforceability may be limited by laws relating to creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles and (vi) the obligations owed to PSINet hereunder do not conflict with the rights granted or obligations owed by IXC to any Third Party.

                 EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH IN THIS SECTION 11.2, IXC MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, AND IXC EXPRESSLY DISCLAIMS AND EXCLUDES ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND.

12.      LIMITATION OF LIABILITY.

         12.1 Limitation of Liability. Except for direct damages otherwise specifically provided for in this Agreement, in no event shall IXC or PSINet be liable for any special, incidental, direct, indirect, punitive, reliance or consequential damages, whether foreseeable or not, arising under this Agreement or from any breach or partial breach of the provisions of this Agreement or occasioned by any defect in the Services or other service provided hereunder, delay in availability of the Services or any service provided hereunder, failure of the Services or other service provided hereunder, interruptions or outages of the PSINet network or any other cause whatsoever or arising out of any act or omission by IXC or PSINet, as applicable, its employees, servants and/or agents, including but not limited to, damage or loss of data, property or equipment, loss of profits or revenue, cost of capital, cost of replacement services, or claims of customers for service interruptions or transmission problems.

         12.2 Release; Indemnification. Each Party (each Party in such capacity being referred to as the "Releasing Party") releases, assumes and agrees to indemnify, defend, protect and save the other Party harmless from and against any claim, damage, loss, liability, cost and expense (including reasonable attorneys' fees) in connection with any loss or damage to any physical property or facilities of the Releasing Party or any injury to or death of any Person arising out of or resulting in any way from the negligence or misconduct of the Releasing Party or its employees, servants, contractors and/or agents.

13.      INDEMNIFICATION.

         13.1 Indemnification Obligations. IXC and PSINet (hereinafter where either has undertaken the action or inaction to be indemnified against shall be known as the "Indemnifying Party") agree to assume all liability for and indemnify, defend and hold harmless the other Party or any third Party claiming through the other Party, from and against all liability, loss, cost, damage, expense or cause of action, of whatsoever character, or injury or death of any Person and damage to or destruction of any property, including, without limitation, third Parties and all related expenses, including, but not limited to, reasonable attorneys' fees, investigators' fees and litigation expenses and costs of enforcing this Section 13 arising out of or relating to, in whole or in part, any of the following:

                 (i) claims for libel, slander, infringement of copyright or unauthorized use of a trade secret, trade name or service mark that results from the transmission of material over the PSINet network by the Indemnifying Party, authorized representatives of the Indemnifying Party or other Persons not associated with, or related to, either IXC or PSINet; or

                 (ii) claims of any Third Party arising out of the negligent or willful act or omission of the Indemnifying Party or its agents, servants, employees, contractors or representatives (other than IXC, if PSINet is the Indemnifying Party, or PSINet, if IXC is the Indemnifying Party); or

                 (iii) claims for patent infringement arising out of the use of the PSINet network by the Indemnifying Party or any Person authorized by the Indemnifying Party or resulting from the acts of the Indemnifying Party or the Indemnifying Party's representatives in combining the PSINet network with the facilities of the Indemnifying Party or others, or using the PSINet network either alone or in connection with that of the Indemnifying Party or others; or

                 (iv) claims, except as otherwise set forth herein, for the material breach of or failure to comply, in any material respect, with any term or condition of this Agreement by the Indemnifying Party or its officers, employees or invitees; or

                 (v) claims resulting from patent or trade secret infringement or infringement or unauthorized use of trade secrets or trade name by the Indemnifying Party in connection with this Agreement.

                 In addition, PSINet will defend, indemnify and hold IXC harmless from and against any claim or threat of claim by an IXC Customer or an IXC Reseller which is based on any warranty, promise or representation made by IXC as part of a service agreement and for which PSINet is responsible in accordance with the terms of this Agreement. Similarly, IXC will defend, indemnify and hold PSINet harmless from and against any claim or threat of claim which is based on any warranty, promise or representation made by IXC to a Third Party for which PSINet is not responsible in accordance with the terms of this Agreement.

                 PROVIDED, HOWEVER, NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER (OR TO ANY THIRD PARTY CLAIMING THROUGH SUCH OTHER PARTY) FOR CONSEQUENTIAL, INCIDENTAL, EXEMPLARY OR PUNITIVE DAMAGES, AND THE FOREGOING INDEMNITIES SHALL NOT APPLY WITH RESPECT TO SUCH DAMAGES.

         13.2 Notices and Defense. The Indemnifying Party shall provide the other Party with notice of any such claim by a Third Party, and assure the defense of such claim, on the terms and subject to Sections 9.2 and 9.3 of the IRU Agreement.

14.      NON-SOLICITATION.

                 a. From the date hereof until three years after the Closing Date, neither IXC nor any of its Affiliates will, directly or indirectly, either alone or in association with others in any part of the world induce, request, encourage or assist any employee of PSINet or its Affiliates to terminate his or her employment with PSINet, or to join with or become employed by, render services to or otherwise be engaged by IXC or any of its Affiliates in any direct or indirect capacity.

                 b. From the date hereof until three years after the Closing Date, neither PSINet nor any of its Affiliates will, directly or indirectly, either alone or in association with others in any part of the world induce, request, encourage or assist any employee of IXC or its Affiliates to terminate his or her employment with IXC, or to join with or become employed by, render services to or otherwise be engaged by PSINet or any of its Affiliates in any direct or indirect capacity.

                 c. If, at the time of enforcement of Section 14, a court shall hold that the duration, scope, geographic area or other restrictions stated herein are unreasonable under circumstances then existing, the Parties agree that the maximum duration, scope, geographic area or other restrictions deemed reasonable under such circumstances by such court shall be substituted for the stated duration, scope, geographic area or other restrictions.

15.      MISCELLANEOUS.

         15.1 Independent Contractors. The Parties are acting as independent contractors and under no circumstances shall any of the employees of one Party be deemed the employees of the other for any purpose. Except as otherwise expressly provided in this Agreement, this Agreement does not constitute either Party as the agent or legal representative of the other Party and does not create a partnership or joint venture between the Parties. Except as otherwise expressly provided in this Agreement, neither Party shall have any authority to act for the other Party in any agency or other capacity, to make commitments of any kind for the account of, or on behalf of, the other Party or to contract for or bind the other Party in any manner whatsoever. This Agreement confers no rights of any kind upon any Third Party.

         15.2 Force Majeure. Notwithstanding any provision in this Agreement to the contrary, neither Party shall be liable for failure to fulfill its obligations hereunder (except with respect to payment or other monetary obligation or as otherwise specifically set forth herein) if such failure is due to causes beyond its reasonable control, including, without limitation, actions or failures to act of the other Party or, acts of God, flood, fire, storm, catastrophe, governmental prohibitions or regulations, viruses which did not result from the acts or omissions of such Party, its employees or agents, national emergencies, acts of public enemies, national emergency, insurrections, riots or wars, breakdown of or damage to plants or equipment or facilities (other than arising out of the neglect of or mishandling by such Party), the relevant portion of the Internet is down due to a technology failure (other than arising out of the neglect of or mishandling by such Party), failure of a supplier to supply necessary materials or equipment in a timely manner, destruction of property, embargoes, boycotts, governmental legislation or regulations, orders or acts of civil or military authorities, governmental acts or orders of courts or administrative agencies, or strikes, lockouts, work stoppages or other labor difficulties. The time for any performance required hereunder shall be extended by the delay incurred as a result of such act of force majeure, and each Party shall act with diligence to correct such force majeure.

         15.3 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to a Party under this Agreement shall impair any such right, power or remedy of such Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of either Party of any breach or default under this Agreement, or any waiver on the part of either Party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to a Party, shall be cumulative and not alternative.

         15.4 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. No Person or entity other than the Parties hereto (and their respective successors and permitted assigns) is or shall be entitled to bring any action to enforce any provision of this Agreement against either of the Parties, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the Parties or their respective successors and assigns as permitted hereunder.

         15.5 Additional Actions, Documents and Information. Each of the Parties agrees that it will, at any time, prior to, at or after the date hereof, take or cause to be taken such further actions, and execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments and obtain such consents, as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

         15.6 Notices. (a) All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by certified or registered mail (return receipt requested), express air courier, charges prepaid, or facsimile addressed as follows:

         To IXC:                                 with a copy to:

         IXC Internet Services, Inc.             IXC Communications, Inc.
         500 Plaza on the Lake, Suite 200        5000 Plaza on the Lake,
         Austin, TX  78746-1050                  Suite 200, Austin,
         Attn:  Chairman                         TX  78746
         Facsimile: (512) 328-0239               Attention: General Counsel
                                                 Facsimile: (512) 328-7902


                                                 Riordan & McKinzie
                                                 695 Town Center Drive,
                                                 Suite 1500
                                                 Costa Mesa, California 92626
                                                 Attn:   Michael P. Whalen
                                                 Facsimile:  (714) 549-3244

         To PSINet:                              with copy to:

         PSINet Inc.                             PSINet Inc.
         510 Huntmar Park Drive                  510 Huntmar Park Drive
         Herndon, Virginia 20170                 Herndon, Virginia  20170
         Facsimile:   703.397.5318               Facsimile:   703.904.9527
         Attn:   Vice President and              Attn:  General Counsel
                 General Manager,
                 Wholesale Group


or to such other address as either Party shall have furnished to the other in writing.

                          (b)     If a notice is given by either Party by
certified or registered mail, it will be deemed received by the other Party on the fifth business day following the date on which it is deposited for mailing. If a notice is given by either Party by air express courier, it will be deemed received by the other Party on the next business day following the date on which it is provided to the air express courier. If a notice is given by facsimile, it will be deemed received by the other Party after confirmation of receipt. Notwithstanding the foregoing, any payments made under this Agreement shall be deemed received only when actually received.

         15.7 Attorneys' Fees. If any arbitration is commenced between the Parties regarding the performance of this Agreement, the prevailing Party shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for its attorneys' fees in such proceeding and for the expenses and costs of such proceeding as the arbitrator may determine.

         15.8 Assignment. No assignment of this Agreement or of any rights or obligations hereunder may be made by either Party without the prior written consent of the other Party hereto and any attempted assignment without the required consent shall be void; provided, however, that notwithstanding the foregoing, (i) each Party shall have the right to pledge, assign or otherwise transfer this Agreement and its rights hereunder, in whole or in part, as collateral security to any lender, and (ii) each Party shall have the right to assign or transfer this Agreement and its rights hereunder, in whole or in part, to any direct or indirect wholly-owned subsidiary of that Party or to any Person into which that Party may be merged or consolidated or which purchases all or substantially all of the assets of that Party; provided, however, that
(a) such subsidiary or Person agrees to be bound by the terms of this Agreement and (b) any such assignment or transfer shall not relieve that Party from any liability or obligation under this Agreement.

         15.9 No Third Party Beneficiaries. No provision to this Agreement is intended, nor shall any be interpreted, to provide or create any Third Party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, partner of any Party or any other Third Party; unless specifically provided otherwise herein, and except as so provided, all provisions hereof, shall be personal solely between the Parties to this Agreement.

         15.10 Export Controls. IXC agrees and acknowledges that any export of the Services and the subsequent use thereof is subject to U.S. export control laws and regulations. IXC shall not directly or indirectly transfer the Services, or the documentation relating thereto, to any country or location outside of the United States without obtaining the prior written consent of PSINet.

         15.11 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be construed so as to render it enforceable and effective to the maximum extent possible in order to effectuate the intention of this Agreement; and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         15.12 Public Announcements. Each Party shall have the right to review, comment upon and approve any publicity materials, press releases or other public statements by the other that refer to, or that describe any aspect of, this Agreement made prior to, or within 90 days after, the Effective Date; provided, however, that with respect to disclosure documents required under the Securities Exchange Act of 1934, as amended, subject to the last sentence of this Section 15.12, each Party shall only have the right to prior review and to comment upon the other Party's disclosure documents. Each Party agrees that it will not issue any such publicity materials, press releases or public statements without the prior written approval of the other Party. The provisions of this section shall survive termination of this Agreement for a period of two years, except for the last sentence hereof which shall survive as may be mutually agreed by them for the Term.

         15.13 Expenses. Each Party shall pay its own legal and other costs incurred in connection with this Agreement and in the preparation for and consummation of the transactions provided for herein.

         15.14 Taxes. IXC shall be liable for and shall reimburse PSINet for all taxes and related charges, however designated, resulting from the provision of Services as contemplated hereby, including federal, state, provincial or local sales, use or value-added taxes (VAT) and excise taxes, imposed in connection with or arising from the provision of Services. In no event shall IXC be obligated to pay income taxes levied upon PSINet's net income or any real or personal property taxes assessed against PSINet or PSINet's property, including any gross receipts taxes assessed in lieu of net income or property taxes, provided that, if the terms of the relevant statute or ordinance imposes such gross receipts tax upon IXC, then IXC shall be liable for such tax.

         15.15 Survival of Obligations. The Parties' rights and obligations that, by their nature, would continue beyond the termination, cancellation, or expiration of this Agreement, shall survive such termination, cancellation or termination.

         15.16 Titles and Subtitles. The titles of the Articles and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         15.17 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware without reference to its principles of conflicts of laws.

         15.18 Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement or with respect to an alleged breach of the terms hereof, subject to Section 7.8, above, shall be resolved in accordance with the provisions of Section 19.14 of the IRU Agreement.

         15.19 Entire Agreement/Amendments. This Agreement and the Reciprocal Confidentiality Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subjects hereof and supersedes all prior oral and written agreements, commitments and understandings with respect to such matters. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Parties hereto.

         15.20 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each counterpart shall be deemed to be an original, and all counterparts individually or together shall constitute one and the same instrument.

         15.21 Schedules. The information set forth in the following Schedules to this Agreement is intended to supplement the information contained in this Agreement. In the event of any conflict between the terms of this Agreement and the information contained in the Schedules hereto, the terms of this Agreement shall prevail and control.


BOTH Parties represent and warrant that the Person whose signature appears below is duly authorized to enter into this Agreement on behalf of the Party.

IN WITNESS WHEREOF, THE PARTIES HAVE ENTERED INTO THIS AGREEMENT AS OF THE EFFECTIVE DATE:

 IXC Internet Services, Inc.           PSINet Inc.


 By:  /s/ RALPH J. SWETT               By: /s/  WILLIAM L. SCHRADER
    -------------------------------       --------------------------------

 Name:  RALPH J. SWETT                 Name:   WILLIAM L. SCHRADER
      -----------------------------         ------------------------------

 Title: Chairman, President and CEO    Title:  Chairman, President and CEO
       ----------------------------         ------------------------------

 Date:   7/22/97                       Date:    7/22/97
       ----------------------------         ------------------------------

                                 SCHEDULE 2.1.3

                            MASTER TEAMING AGREEMENT

Definitions:

         "Client" refers to a major domestic or worldwide corporation which either issues a request for Proposal or would be receptive to an unsolicited Proposal for procurement of products and/or services of the types provided by the Parties.

         "Project" refers to a certain procurement of services by and delivery to Client.

         "Proposal" refers to the documentation of the plan, approach, methodology, deliverables, costs, etc. submitted to a Client.

         "Team Leader" shall mean the Party submitting the proposal to Client and fulfilling the leadership role in Project management.

         "Team Member" shall mean the Party who is not the Team Leader.

         All other capitalized terms used herein but which are not otherwise defined shall have the meanings given to them in the Joint Marketing and Services Agreement to which this Schedule 2.1.3 is attached (the "Marketing Agreement").

ARTICLE I - INTRODUCTION AND SCOPE.

1.1 With respect to IXC, this Agreement applies only to the Internet Services and Broadband Services divisions of IXC and to teaming efforts regarding the products and services of such divisions. In addition, this Agreement shall apply only to teaming efforts regarding products and services to be sold and/or provided in the Territory, except as stated below. The Parties acknowledge that Projects may be performed outside the Territory either directly or indirectly through local subsidiaries or subcontractors and may be under this Agreement or under separate agreements of their respective local subsidiaries, all as the Parties may agree from time-to- time. The Parties will endeavor to ensure that the provisions of any such separate agreement, to the extent reasonably possible, will be the same as those of this Agreement. However, because of the various legal and business requirements of such subsidiaries or imposed on such subsidiaries, certain modifications of the provisions of this Agreement may be required for its adoption for use in such instances.

1.2 This Agreement applies only to the preparation and submission of Proposals and other related activities and performance of the Parties in order to obtain a contract from the applicable Client. The provision of products and/or services by a Party hereto as





                                 Schedule 2.1.3
         subcontractor to the other Party hereto as prime contractor will be under a separate agreement, as stated in Section 2.3 of this Agreement.

1.3 Either Party may request the other Party's participation in the development of a Proposal. Such request will be in writing in the form of a Statement of Intent To Develop A Proposal (the "Statement of Intent") substantially in the form of Exhibit A hereto, signed by a requesting Party. Such Statement of Intent may contain a brief preliminary description of the products and services each Party would provide, with the full description of the products and services to be provided by a Party as subcontractor to the other Party as prime contractor, and the applicable fees and charges, to be agreed upon and completed at a later date and incorporated in a subcontract to be negotiated and executed by the Parties with respect to the applicable Project. The Party receiving such a request to participate will respond in writing as to whether or not it will participate in the Proposal and Project by the earlier of (i) ten (10) business days after its receipt of the request, or (ii) thirty (30) days prior to the due date of the Proposal. A Party's election to participate shall be effected by executing and returning the Statement of Intent. An election to decline the offer to participate shall be effected by sending written notice of this decision to the offering Party. In the event of an election to decline participation, the following provisions of this Agreement will not apply to the applicable Proposal and Project: Articles III, IV and V, and Section 2.3.

ARTICLE II - RELATIONSHIP OF THE PARTIES.

2.1 The Parties shall act as independent contractors in the performance of this Agreement. Neither Party shall act as agent for or partner of the other Party for any purpose whatsoever, and the employees of one Party shall not be deemed the employees of the other Party.

2.2 Nothing in this Agreement shall be construed to grant either the Team Leader or the Team Member the right to make commitments of any kind for or on behalf of the other Party without the prior written consent of the other Party.

2.3 It is understood and agreed that, in the event a contract is awarded to the Team Leader by the Client, the Team Leader will be the prime contractor. In such event, the Team Leader agrees, subject to the Client's approval, promptly upon receipt of the contract award, to negotiate in good faith a subcontract with the Team Member for performance of its proposed portions of the Project. The Parties agree to use reasonable efforts to negotiate and agree upon model form subcontract agreements which shall be used as standard form agreements, to the extent reasonably possible, between Team Leader and Team Member for Team Member's provision of products and or services with respect to Projects.





                                 Schedule 2.1.3

ARTICLE III - PROPOSAL PREPARATION AND SUBMISSION TO CLIENT.

3.1 Each Party shall use reasonable commercial efforts to prepare its portions of the Proposal for a Project and to obtain the award to the applicable prime contractor hereunder of a contract for the Project.

3.2 The Team Member shall submit to the Team Leader all necessary technical and business data and information concerning its proposed portion of the Project, including pricing data, required for use in preparation of the Proposal. The Team Member shall make available appropriate and high-quality personnel to provide reasonable assistance to the Team Leader in the preparation of the Proposal as directed by the Team Leader.

3.3 The Team Leader shall prepare the Proposal, integrate the information provided by the Team Member and submit the Proposal to the Client. The Team Leader agrees to consult with the Team Member on all matters concerning the portion of the Project to be performed by the Team Member prior to submission of the Proposal to the Client.

3.4 The Team Leader shall identify the Team Member as a proposed subcontractor and describe the Team Member's Project responsibilities in the Proposal.

3.5 The Team Leader shall handle contract negotiations with the Client and, subject to Client approval, the Team Member will have the opportunity to be present at meetings with the Client related to its proposed portion of the Project.

3.6 The Team Leader agrees to consult with and obtain the concurrence of the Team Member prior to making any Proposal change relating to the Team Member's proposed portion of the Project.

3.7 The Team Leader agrees to keep the Team Member advised of all changes in the Client's requirements affecting the Team Member's proposed portion of the Project and as to the probability of contract award to the team.

3.8 The Team Leader shall use its best efforts to obtain the contract award, including participation in oral presentations and preparation of best and final offers, and the Team Member agrees to assist in such efforts as the Team Leader may reasonably require.

3.9 All contacts with the Client with respect to the Project Proposal shall be the responsibility of the Team Leader. Any contacts made by the Team Member with the Client shall be only with the full knowledge, prior concurrence and participation of the Team Leader.

ARTICLE IV - PROJECT SUBCONTRACT.

4.1 In the event of a contract award to the Team Leader, the Parties shall immediately commence good faith negotiations of a subcontract consistent with the terms of this





                                 Schedule 2.1.3

         Agreement, the applicable Proposal, and the applicable prime contract, as may be appropriate, encompassing the Team Member's proposed portion of the Project. The Team Leader agrees to use its best efforts to secure approval of such subcontract by the Client in the event such approval is necessary. Team Leader, with Team Member's agreement, may authorize Team Member to begin work, at the direction of the Team Leader, prior to execution of the subcontract, for the specific Project, subject to the terms of the model form subcontract agreement referred to in Section 2.3, above.

4.2 The specific work to be performed by the Team Member will be described in the applicable subcontract and/or in orders issued thereunder by Team Leader from time to time. Article V below describes generally the products and services to be provided by the Parties with respect to Projects.

4.3 The subcontract with the Team Member shall include, among other appropriate provisions, those provisions for the prime contract between the Team Leader and the Client which the prime contract requires are to be flowed down to a subcontractor, provided that Team Member either was aware of such flow-down requirement before preparation of Team Member's portion of the Proposal or subsequently agrees to such provisions. Team Member will advise Team Leader, prior to submission of the Proposal, of any such flow-down provisions of the proposed Client prime contract as to which Team Member takes exception; any such provisions, of which Team Member was aware, to which exception is not taken will be included in the subcontract.

ARTICLE V - GENERAL RESPONSIBILITIES FOR PRODUCTS AND SERVICES.

5.1 IXC generally will provide products and services of the following types for Projects:

                                  [TO FOLLOW]

5.2 "Corporation" generally will provide products and services of the following types for Projects:

                                  [TO FOLLOW]

ARTICLE VI - COST AND EXPENSES.

6.1 Each Party will bear all of its own costs and expenses relating to the preparation of Proposals and to the performance of its other obligations and activities under this Agreement. Neither Party will charge the other Party for any services unless specifically agreed otherwise in writing by the Parties.





                                 Schedule 2.1.3

ARTICLE VII - PROPRIETARY INFORMATION.

7.1 Each Party anticipates that it may be necessary to provide access to information of a confidential or proprietary nature (hereinafter referred to as "Proprietary Information") to the other Party in the performance of this Agreement. To the extent possible, Proprietary Information shall be clearly identified or labeled as such by the disclosing Party at the time of disclosure. Where concurrent identification of such information is not feasible, the disclosing Party shall provide such identification as promptly thereafter as possible. However, whether or not so designated, each Party's client lists, business plans, and the pricing of its products and services will be deemed the confidential information of such Party.

7.2 Each Party agrees that it will hold such Proprietary Information confidential in the same manner as it holds its own Proprietary Information of like kind, but in any case, by the use of at least reasonable care. Disclosures of Proprietary Information shall be restricted to those individuals who are participating in preparation of the Proposal and other work related to the Project. Each Party shall return all such Proprietary Information of the other upon termination of the Agreement and completion of all pending Projects.

7.3 Neither Party shall reproduce, disclose or use Proprietary Information of the other except as follows:

(a) Proprietary Information furnished by the Team Leader may be used by the Team Member in performing its obligations under this Agreement and any resulting subcontract.

(b) Proprietary Information furnished by the Team Member may be used by the Team Leader in performing its obligations under this Agreement, including preparation of the Proposal for submission to the Client, and in performance of a resulting subcontract between the Parties for a Project.

(c) Proprietary Information furnished by either Party may be used in accordance with written authorization received from the disclosing Party.

7.4 The limitations on reproduction, disclosure, and use of Proprietary Information shall not apply to, and neither Party shall be liable for, reproduction, disclosure or use of Proprietary Information of the other to the extent such information: (1) becomes known to the public from a source other than the receiving Party; (2) was or becomes known to the receiving Party from a Third Party having the right to disclose it and having no obligation of confidentiality to the disclosing Party with respect to the applicable information; (3) is furnished to others by its owner without restriction on disclosure; (4) is independently developed by personnel of the receiving Party who have not had access to such information; or (5) is disclosed pursuant to governmental or judicial requirement.





                                 Schedule 2.1.3

7.5 Neither the signing of this Agreement nor the furnishing of any Proprietary Information by either Party to the other shall be construed as granting the other Party expressly, by implication, by estoppel or otherwise, any license under any invention, patent, trademark, copyright or other proprietary right now or hereafter owned or controlled by the Party disclosing and furnishing same.

7.6 Each Party admits for all purposes that any violation or threatened violation of this Article VII shall constitute an irreparable injury to the disclosing Party for which monetary damages provide an inadequate remedy, and agrees that, in addition to all other rights provided by law to which the disclosing Party shall hereby be entitled, it shall have the right to seek to have an injunction or equivalent remedy issued against the receiving Party to prevent said Party from violations or further violations of this Article VII.

7.7 The provisions of this Article VII shall survive termination of this Agreement and any Proposal effort.

ARTICLE VIII - INTELLECTUAL PROPERTY RIGHTS.

8.1 All rights in and to inventions conceived and/or reduced to practice, and in and to works of authorship created in the performance of this Agreement (and any resulting subcontracts signed by the Parties for a Project, except as the Parties agree otherwise in any such subcontracts) shall be the sole and entire property of the originating Party, including full ownership and title to related patents, copyrights and other intellectual property. In the event of joint inventions or joint works or authorship, the Parties shall engage in good faith negotiations to establish respective ownership rights therein. Failing agreement within thirty (30) days from initiation of good faith negotiations by either Party, [the Parties shall be deemed to have joint ownership, without right of account, of the intellectual property rights embodied in such new inventions and/or works of authorship.]

8.2 Notwithstanding the foregoing, with respect to any Proposal effort by the Parties, it is understood and agreed that Team Member shall grant a license or transfer rights to Team Leader and/or the Client in inventions, works of authorship, data and information as required by the terms of the applicable request for Proposal for a Project, provided that Team Member was aware of such terms at the time Team Member prepared its portion of the Proposal, and except to the extent exceptions are taken to the applicable provisions of the request for Proposal. Such license or transfer of rights shall not exceed the requirements of the prime contract for such Project. Intellectual property rights embodied in preexisting equipment or computer software shall remain the sole property of its then owner, provided, however, such owner hereby agrees to license such software for use by the Client to the extent required by the prime contract.





                                 Schedule 2.1.3

ARTICLE IX - NON-EXCLUSIVITY/EXCLUSIVITY OF RELATIONSHIP.

9.1 Except as stated below, the participation of the Parties in a Project under this Agreement shall be on a non-exclusive basis, and each Party shall retain complete freedom to work alone or with other Third Parties in bidding or performing work on any such Project. However, on a case-by-case basis, the Parties may agree, with respect to any particular Project, to participate with each other on an exclusive teaming basis, and, in the event of such an agreement to team exclusively, it shall be under the following terms.

(a) [Neither Party may enter into or participate in a teaming agreement or effort with another Third Party for the purpose of proposing to provide products or services for a Project subject to this Agreement of the types for which it is responsible under this Agreement.]

(b) [Neither Party may quote, offer to provide, provide, offer to sell, or sell to the applicable Client or to any prime or subcontractor to the applicable Client any products or services relating to the applicable Project of the types for which it is responsible under this Agreement, other than pursuant to a Proposal under this Agreement or a subcontract between the Parties.]

(c) [With respect to IXC, the exclusive teaming obligations and restrictions stated above shall apply only to its IXC Internet Services division, and the other divisions and business units of IXC Communications, Inc. are free of any such obligations and restrictions.]

(d) Notwithstanding the foregoing, in the event that any other division of IXC invites IXC Internet Services division to participate with it in any Proposal for any Project or to provide any products or services with respect to a Project, IXC Internet Services division may do so, provided that such other division of IXC became aware of such Project other than through a violation of the rights of "Corporation" regarding protection of its Proprietary Information under this Agreement. In the event the IXC Internet Services division participates or provides any products or services as described above in this Section 9.1(d), both Parties to this Agreement will be relieved of and discharged from the exclusive teaming obligations and restrictions stated above with respect to the applicable Proposal and Project.

9.2 The Parties will be relieved of and discharged from the above exclusive teaming obligations and restrictions to the extent that either Party's participation in the applicable Project with any other Third Party is pursuant to any agreement executed prior to its agreement to team exclusively hereunder. Each Party will exert best efforts to advise the other Party of any such previously existing agreement as soon as possible. In the event that a Party participates in a Project with a Third Party under the circumstances described above in this Section 9.2 and that such Party is relieved of and discharged from the said exclusive teaming obligations and restrictions under this Section 9.2, the other Party may, at its option, terminate the applicable Proposal under this Agreement and/or participate in the Project itself, independently of the other Party, or with any other Third Party, and





                                 Schedule 2.1.3
         will be deemed relieved of and discharged from the above-referenced exclusive teaming obligations and restrictions.

9.3 The Parties will be relieved of and discharged from the above exclusive teaming obligations and restrictions to the extent provided under Section 15.4, below, regarding termination of a Proposal effort.

ARTICLE X - LIMITATION OF LIABILITY.

10.1 NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) INCURRED OR ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE XI - NON-SOLICITATION.

11.1 Neither Party shall actively solicit for employment any of each other's personnel during the period of such employees' assignment to or work on any Proposal and for the period of six (6) months following termination of assignment of each such employee to the Proposal effort. Publicizing available employment positions in newspapers or other media of mass communication shall not be deemed active solicitation for employment under this provision.

ARTICLE XII - FORCE MAJEURE.

12.1 Neither Party shall be liable for any failure to perform or for any delay in performance of this Agreement where the failure or delay is due to acts of God or public enemy, war, riot, embargo, fire, explosion, sabotage, flood, accident, strikes, lockouts or other labor disturbances or to enactment, promulgation or issuance of any laws, regulations, orders or decrees of any competent governmental, regulatory or judicial authority, or, without limiting the foregoing, to any circumstances beyond such Party's reasonable control. During such period of disability, each Party's obligations will be suspended and commensurately extended until such time as performance is no longer prevented or hindered, provided that if such period extends for the shorter of (I) thirty (30) days, or (ii) a period of such duration that either Party consequently reasonably determines that affected Proposal efforts are jeopardized, either Party thereafter may terminate this Agreement as it applies to any adversely affected Proposal, if such right is exercised before the disability is remedied and performance is resumed.





                                 Schedule 2.1.3

ARTICLE XIII - PUBLIC ANNOUNCEMENT.

13.1 Any news release, public announcement, advertisement or publicity released by either Party concerning this Agreement, any Proposal, or any contract award related thereto, will be subject to the prior review, comment and approval of the other Party, except that this Agreement and its terms may be disclosed by either Party as required by any law, regulation or court order. Any such publicity shall give due credit to the contribution of each Party.

ARTICLE XIV - GOVERNING LAW.

14.1 This Agreement shall be construed in accordance with the local law of the State of Texas.

ARTICLE XV - TERM AND TERMINATION OF AGREEMENT AND PROPOSAL EFFORTS.

15.1 This Agreement is effective upon execution by both Parties and will continue in effect thereafter for an initial term of one (1) year. Thereafter, the term of this Agreement will be deemed renewed automatically, subject to termination as set forth below or as other-wise provided in this Agreement.

15.2 Either Party may terminate this Agreement, for its convenience, with or without cause, upon at least thirty (30) days advance written notice to the other Party, effective as of the end of the initial term or at any time thereafter. With respect to the performance of obligations regarding any Proposal which would extend beyond the termination of this Agreement, the provisions of this Agreement applicable to such performance and the corresponding rights and obligations of the Parties will be deemed to survive the termination of this Agreement and continue in effect as required for the completion of such performance.

15.3 With respect to a Proposal, the rights and obligations of the Parties under this Agreement, except any obligations relating to the protection of a Party's confidential information, shall terminate upon the first to occur of any of the following events:

(a) cancellation of the applicable request for Proposal or modification of the said request for Proposal resulting in the deletion of the requirement of the Team Member's products or services or a substantial portion thereof;

(b) elimination by the Client of the Team Leader from consideration as prime contractor or award of the prime contract to a company other than the Team Leader);

(c) award of a prime contract to the Team Leader which does not include the Team Member's products or services or a substantial portion thereof;





                                 Schedule 2.1.3

(d) notification by the Client that the Team Member is unacceptable as a subcontractor, or a direction by the Client to utilize a subcontractor other than the Team Member, or a determination by either, the Client or the Team Leader that the Team Member's offerings do not fully comply with the mandatory requirements of the request for Proposal;

(e) notification of termination by either Party in the event the Parties are unable to agree, negotiating in good faith, on the terms and conditions of the SUBCONTRACT, within sixty (60) days (or such longer period as the Parties may agree) from the award of a prime contract to Team Leader.

(f)      execution of the applicable subcontract between the Parties;

(g) filing by or against either Party of a petition or a resolution made or passed by either Party for the bankruptcy, winding-up, liquidation or dissolution of such Party, or the appointment of a receiver or trustee in respect of such Party or of its assets, or the acknowledgment by such Party of its inability to meet its debts as they fall due, or a general assignment of the assets of such Party for the benefit of its creditors;

(h)      termination by either Party under Article XII of this Agreement;

(i) determination, made reasonably and in good faith, by Team Leader to withdraw a Proposal for the reason that it has no reasonable prospect of being awarded the prime contract, making continuation of the Proposal effort uneconomical or impractical.

(j) notification of termination, effective thirty (30) days after such notification, by a Party to the other Party as a result of a material breach or default of this Agreement by the other Party which is not cured, corrected or remedied by the expiration of such thirty-day period;

15.4 In the event any Proposal effort is terminated under Sections 15.3(a) through (i), above, both Parties will be deemed relieved of and discharged from any exclusive teaming obligations and restrictions under Article IX or any other exclusive teaming provision with respect to the applicable terminated Proposal effort. In the event a Party terminates any Proposal effort as a result of the other Party's breach under Section 15.3(j), above, such terminating (non-breaching) Party will be deemed relieved of and discharged from any exclusive teaming obligations and restrictions as stated above in this Section 15.4. Except as otherwise stated in this Section 15.4 or elsewhere in this Agreement, the said exclusive teaming obligations and restrictions will survive such termination.

ARTICLE XVI - CONDUCT OF THE PARTIES.

16.1 Neither Party, in the performance of this Agreement, shall take any action that would be illegal under any applicable rule, regulation or law. The Parties and their respective business associates shall avoid any practices that are unlawful, improper or unethical and





                                 Schedule 2.1.3
         shall conduct themselves at all times in a manner that will avoid any appearance of impropriety on the part of either Party in the event of public disclosure.

ARTICLE XVII - SURVIVAL.

17.1 In addition to those provisions hereof expressly stated to survive this Agreement, any provisions of this Agreement and the related rights and obligations of the parties which, by their nature, should survive termination of this Agreement, will so survive and continue in effect as appropriate.

ARTICLE XVIII - GENERAL.

18.1 All notices, requests, consents and other communications hereunder shall be deemed to have been duly given if delivered in accordance with Section 15.6 of the Marketing Agreement.

18.2 Except as otherwise stated in this Agreement or the Marketing Agreement, this Agreement may not be assigned or otherwise transferred by either Party, in whole or in part, without the express prior written consent of the other Party. No provision of this Agreement may be waived except by a writing by the Party to be charged, nor may this Agreement be amended except by a writing executed by an authorized representative of each Party.

18.3 The foregoing represents the complete and exclusive statement of the agreement between the Parties and supersedes any prior oral or written agreements, Proposal, commitments, understandings, or communications with respect to the subject matter of this Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives, with the intention of being legally bound hereby.

 [IXC INTERNET SERVICES]               ("CORPORATION" NAME)


 By:                                   By:
    -----------------------               -------------------------------
        (Signature)                                (Signature)
 Name:                                 Name:
      ---------------------                 -----------------------------

 Title:                                Title:
       --------------------                  ----------------------------

 Date:                                 Date:
      ---------------------                 -----------------------------

         Master Teaming Agreement

Between IXC INTERNET SERVICES and ______________ dated___________________.





                                 Schedule 2.1.3

                                   EXHIBIT A

               FORM OF STATEMENT OF INTENT TO DEVELOP A PROPOSAL

Client:____________________________


________________________________________________________________________________


Team Leader:____________________________________________________________________

Team Member:____________________________________________________________________

Request For Proposal Title/number (if applicable)_______________________________

Proposal Due Date (if applicable)_______________________________________________

Development of Proposal. The parties agree to jointly develop a client proposal under which each party would provide the respective products and services generally and briefly described as follows:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________





                                 Schedule 2.1.3

ACKNOWLEDGEMENT: This Statement of Intent To Develop A Proposal is issued pursuant to the Master Teaming Agreement identified above. All of the terms and conditions of the said Master Teaming Agreement are incorporated in and made a part of this document as if expressly set forth herein.

 IXC Internet Services                ("Corporation" name)

 By:                                  By:
    -------------------------------       --------------------------
 Name:                                Name:
      ----------------------------          ------------------------

 Title:                               Title:
        --------------------------          ------------------------





                                 Schedule 2.1.3

                                  SCHEDULE 2.2

                            PSI SERVICE COMMITMENTS


1. In providing Managed Connectivity Services under this Agreement, PSI will, at a minimum, comply with the following performance requirements:

         (a) Service Availability. 24 x 7 (subject to scheduled downtime for network maintenance during low traffic periods, upon not less than one week notice, when possible, to IXC and affected IXC Customers).

         (b) Service Reliability. 99.5%, excluding network problems (i) occurring between the customer's premise and the PSI Points-of-Presence, and (ii) occurring beyond the point where information exits the PSI backbone.

         (c) Installations. Including acceptance and compliance with the minimum performance capabilities, PSI will complete as soon as practical but to occur no later than (i) 45 days after receipt of order by PSI and (ii) three business days following IXC or LEC provisioning of circuits pursuant to an assignment of customer addresses by InterNIC (which assignment will be requested promptly by PSI following receipt of order). In cases in which new circuits do not need to be provisioned in connection with a new installation, new customers may be given a shorter committed date for completion of installations.

         (d) Problem Responsiveness. The Parties will develop a mutually agreeable interface to the PSI trouble ticket system and appropriate problem escalation procedures to address the needs of IXC and IXC Customers.

*




                                  Schedule 2.2
                                  Page 1 of 3

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

         (a) Class B Allocation and Transfer. Immediately upon execution of the Joint Marketing and Services Agreement to which this
                 Schedule is attached (the "Marketing Agreement"), PSI will allocate a class B-sized block of address space, transfer all existing IXC (the PSI customer) addresses to it, and grant IXC all of PSI's right, title and interest in and to such class B address block. PSI will assist IXC in obtaining a class B from the InterNic (or other authority). At such time as such class B is allocated, IXC will transfer all of IXC's right, title and interest in and to such class B address block to PSI.

         (b) Infrastructure Engineering. PSI will, at all times, treat the IXC class B as it would one of its own class B's for the purposes of routing, peering, and network throughput optimization.

3. Announcement. The services specified by IXC will be provided as a feature or function of the new PSI product/price plan for the ISP business market. Such plan is not completed. Upon completion, PSI will provide Internet routing for IXC and IXC customer networks via a separate AS number(s) assigned by appropriate Internet authorities. PSI will assist IXC in obtaining the necessary AS number(s), ownership of which is to be transferred and assigned to IXC. Notwithstanding the foregoing, PSI will obtain and implement updates to its ISP peering relationships and router configurations to allow full Internet routing for the IXC AS number(s) and associated networks at such time as PSI is able to do so.

4. Peering. PSI acknowledges that IXC reserves the right to establish its own peering relationships with other ISPs. PSI will work jointly with IXC to ensure appropriate routing for IXC between PSI and IXC borders.

5.       Hardware.  PSI will make the equipment in Appendix 1 to this Schedule
         2.2 available for resale by IXC unless PSI is prevented from doing so by its contracts with the equipment suppliers. Should such supplier agreements prevent such resale, PSI will assist IXC in acquiring its own licenses to do so. The prices on Appendix 1 to this Schedule 2.2 may be changed to reflect the then PSI acquisition cost for such. Prices charged to IXC by PSI shall, however, be subject to the most favored pricing provisions of the Marketing Agreement.

6. Terms. PSI's obligations with respect to delivery of Services under the Marketing Agreement to an IXC Customer is, for all Services, subject to compliance by such IXC Customer, with the terms and conditions set forth in PSI's standard service agreements relating to the comparable services offered by PSI to PSI customers.

7. Cooperation. The Parties shall cooperate with each other to ensure that the product service descriptions, whether contained in the Documents, service agreements, world-wide





                                  Schedule 2.2
         web site pages or elsewhere, at all times fairly and accurately describe the features and functions of the Services.





                                  Schedule 2.2

                           APPENDIX 1 TO SCHEDULE 2.2


PSINET
INTRANET WAREHOUSE - HARDWARE LIST

       Product Number                                               Description                                         Prices
       --------------                                               -----------                                         ------
ROUTERS:
ascend-50                    Ascend Pipeline 50 Router (with integrated NT1) . . . . . . . . . . . . . . . . . . . . .$     *
                             Compatible with LAN-ISDN

ascend-P130                  Ascend Pipeline 130 Router (with integrated NT1 and T1 CSU/DSU) . . . . . . . . . . . . .      *
                             Compatible with LAN-ISDN and interFrame 128K-T1 Services

cisco-2504                   Cisco 2504 Router (TokenRing, v. 35, IP Only) . . . . . . . . . . . . . . . . . . . . . .      *
                             Compatible with interFrame, InterPPP, and LAN-ISDN (18 Channel)

cisco-2514                   Cisco 2514 Dual Ethernet Router . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      *
                             Compatible with InterFrame and InterPPP Services

comp-sys-900i                Compatible Systems MicroRouter 900i Single Ethernet Router  . . . . . . . . . . . . . . .      *
                             Compatible with LAN-DIAL, LAN-ISDN (18 Channel), InterPPP and InterFrame 56K Services

comp-sys-1220i               Compatible Systems MicroRouter 1220i Dual Ethernet Router . . . . . . . . . . . . . . . .      *
                             Compatible with LAN-DIAL, LAN-ISDN (18 Channel), InterPPP and InterFrame 56K-T1 Services

comp-sys-1220iV35            Compatible Systems MicroRouter 1220i Dual Ethernet Router (with v.35 cable) . . . . . . .      *
                             Compatible with LAN-DIAL LAN-ISDN (18 Channel), InterPPP and InterFrame 56K bps-T1
                             Services

comp-sys-1270i               Compatible Systems MicroRouter 1270i Dual Ethernet Router (with integrated T1 CSU/DSU)  .      *
                             Compatible with LAN-Dial, LAN-ISDN (18 Channel), and InterFrame 56K-T1 services

farallon-netop 640           Farallon Netopia 640 ISDN Router (with integrated NT1)  . . . . . . . . . . . . . . . . .      *
                             PC version for unlimited users.  Compatible with LAN-ISDN Service

farallon-netop 440           Farallon Netopia 440 ISDN Router (with integrated NT1)  . . . . . . . . . . . . . . . . .      *
                             Macintosh version for unlimited users.  Compatible with LAN-ISDN Service

livingston-irx 211           Livingston IRX-211 Firewall Router (with v.35 cable)  . . . . . . . . . . . . . . . . . .      *
                             Compatible with Interframe and InterPPP Services

proteon-globetrot 60         Proteon Globetrotter 60 (with v.35 cable) . . . . . . . . . . . . . . . . . . . . . . . .      *
                             Compatible with Interframe Service

rockwell-nh-bri              Rockwell NetHopper NH-BRI 616 (with integrated NT1) . . . . . . . . . . . . . . . . . . .      *
                             Includes internal analog modem.  Compatible with LAN-ISDN and LAN-DIAL Services.





                           Appendix 1 to Schedule 2.2
                                  Page 1 of 2



               * Confidential material has been omitted and filed separately with the Securities and Exchange Commission

       Product Number                                               Description                                         Prices
       --------------                                               -----------                                         ------
MODEMS & CSU/DSUS:                                                                                                            0
astro-nx1                    Astrocom NX1 T1 CSU/DSU (Including sub-rate T1) . . . . . . . . . . . . . . . . . . . . .     *
                             Compatible with Interframe 128K-T1 Services

astro-2364                   Astrocom 2364 56K CSU/DSU . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     *
                             Compatible with Interframe 56K and InterPPP Services

usr-sportPC                  US Robotics Sportster 33.6 Kbps Modem . . . . . . . . . . . . . . . . . . . . . . . . . .     *
                             PC version compatible with InterRamp and LAN-DIAL Services

usr-sportMAC                 US Robotics Sportster 33.6 Kbps Modem . . . . . . . . . . . . . . . . . . . . . . . . . .     *
                             Macintosh version compatible with InterRamp and LAN-DIAL Services

MISCELLANEOUS:
3com-ImpactPC                3Com Impact (with external TA/NT1)  . . . . . . . . . . . . . . . . . . . . . . . . . . .     *
                             PC version compatible with InnerRamp Service via ISDN

3com-ImpactMAC               3Com Impact (with external TA/NT1)  . . . . . . . . . . . . . . . . . . . . . . . . . . .     *
                             Macintosh version compatible with InterRamp Service via ISDN

motorola-bitsurfPC           Motorola Bitsurfer Pro (with external TA/NT1 and two analog ports)  . . . . . . . . . . .     *
                             PC version compatible with LAN-ISDN and InterRamp Service via ISDN.

motorola-bitsurMAC           Motorola Bitsurfer PRO (with external TA/NT1 and two analog ports)  . . . . . . . . . . .     *
                             Macintosh version compatible with LAN-ISDN and InterRamp Service via ISDN.

nt-nt1                       Northern TelecomTM Standalone NT1 Model A . . . . . . . . . . . . . . . . . . . . . . . .     *
                             Includes 2 watt power supply.  Compatible with InterRamp and LAN-ISDN Services.

Note:                        Continental U.S. Shipping:
Orders in Virginia must
includes a 4.5% sales tax.   Hardware:  There is a [*] shipping fee for all hardware purchased through PSINet.

Terms: Net 30 days.





                           Appendix 1 to Schedule 2.2
                                  Page 2 of 2


               * Confidential material has been omitted and filed
                 separately with the Securities and Exchange Commission

                          Attachments to Schedule 2.2





                                  Requirements

                                      for

                         Managed Connectivity Services

                                      and

                              Value-Added Services

                       DEDICATED INTERNET ACCESS SERVICE
                             SERVICE REQUIREMENTS
                                 VERSION 1.1


1.         OVERVIEW

PSI's Dedicated Internet Access services provide full-time dedicated Internet access via point-to-point 56K and T1 leased lines or SMDS metropolitan area network T1 and T3 connections.

The PSI Dedicated Internet Access services include:

           o     PSINet InterFrame
           o     PSINet InterMAN

The PSI Dedicated Internet Access service specifications are included in
Schedule 2.3.

2.         WHOLESALE SERVICE BRANDING

PSI is to deliver the Dedicated Internet Access service to IXC and IXC Customers on a branded basis, such that the service is delivered to the end customer as an IXC or IXC Reseller branded service. Service branding is to be present in the following areas:

           o     Sales collateral
           o     Service manuals and other service-related material.
           o All PSI contact with the end customer, such as during order verification, service provisioning, and customer support
           o Email addresses and web site domain names for customer support, service status, service information.
           o     Service usage reports

Where additional investment and resources are required, PSI will state estimated costs in advance for which IXC or the IXC Reseller is responsible.

3.         DELIVERY PROCESSES

Documented delivery processes are to be developed by PSI. PSI will work to integrate internal processes with IXC's service processes, specifically in the areas of:

           o     Sales support
           o     Order processing
           o     Service provisioning
           o     Customer support
           o     Network operation procedures and escalation
           o     Trouble ticketing and tracking
           o     Billing





                          Attachments to Schedule 2.2

PSI must create and maintain delivery process documentation specific to the items listed above.

4.         SERVICE IMPLEMENTATION

IXC is responsible for:

          o     Submitting accurate and correct service order information to PSI

PSI is responsible for:

           o Via IXC, ordering, installing, and configuring the customer's communications circuit
           o Internet service provisioning and configuration (IP addresses, DNS, routing, etc.) for the customer's network
           o     Registration and assignment of IP address numbers
           o     Registration of the customer's domain name
           o Implementation of routing information as required for the customer's environment.

PSI's installation technicians are responsible for remotely assisting the customer's technical liaison in the physical installation of the customer premise equipment (CPE).

Service implementation details are described below.

4.1.       SITE PLANNING AND PREPARATION COORDINATION

Site planning coordination will be provided by PSI to the customer's designated point of contact. This helps customers to prepare for installation of the Dedicated Internet Access service. Customers need to provide space and power for the CPE equipment, an attachment to the customer's internal network, and at least one computer with TCP/IP support.

4.2.       COMMUNICATIONS CIRCUIT ORDERING

PSI is responsible for ordering (from IXC, on behalf of the customer) and maintaining the communications circuit necessary for delivery of service. IXC will either provide the circuit itself or order one from another telecommunications vendor and at IXC's cost.

4.2.1.     INSIDE WIRING

PSI arranges for IXC to terminate the circuit in proximity to the planned location of the premises equipment. Any cost associated with extending the circuit to this location (inside wiring) is passed on to the customer.

4.3.       CUSTOMER PREMISE EQUIPMENT

The customer premises equipment package consists of a TCP/IP router with appropriate LAN and WAN interfaces, a CSU/DSU corresponding to the connection type, and associated cables.

4.3.1.     SUPPORTED CUSTOMER PREMISE EQUIPMENT





                          Attachments to Schedule 2.2

PSI will only support CPE that has been tested by PSI and certified for compatibility with PSI services. PSI will maintain a current WWW list of certified and supported CPE.

4.3.2.     CUSTOMER PREMISE EQUIPMENT PROVISIONING

Managed services (e.g., InterMAN, InterFrame with RouteWaller) require that the CPE be owned and operated by PSI. When the customer prefers to own and operate their own equipment, CPE may be purchased through PSI. When purchased through PSI, the package of service equipment utilized by each customer is to be pre-assembled by PSI and subjected to a hardware quality acceptance test by PSI before delivery to the customer site. Equipment not purchased through PSI is subject to verification of suitability by PSI. PSI will consider non-certified routers on a case-by-case basis.

Customers providing their own premises equipment must maintain the premises equipment to current hardware and software revision levels for compatibility with the PSI service.

4.4.       CUSTOMER PREMISE EQUIPMENT STAGING AND CONFIGURATION

To ease installation, equipment is to be either pre-configured by PSI before delivery to the IXC customer site or PSI assists in remotely configuring after it is connected to the network.

For customer premise equipment supplied by PSI, PSI is responsible for pre-configuring the customer premise equipment with its initial configuration information prior to shipping to the IXC customer site.

When the IXC customer supplies the premise equipment, PSI is responsible for providing to the customer initial configuration information for the customer premise equipment sufficient to enable IP connectivity to the customer's network.

4.5.       CUSTOMER PREMISE EQUIPMENT INSTALLATION

PSI's installation technicians are responsible for remotely assisting the IXC customer's technical liaison in the installation of the premises equipment. The customer's technical liaison performs the physical installation of the premises equipment. On-site CPE installation by a PSI field technician or agent is to be provided by PSI on an optional basis (InterFrame) unless otherwise specified in the service specification (InterMAN). Please see attached price sheet.

4.6.       IPADDRESS ALLOCATION


*


                          Attachments to Schedule 2.2
                                 Page 4 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

*

4.7.       IP ROUTING SERVICE

4.7.1.     IP ROUTING FOR IXC CUSTOMERS

PSI must perform any IP routing configuration changes to its network routers necessary to enable Internet routing for IP traffic destined to or received from the IXC customer's network.

*

4.8.       DOMAIN NAME SERVICE (DNS)

PSI is to provide IXC Dedicated Internet Access customers with primary and/or secondary domain name service as necessary for successful presence on the Internet.



                          Attachments to Schedule 2.2
                                  Page 5 of 41


* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

4.8.1.     DOMAIN NAME REGISTRATION

On behalf of IXC customers, PSI is to perform registration of the customers' domains with the InterNIC and/or its successors. PSI is to submit domain name registrations to the InterNIC using registration and billing information provided to PSI by IXC or the IXC Reseller as part of the customer order. InterNIC or its successor(s) will invoice the IXC customer directly for the domain name registered.

For existing customer domains, PSI is responsible for assisting IXC customers with the transfer of existing domain name service to the PSI nameservers, using processes designed to minimize any discontinuity of Domain Name Service for the customer's domains.

4.8.2.     DOMAIN NAME SERVICE OPERATION

DNS service provided to IXC customers by PSI must be maintained on multiple nameservers which are physically diverse and connected to the PSI backbone at different points.

IXC customers may elect to run and administer their own primary and/or secondary nameservers. For customers running their own primary nameserver, PSI is to offer secondary nameservice for the customer's domains on at least two PSI nameservers.

Nameservice for one domain per customer connection is part of the basic service. Nameservice for additional domains is available as an option. Please see attached fee schedule.

4.8.3.     DNS UPDATES

For IXC customer domains for which PSI provides primary nameservice, PSI must perform updates to the customer domain zone information as reasonably requested by the customer. Zone update procedures are to be documented by PSI and provided to IXC. PSI is to provide a web interface as soon as possible that allows IXC customers to make changes to their domain information interactively.

Turnaround time for updated IXC customer DNS information to be available on the Internet via Internet accessible PSI nameservers must be no more than 24 hours.

4.9.       ACCEPTANCE TESTING

PSI is to conduct ping test to the customer's site to ensure that the customer premise router can successfully communicate over the IXC Dedicated Internet Access service and service billing by PSI to IXC may be initiated. Additional tests will be performed thereafter to verify the proper operation of the on-site equipment package, the local access facility, and the PSI Internet infrastructure, including IP routing, DNS, Usenet news, and other services.

4.10.      ACCEPTANCE CRITERIA.

PSI implementation of service for IXC Dedicated Internet Access service customers is considered complete when the following criteria have been met:





                          Attachments to Schedule 2.2

4.10.1. A circuit has been installed and configured to give the customer the amount of bandwidth contracted for between the customer location and the PSI Point-of-Presence (POP). If a Frame Relay connection, PVCs have been configured with appropriate CIR and burst values as contracted for by the customer.

4.10.2. The Dedicated Internet Access router and associated premises equipment is installed at the customer site, and IP connectivity between the customer network and the Internet (including routing outside PSI networks) exists.

PSI must verify IP connectivity through a test which:

           o sends repeated pings through the Internet to the customer site and verifies that the pings were received.
           o in cases when the premises equipment configuration supports it, PSI must verify IP routing through a trace route test.

4.10.3. IP addresses have been allocated from IXC's address space to the customer for use on their network.

4.10.4. Any necessary routing changes have been made in PSI's network routers so that routes to the customers IP networks and addresses are announced to the Internet.

4.10.5. For customers with their own domain, the domain is registered with the InterNIC and any PSI-supplied primary and secondary DNS servers are operational for it.

4.10.6. Any initial customer requested packet-filtering option has been installed in the customer premise Dedicated Internet Access router.

4.10.7. The customer has been informed that the Internet service is available for implementation of Internet application such as, Telnet, FTP, E-Mail or WWW, and has acknowledged that they plan to configure these applications within the installation phase or that they do not intend to at this time. Billing will commence upon a successful ping test and not acceptance of working Internet application.

4.10.8. The customer has been informed of the operational status of the customer's Internet connection and been provided with documentation of (i) the Internet service configuration, and (ii) the acceptance test results.

4.10.9. IXC has been informed of the operational status of the customer's Internet connection and been provided with documentation of (i) the Internet service configuration, and (ii) the acceptance test results.

4.10.10. The IXC customer has been given an information package designed for new Dedicated Internet Access customers.





                          Attachments to Schedule 2.2

5.         SERVICE OPTIONS

5.1.       USENET NEWS SERVICE

IXC offers NNTP news feeds and/or NNRP news server access to its Dedicated Access Internet Service customers. PSI is responsible for working with the IXC customer to determine whether the size of the customer's Internet access line is sufficient to meet the customer's network news requirements. PSI is to provide the IXC customer with Usenet News access via an NNTP news feed from PSI's news servers to the customer's news server, or alternately by allowing the IXC customer to directly access PSI's news server with client software using the NNRP protocol.

Please see fee schedule for pricing.

5.1.1.     NNTP NEWS FEED

As a prerequisite to receiving a Usenet News Feed, the IXC customer must install a news server. PSI is responsible for assisting the IXC customer in determining the news feed parameters.

Once the server is in place and the service is established, PSI is to maintain the news feeds for all IXC customers receiving NNTP news feeds.

PSI's news servers are to accept news postings from the customer's news server and propagate these postings on to other Usenet news servers on the Internet.

IXC customers may request changes to the list of news groups fed from PSI's news servers, during normal business hours and at a frequency averaging up to one change request per week. PSI is responsible for implementing the required changes on the PSI news servers within 24 hours.

Please see fee schedule for pricing.

5.1.2.     NNRP NEWS ACCESS

The IXC Dedicated Access Internet Service customer may chose not to run a news server on their network and instead request NNRP access to PSI's news servers as a client. PSI must provide NNRP access to the IXC Dedicated Access Internet Service customer for up to 25 newsreader clients. PSI's news servers are to accept Usenet news postings from the customer's NNRP clients and propagate these postings on to other Usenet news servers on the Internet.

Please see fee schedule for pricing.

5.2.       NETWORK USAGE STATISTICS REPORTING

PSI is responsible for providing Network Usage Statistics Reporting to IXC Dedicated Internet Access service customers. Network Usage Statistics Reports are to be traffic summary reports that allow customers to track access line utilization and peak activity periods.





                          Attachments to Schedule 2.2

The usage report must be produced on a regular basis (daily, weekly, and monthly) and is to be provided to the customer and to IXC via email and the Web.

The usage information is to be collected from the customer premises and other network equipment using SNMP and other measurement tools.

Please see fee schedule for pricing.

5.3.       EMERGENCY BACKUP SERVICE

In the event of a failure in connectivity between the customer's location and the PSI Point-of-Presence (POP) due to POP equipment failure or failure of the circuit connecting the customer location to the PSI POP, PSI must provide to the customer a PSI dial-up packet access point within four hours after disruption of service (except as provided in Section 15.2 of the Marketing Agreement). This service option must be requested and set up in advance of an event.

6.         NETWORK OPERATIONS SUPPORT

PSI's is responsible for network operations support for network services provided to IXC Dedicated Internet Access service as described in this section.

6.1.       PSI INFRASTRUCTURE OPERATIONS SUPPORT

PSI must monitor the PSI network 24 hours a day, 365 days a year. PSI is to provide proactive operations support and troubleshooting of all network and service infrastructure components providing service to IXC customers, including IXC-provided circuits (such as circuits from the PSI POP to the customer premise).

PSI will use SNMP and other software tools to monitor the network. This software must be supplemented with additional tools to monitor non- SNMP equipment, domain name servers, NNTP news servers and feeds, and other network services.

All network services (routing, DNS, email servers, Usenet news, NTP, security, etc.) must be monitored for availability and performance. The monitoring software must report the status of the network to a display which is monitored throughout the day.

Service outages are to be automatically detected.  Troubleshooting procedures
and customer notification will occur within   *   of an outage.

IXC and PSI will work jointly on resolution procedures.

6.1.1      NETWORK REPORTS

PSI is to provide IXC with network status logs on a regular basis to provide IXC with the ability to evaluate staff responsiveness and network availability. All changes in the PSI network status must be logged.



                          Attachments to Schedule 2.2
                                  Page 9 of 41


* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

PSI is to provide IXC with regular reports on the status of the PSI network. Report information is to be defined by IXC, and will include but not be limited to:

*

6.2        CUSTOMER CONNECTIVITY SUPPORT

PSI must monitor IXC customers' connectivity to ensure continuous Internet connectivity is provided to the customer network. IXC Dedicated Internet Access customer connectivity outages must be detected by PSI and acted upon by PSI within * .

PSI must follow up on loss of connectivity using documented trouble resolution procedures as jointly developed by IXC and PSI.

6.3        COMMUNICATIONS LINK MAINTENANCE

PSI is responsible for monitoring and maintaining the communications link between the Customer and PSI. This includes problem diagnosis and any necessary vendor interaction for dispatch and repair. PSI's staff is to escalate communications circuit problems using documented trouble resolution procedures as jointly developed by IXC and PSI.

6.4        CUSTOMER PREMISES EQUIPMENT MAINTENANCE FOR INTERMAN

If the customer has contracted for customer premise Internet router and CSU/DSU maintenance, PSI is responsible for maintaining the customer premise equipment. PSI must diagnose failures, usually with the assistance of the technical liaison designated by the customer at the site, and shall determine whether equipment replacement is required.

6.4.1      ON-SITE CPE REPAIR / REPLACEMENT FOR INTERMAN

PSI is responsible for performing the actual equipment replacement with telephone assistance (as necessary).

Response time for performing customer premise equipment replacement must meet the schedule described within the PSI customer maintenance contract.

7.         TECHNICAL SERVICES AND CUSTOMER SUPPORT

IXC is to provide first level customer support for all IXC Dedicated Access Internet customers.



                          Attachments to Schedule 2.2
                                  Page 10 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

7.1        STANDARD SERVICE CUSTOMER SUPPORT HELPLINE

PSI must staff an IXC Customer Support helpline with trained and qualified PSI customer support representatives from 8am-8pm EST/EDT Monday through Friday. Customer support staff must be trained in supporting Dedicated Internet Access service customers. Additionally, an outage support hotline (Netwatch) shall be staffed 24 hours per day, 7 days per week, 365 days per year for network access emergency reporting to IXC and its customers.

7.1.1      CUSTOMER SUPPORT HELPLINE RESPONSE TIME

Calls to the PSI-provided IXC customer support hotline must be  answered within
* rings., 8am-8pm EST/EDT Monday through Friday. For similar response times off-hours, optional support may be available (at additional cost).

7.2        CUSTOMER SUPPORT EMAIL MAILBOX  See section 7.4.

7.3        FAULT ISOLATION AND PROBLEM RESOLUTION

PSI is to perform fault isolation for problems related to the PSI provided service. Fault isolation may involve coordination among network operators and technicians, staff at the affected site, telecommunications carriers, and other vendors. Depending on the specific technologies used, the process may involve testing equipment, reconfiguring routers, or diagnosing communications link problems. PSI is responsible for diagnosing service problems and tracking repair progress. PSI is to use documented trouble resolution procedures as jointly developed and agreed upon by PSI and IXC.

7.4        TROUBLE TICKETING SYSTEM

PSI must use a Trouble Ticketing System to track problems from initial report through satisfactory resolution. As PSI staff works to resolve problems, the current status must be maintained in the Trouble Ticketing System.

7.4.1      IXC CUSTOMER ACCESS TO TROUBLE TICKETING SYSTEM

IXC customers will be provided access by PSI to any trouble tickets related to their service, as soon as the technology is available to PSI. If additional programming is required to deliver this functionality, it will be costed out and provided to IXC in advance. The trouble ticketing system should provide designated customer contacts with automatic access to the trouble tickets via web interfaces.

PSI Backbone status information should also be made available to IXC Customer contacts requesting same via the same interfaces.

7.4.2      IXC RESELLER ACCESS TO TROUBLE TICKETING SYSTEM

IXC resellers will be provided access by PSI to any trouble tickets related to the service, as soon as the technology is available to PSI. If additional programming is required to deliver this functionality, it will be costed out and provided to IXC in advance. The trouble ticketing system should provide designated IXC Reseller contacts with automatic access to the trouble tickets via web interfaces.



                          Attachments to Schedule 2.2
                                 Page 11 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

PSI Backbone status information should also be made available to IXC Reseller contacts requesting same via the same interfaces.

7.4.3      IXC ACCESS TO TROUBLE TICKETING SYSTEM

IXC will be provided access by PSI to any trouble tickets related to the service provided to IXC, IXC Resellers and their end customers, as soon as the technology is available to PSI. If additional programming is required to deliver this functionality, it will be costed out and provided to IXC in advance. The trouble ticketing system should provide designated IXC contacts with automatic access to the trouble tickets via web interfaces.

PSI Backbone status information should also be made available to IXC Reseller contacts requesting same via the same interfaces.

PSI is to work with IXC to integrate trouble ticketing systems and processes as much as reasonably possible.

7.5        PROBLEM NOTIFICATION

7.5.1      IXC CUSTOMER PROBLEM NOTIFICATION

The PSI operations staff must inform the technical contact of IXC Dedicated Internet Access service customers of any outages affecting their service. The operations staff must also keep Dedicated Internet Access customers informed of any widespread outages on connecting networks.

7.5.2      IXC RESELLER PROBLEM NOTIFICATION

The PSI operations staff must inform the technical contact of IXC Resellers of any outages affecting service to their end customers. The operations staff must also keep IXC Resellers informed of any widespread outages on connecting networks.

7.5.3      IXC PROBLEM NOTIFICATION

The PSI operations staff must inform the IXC technical contacts of any outages affecting service to IXC, IXC Resellers, or IXC end customers. The operations staff must also keep IXC informed of any widespread outages on connecting networks.

7.6        SOFTWARE AND CONFIGURATION SUPPORT FOR INTERMAN

PSI is responsible for coordinating software updates and configuration changes on the customer premise router and CSU/DSU equipment of IXC customers as required to provide Internet service. Notice of software changes is to be made to the customer technical contacts, and every effort must be made to perform maintenance during off-hours.

7.7        ESCALATION PROCEDURES





                          Attachments to Schedule 2.2

Documented customer support processes are to be developed jointly by PSI and IXC. Specific process documentation is required for the following:

           o     customer support procedures
           o     trouble escalation procedures
           o     trouble ticketing, tracking, and resolution

PSI must provide information to the IXC customer describing customer support, problem resolution, and trouble escalation procedures, customer contact information, and trouble reporting methods.

8.         SECURITY PROCEDURES

The following services provide security procedures: RouteWaller (InterFrame), SecureEnterprise (InterFrame and InterMAN), and PSI IntraNet.

Additionally, PSI's Net Abuse policy shall apply to all IXC customers.





                          Attachments to Schedule 2.2

                      SWITCHED LAN INTERNET ACCESS SERVICE
                              SERVICE REQUIREMENTS
                                  VERSION 1.1

1.         OVERVIEW

PSI's Switched LAN Internet Access services provide on-demand switched connectivity to the Internet via an analog modem (9.6 - 33.6 Kbps) or an ISDN NT1 (64 - 128 Kbps) and a customer premise router. Connectivity is provided to the customer's LAN rather than a single system, via the customer premise router. Connections are established between the customer premise and an PSI Point-of-Presence (POP) using the Point-to-Point Protocol (PPP).

The PSI Switched LAN Internet Access services include:

           o     PSINet LAN-On-Demand (LAN-Dial and LAN-ISDN)

The PSI Switched LAN Internet Access service specification is included in
Schedule 2.3.

2.         WHOLESALE SERVICE BRANDING

PSI is to deliver the Switched LAN Internet Access service to IXC and IXC Customers on a branded basis, such that the service is delivered to the end customer as an IXC or IXC Reseller branded service. Service branding is to be present in the following areas:

           o     Sales collateral
           o     Service manuals and other service-related material.
           o All PSI contact with the end customer, such as during order verification, service provisioning, and customer support
           o Email addresses and web site domain names for customer support, service status, service information.
           o     Service usage reports

Where additional investment and resources are required, PSI will state estimated costs in advance for which IXC or the IXC reseller is responsible.

3.         DELIVERY PROCESSES

Documented delivery processes are to be developed by PSI. PSI must work to integrate internal processes with IXC's service processes, specifically in the areas of:

           o     sales support
           o     order processing
           o     service provisioning
           o     customer support
           o     network operation procedures and escalation
           o     trouble ticketing and tracking





                          Attachments to Schedule 2.2

           o     billing

PSI must create and maintain delivery process documentation specific to the items listed above.

4.         SERVICE IMPLEMENTATION

PSI is responsible for providing and maintaining dial-up Points-of-Presence
(POPs) with analog modem and ISDN access capability that allow local switched access from the customer location. PSI will provide modem ports via dial-up access numbers for IXC Switched LAN Internet Access Service customers.

IXC is responsible for:

          o     Submitting accurate and correct service order information to PSI

PSI is responsible for:

           o Internet service provisioning and configuration ( * , DNS, routing, etc.) for the customer's network

        *

           o     Registration of the customer's domain name

           o Implementation of routing information as required for the customer's environment.

PSI is responsible for remotely assisting the customer's technical liaison in the physical installation of the customer premise equipment (CPE).

Implementation support details are described below.

4.1.       SITE PLANNING AND PREPARATION COORDINATION

Site planning coordination must be provided by PSI to the customer's designated point of contact. This helps customers to prepare for installation of the Switched LAN Internet Access service. Customers need to provide space and power for the CPE equipment, an attachment to the customer's internal network, and at least one computer with TCP/IP support.

4.2.       COMMUNICATIONS CIRCUIT ORDERING

The customer is responsible for ordering and having installed an analog phone line or an ISDN line to support the service at its sole cost.

The customer should arrange for the circuit to terminate in proximity to the planned location of the premises equipment. Any cost associated with extending the circuit to the planned location of the premises equipment (inside wiring) is the responsibility of customer.



                          Attachments to Schedule 2.2
                                 Page 15 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

4.3.       CUSTOMER PREMISE EQUIPMENT

The customer premise equipment package consists of a TCP/IP router with appropriate LAN and WAN interfaces, an analog modem or ISDN NT1 device, and associated cables.

4.3.1.     SUPPORTED CUSTOMER PREMISE EQUIPMENT

PSI will only support CPE that has been tested by PSI and certified for compatibility with PSI services. PSI will maintain a current WWW list of certified and supported CPE.

4.3.2.     CUSTOMER PREMISE EQUIPMENT PROVISIONING

The customer premise equipment may be purchased through PSI. When purchased through PSI, the package of service equipment utilized by each customer is to be pre-assembled by PSI and subjected to a hardware quality acceptance test by PSI before delivery to the customer site. Equipment not purchased through PSI is subject to verification of suitability by PSI.

Customers providing their own premises equipment must maintain the premises equipment to current hardware and software revision levels for compatibility with the PSI service.

4.4.       EQUIPMENT STAGING AND CONFIGURATION

For customer premise equipment supplied by PSI, PSI is responsible for pre-configuring the customer premise equipment with its initial configuration information prior to shipping to the IXC customer site.

When the IXC customer supplies the premise equipment, PSI is responsible for providing to the customer initial configuration information for the customer premise equipment sufficient to enable IP connectivity to the customer's network.

4.5.       CUSTOMER PREMISE EQUIPMENT INSTALLATION - NOT APPLICABLE

4.6.       CUSTOMER PREMISE EQUIPMENT

PSI is responsible for remotely assisting the IXC customer's technical liaison in the installation of the premises equipment. The customer's technical liaison performs the physical installation of the premises equipment.


*


                          Attachments to Schedule 2.2
                                 Page 16 of 41


* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

PSI is responsible for maintaining a record of all IP address allocations for each IXC customer. PSI is to provide this information to IXC on a regular basis.

4.8.       IP ROUTING SERVICE

PSI must perform any IP routing configuration changes to its network routers necessary to enable Internet routing for IP traffic destined to or received from the IXC customer's network.

4.8.1.     Routing Service for Multiple Connected Networks

BGP routing is not available to IXC Switched LAN Internet Access customers.

4.9.       DOMAIN NAME SERVICE (DNS)

PSI is to provide IXC Switched LAN Internet Access customers with primary and/or secondary domain name service as necessary for successful presence on the Internet.

4.9.1.     DOMAIN NAME REGISTRATION

On behalf of IXC customers, PSI is to perform registration of the customers' domains with the InterNIC and/or its successors. PSI is to submit domain name registrations to the InterNIC using registration and billing information provided to PSI by IXC or the IXC Reseller as part of the customer order.

For existing customer domains, PSI is responsible for assisting IXC customers with the transfer of existing domain name service to the PSI nameservers, using processes designed to minimize any discontinuity of Domain Name Service for the customer's domains. InterNIC or its successor(s) will invoice the IXC customer directly for the domain name registered.

For IXC customer domains for which PSI is to operate the primary nameserver, PSI is to register with the InterNIC only the secondary nameservers. This is to ensure that DNS lookups are not affected during rebooting of the primary nameserver.

4.9.2.     DOMAIN NAME SERVICE OPERATION.

DNS service provided to IXC customers by PSI must be maintained on multiple nameservers which are physically diverse and connected to the PSI backbone at different points.

IXC customers may elect to run and administer their own primary and/or secondary nameservers. For customers running their own primary nameserver, PSI is to offer secondary nameservice for the customer's domains on at least two PSI nameservers. Nameservice for one domain per customer connection is part of the basic service. Nameservice for additional domains is available as an option. Please see attached fee schedule.

4.9.3.     DNS UPDATES

For IXC customer domains for which PSI provides primary nameservice, PSI must perform updates to the customer domain zone information as reasonably requested by the customer. Zone update procedures





                          Attachments to Schedule 2.2
are to be documented by PSI and provided to IXC. PSI is to provide a web interface as soon as possible that allows IXC customers to make changes to their domain information interactively.

Turnaround time for updated IXC customer DNS information to be available on the Internet via Internet accessible PSI nameservers must be no more than 24 hours.

4.10.      ACCEPTANCE TESTING

PSI is to conduct tests to the customer's site to ensure that the customer premise router can successfully communicate over the IXC Switched LAN Internet Access service. Service billing will commence seven business days after account creation by PSI. Additional tests will be performed thereafter to verify the proper operation of the on-site equipment package, the local access facility, and the PSI Internet infrastructure, including IP routing, DNS, Usenet news, and other services.

4.11.      ACCEPTANCE CRITERIA

PSI implementation of service for IXC Switched LAN Internet Access service customers is considered complete when the following criteria have been met:

4.11.1. A dial-in port matching the customer's contract port type and speed is available to the customer at the local IXC Point-of-Presence (POP).

4.11.2.    The customer is able to successfully establish a PPP connection

4.11.3. The Switched LAN Internet Access router and associated premises equipment is installed at the customer site, and IP connectivity between the customer network and the Internet (including routing outside PSI networks) exists. PSI must verify IP connectivity through a test which:

(a) sends repeated pings through the Internet to the customer site and verifies that the pings were received.

(b) in cases when the premises equipment configuration supports it, PSI must verify IP routing through a traceroute test.


*

(d) Any necessary routing changes have been made in PSI's network routers so that routes to the customers IP networks and addresses are announced to the Internet.

(e) For customers with their own domain, the domain is registered with the InterNIC and any PSI-supplied primary and secondary DNS servers are operational for it.

(f) Any initial customer requested packet-filtering has been installed in the customer premise Switched LAN Internet Access router.



                          Attachments to Schedule 2.2
                                 Page 18 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

(g) The customer has been informed that the Internet service is available from implementation of Internet application such as, Telnet, FTP, E-Mail or WWW, and has acknowledged that they plan to configure these applications within the installation phase or that they do not intend to at this time. Billing will commence upon a successful ping test and not acceptance of working Internet application.

(h) The customer has been informed of the operational status of the customer's Internet connection and been provided with documentation of (i) the Internet service configuration, and (ii) the acceptance test results.

(i) IXC has been informed of the operational status of the customer's Internet connection and been provided with documentation of (i) the Internet service configuration, and (ii) the acceptance test results.

(j) The IXC customer has been given an information package designed for new Switched LAN Internet Access customers.

5.         SERVICE OPTIONS

5.1.       USENET NEWS SERVICE

5.2.       USENET NEWS

IXC offers NNRP news server access to its Switched LAN Internet Access Service customers. PSI is responsible for working with the IXC customer to determine whether the size of the customer's Internet access line is sufficient to meet the customer's network news requirements. PSI is to provide the IXC customer with Usenet News access by allowing the IXC customer to directly access PSI's news server with client software using the NNRP protocol.

Please see fee schedule for pricing.

5.2.1.     NNTP News Feed

NNTP news feeds are not available to Switched LAN Internet Access service customers.

5.2.2.     NNRP News Access

NNRP access is be provided by PSI to IXC's Switched LAN Internet Access service customers. PSI must provide NNRP access to the IXC Dedicated Access Internet Service customer for up to 25 newsreader clients. PSI's news servers are to accept Usenet news postings from the customer's NNRP clients and propagate these postings on to other Usenet news servers on the Internet

Please see fee schedule for pricing.

5.2        NETWORK USAGE STATISTICS REPORTING

PSI is responsible for providing Network Usage Statistics Reporting to IXC Switched LAN Internet Access service customers. Network Usage Statistics Reports are to be traffic summary reports that allow customers to track access line utilization and peak activity periods.





                          Attachments to Schedule 2.2

The usage report must be produced on a regular basis (daily, weekly, and monthly) and is to be provided to the customer and to IXC via email and the Web.

The usage information is to be collected from the customer premises and other network equipment using SNMP and other measurement tools.

Please see fee schedule for pricing.

5.3.       EMERGENCY BACKUP SERVICE

In the event of a failure in connectivity between the customer's location and the PSI Point-of-Presence (POP) due to POP equipment failure ) then the customer may use a different dialup POP.

6.         NETWORK OPERATIONS SUPPORT

PSI is responsible for network operations support for network services provided to IXC Switched LAN Internet Access service as described in this section.

6.1.       PSI INFRASTRUCTURE OPERATIONS SUPPORT

PSI must monitor the PSI network 24 hours a day, 365 days a year. PSI is to provide proactive operations support and troubleshooting of all network and service infrastructure components providing service to IXC customers, including IXC-provided circuits (such as circuits from the PSI POP to the customer premise).

PSI is to use SNMP and other software to monitor the network. This software must be supplemented with additional tools to monitor non-SNMP equipment, domain name servers, NNTP news servers and feeds, and other network services.

All network services (routing, DNS, email servers, Usenet news, NTP, security, etc.) must be monitored for availability and performance. The monitoring software must report the status of the network to a display which is monitored throughout the day.

Service outages are to be automatically detected within   *   and acted
upon using trouble resolution procedures agreed upon by PSI and IXC.

6.1.1.     Network Reports

PSI is to provide IXC with network status logs on a regular basis to provide IXC with the ability to evaluate staff responsiveness and network availability. All changes in the PSI network status must be logged.

PSI is to provide IXC with regular reports on the status of the PSI network. Report information is to be defined by IXC, and will include but not be limited to:

*


                          Attachments to Schedule 2.2
                                 Page 20 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

*


Please see example attached.

6.2.       CUSTOMER CONNECTIVITY SUPPORT

PSI must monitor PSI's connectivity to ensure continuous Internet connectivity is available to the customer network. Outages affecting IXC Switched LAN Internet Access customer connectivity outages must be detected by PSI and acted upon by PSI within * .

PSI staff must follow up on loss of connectivity using documented trouble resolution procedures as jointly developed by IXC and PSI.

6.3.       COMMUNICATIONS LINK MAINTENANCE

PSI is responsible for monitoring the backbone and POP equipment. This includes problem diagnosis and any necessary vendor interaction for dispatch and repair. PSI's staff is to escalate communications circuit problems using documented trouble resolution procedures as jointly developed by IXC and PSI.

7.         TECHNICAL SERVICES AND CUSTOMER SUPPORT

IXC is to provide first level customer support for all IXC Switched LAN Internet Access customers.

7.1.       24-HOUR CUSTOMER SUPPORT HELPLINE

PSI must staff an IXC Customer Support helpline with trained and qualified PSI customer support representatives from 8am-8pm EST/EDT Monday through Friday. Customer support staff must be trained in supporting Dedicated Internet Access service customers. Additionally, an outage support hotline (Netwatch) shall be staffed 24 hours per day, 7 days per week, 365 days per year for network access emergency reporting to IXC and its customers.

7.1.1.     CUSTOMER SUPPORT HELPLINE RESPONSE TIME

Calls to the PSI-provided IXC customer support hotline must be answered within
* rings., 8am-8pm EST/EDT Monday through Friday. For similar response times off-hours, optional support may be available (at additional cost).

7.2.       CUSTOMER SUPPORT EMAIL MAILBOX

See section 7.4.

7.3.       FAULT ISOLATION AND PROBLEM RESOLUTION



                          Attachments to Schedule 2.2
                                 Page 21 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

PSI is to perform fault isolation for problems related to the PSI provided service. Fault isolation may involve coordination among network operators and technicians, staff at the affected site, telecommunications carriers, and other vendors. Depending on the specific technologies used, the process may involve testing equipment, reconfiguring routers, or diagnosing communications link problems. The PSI operations staff is responsible for diagnosing service problems and tracking repair progress. PSI is to use documented trouble resolution procedures as jointly developed and agreed upon by PSI and IXC.

7.4.       TROUBLE TICKETING SYSTEM

PSI must use a Trouble Ticketing System to track problems from initial report through satisfactory resolution. As PSI staff works to resolve problems, the current status must be maintained in the Trouble Ticketing System.

7.4.1.     IXC Customer Access to Trouble Ticketing System

IXC customers must be provided access by PSI to any trouble tickets related to their service, as soon as the technology is available to PSI. If additional programming is required to deliver this functionality, it will be costed out and provided to IXC in advance. The trouble ticketing system should provide designated customer contacts with automatic access to the trouble tickets via web interfaces.

PSI Backbone status information must also be made available to IXC customer contacts requesting same via the same interfaces.

7.4.2.     IXC Reseller Access to Trouble Ticketing System

IXC resellers must be provided access by PSI to any trouble tickets related to the service provide to their end customers, as soon as the technology is available to PSI. If additional programming is required to deliver this functionality, it will be costed out and provided to IXC in advance.. The trouble ticketing system should provide designated IXC Reseller contacts with automatic access to the trouble tickets via web interfaces.

PSI Backbone status information must also be made available to IXC Reseller contacts requesting same via the same interfaces.

7.4.3.     IXC Access to Trouble Ticketing System

IXC must be provided access by PSI to any trouble tickets related to the service provide to IXC, IXC Resellers and their end customers, as soon as the technology is available to PSI. If additional programming is required to deliver this functionality, it will be costed out and provided to IXC in advance. The trouble ticketing system should provide designated IXC contacts with automatic access to the trouble tickets via web interfaces.

PSI Backbone status information must also be made available to IXC Reseller contacts requesting same via the same interfaces.

PSI is to work with IXC to integrate trouble ticketing systems and processes as much as reasonably possible.





                          Attachments to Schedule 2.2

7.5.       PROBLEM NOTIFICATION

7.5.1.     IXC Customer Problem Notification

PSI must inform the technical contact of IXC Switched LAN Internet Access service customers of any outages affecting their service. The operations staff must also keep Switched LAN Internet Access customers informed of any widespread outages on connecting networks.

7.5.2.     IXC Reseller Problem Notification

The PSI operations staff must inform the technical contact of IXC Resellers of any outages affecting service to their end customers. The operations staff must also keep IXC Resellers informed of any widespread outages on connecting networks.

7.5.3.     IXC Problem Notification

The PSI operations staff must inform the IXC technical contacts of any outages affecting service to IXC, IXC Resellers, or IXC end customers. The operations staff must also keep IXC informed of any widespread outages on connecting networks.

7.6.       SOFTWARE AND CONFIGURATION SUPPORT

PSI is responsible for coordinating software updates and configuration changes on the customer premise router and CSU/DSU equipment of IXC customers as required to provide Internet service. Notice of software changes is to be made to the customer technical contacts, and every effort must be made to perform maintenance during off-hours.

7.7.       ESCALATION PROCEDURES

Documented customer support processes are to be developed by PSI. Specific process documentation is required for the following:

           o     customer support procedures
           o     trouble escalation procedures
           o     trouble ticketing, tracking, and resolution

PSI must provide information to the IXC customer describing customer support, problem resolution, and trouble escalation procedures, customer contact information, and trouble reporting methods.

8.         SECURITY PROCEDURES

The following services provide security procedures: RouteWaller (InterFrame), SecureEnterprise (InterFrame and InterMAN), and PSI IntraNet.

Additionally, PSI's Net Abuse policy shall apply to all IXC customers.





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
                          MANAGED INTRANET WAN SERVICE
                              SERVICE REQUIREMENTS
                                  VERSION 1.1

1.         OVERVIEW

PSI's Managed Intranet WAN services provide private IP networking with mediated Internet access for a single organizations with multiple site. Private internal IP traffic is logically isolated from the public Internet through integration of Frame Relay PVCs and managed private routing. Exchange traffic between the customer's private intranet and the public Internet is mediated through a centrally specified security policy which is implemented globally at all intranet sites. External traffic never intermingles with internal traffic. The service is a fully managed turnkey solution that includes all necessary CPE required to deliver the service.

The PSI Managed Intranet services include:

           o     PSI IntraNet

The PSI Managed Intranet service specification is included in Schedule 2.2.

2.         Wholesale Service Branding

PSI is to deliver the Managed Intranet WAN service to IXC and IXC Customers on a branded basis, such that the service is delivered to the end customer as an IXC or IXC Reseller branded service. Service branding is to be present in the following areas:

           o     Sales collateral
           o     Service manuals and other service-related material
           o All PSI contact with the end customer, such as during order verification, service provisioning, and customer support
           o Email addresses and web site domain names for customer support, service status, service information
           o     Service usage reports

Where additional investment and resources are required, PSI will state estimated costs in advance for which IXC or the IXC Reseller is responsible.

3.         Delivery Processes

Documented delivery processes are to be developed by PSI. PSI will work to integrate internal processes with IXC's service processes, specifically in the areas of:

           o     Sales support
           o     Order processing
           o     Service provisioning
           o     Customer support





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
           o     Network operation procedures and escalation
           o     Trouble ticketing and tracking
           o     Billing

PSI must create and maintain delivery process documentation specific to the items listed above.

4.         Service Implementation

PSI's Managed Intranet WAN Service is to provide to IXC and IXC resellers:

           o Full service provisioning, through IXC, of all communications circuits and hardware, including ordering, installation, and configuration
           o Provisioning and maintenance of customer premise equipment - CSU/DSUs and IP routers
           o Internet service provisioning and configuration ( * where appropriate, DNS, routing, etc) for the customer's network
           o     Registration of customer's domain name
           o     Configuration and management of the Intranet WAN CPE routers
           o 24 x 7 proactive network monitoring, fault isolation, and management
           o Single point of contact for trouble reporting and problem resolution
           o Security policy planning and management services for Internet access control

PSI's installation technicians are responsible for remotely assisting the customer's technical liaison in the physical installation of the customer premise equipment (CPE).

Service implementation details are described below.

4.1.       SITE PLANNING AND PREPARATION COORDINATION

Site planning coordination is to be provided by PSI to the customer's designated point of contact. This helps customers to prepare for installation of the Intranet WAN service. Customers need to provide space and power for the CPE equipment, an attachment to the customer's internal network, and at least one computer with TCP/IP support.

4.2.       COMMUNICATIONS CIRCUIT ORDERING

PSI is responsible for ordering (from IXC, on behalf of the customer) and maintaining the communications circuits necessary for delivery of service. IXC will either provide the circuits itself or order them from another telecommunications vendor at IXC's expense.

4.2.1      Inside Wiring

PSI will coordinate with the customer on inside wiring. The customer should arrange for the circuit to terminate in proximity to the planned location of the premises equipment. Any cost associated with extending the circuit to the planned location of the premises equipment (inside wiring) is the responsibility of customer.

4.3.       24 X 7 PROACTIVE NETWORK MONITORING, FAULT ISOLATION, AND MANAGEMENT



                          Attachments to Schedule 2.2
                                 Page 25 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

PSI is to provide 24 x 7 monitoring of the Intranet WAN service. Any detected faults are acted upon immediately, isolated to their cause, and proactively managed through resolution.

4.4.       SINGLE POINT OF CONTACT

PSI is to provide the IXC customer with a single point of contact for trouble reporting and resolution for any problems related to the Intranet WAN service. PSI is responsible for interacting with all communications circuit and hardware equipment vendors as needed to maintain the Intranet WAN.

4.5.       NETWORK USAGE STATISTICS REPORTING

PSI is responsible for producing Network Usage Statistics Reports as part of the Managed Intranet WAN service. Reports are to include a traffic summary that allows customers to track WAN line utilization and peak activity periods. The usage report is to be produced on a regular basis (daily, weekly, and monthly) and is to be provided to the customer via email and/or the Web. The usage information is to be collected from the customer premises equipment using SNMP tools, among other methods.

4.6.       CUSTOMER PREMISE EQUIPMENT

The customer premises equipment package consists of a TCP/IP router with appropriate LAN and WAN interfaces, a CSU/DSU corresponding to the connection type, and associated cables.

PSI provides all necessary CPE required for the Managed Intranet WAN service.

4.6.1.     Customer Premise Equipment Staging and Configuration

PSI is responsible for pre-configuring the CPE before delivery to the customer sites and remotely configuring the CPE after it is connected to the network. PSI remotely assists the customer's technical liaison in the installation of the premises equipment at each Intranet WAN site. The customer's technical liaison performs the physical installation of the premises equipment. On-site CPE installation by an PSI field technician or agent is to be made available by PSI to the IXC Customer on an optional basis.

4.6.2.     CPE Router Management

As a part of the Managed Intranet WAN service, PSI is responsible for managing the CPE routers at each site on the Intranet WAN on an ongoing basis. Management is to include:

           o     Router software upgrades
           o Router access control list changes as requested by IXC or the IXC customer
           o Router configuration changes as new sites are added to the Intranet WAN
           o 24 x 7 monitoring of the Intranet WAN for inter-site connectivity
           o 24 x 7 monitoring of the Intranet WAN routers for correct operation
           o     24 x 7 monitoring of Intranet WAN line utilization
           o Generation of usage statistics reports on a daily, weekly, and monthly basis

4.7.       ACCEPTANCE TESTING





                          Attachments to Schedule 2.2
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
PSI is to conduct ping test to the customer's site to ensure that the customer premise router can successfully communicate over the IXC Managed Intranet WAN service and service billing by PSI to IXC may be initiated. Additional tests will be performed thereafter to verify the proper operation of the on-site equipment package, the local access facility, and the PSI infrastructure.

4.8.       ACCEPTANCE CRITERIA

PSI implementation of service for IXC Managed Intranet WAN service customers is considered complete when the following criteria have been met:

4.8.1 Circuits and PVCs have been installed at each site and configured to give the customer the amount of bandwidth contracted for between the customer location and the PSI Point-of-Presence (POP).

4.8.2 The Managed Intranet WAN router and associated premises equipment is installed at the customer site, and IP connectivity exists between the customer networks at each site and the Internet (including routing outside PSI networks). PSI must verify IP connectivity through a test which:

           (i) sends repeated pings through the Internet to the customer site and verifies that the pings were received.

           (ii) in cases when the premises equipment configuration supports it, PSI must verify IP routing through a traceroute test.


*

           (iv) Any necessary routing changes have been made in PSI's network routers so that routes to the customers IP networks and addresses are announced to the Internet.

           (v) For customers with their own domain, the domain is registered with the InterNIC and any PSI-supplied primary and secondary DNS servers are operational for it.

           (vi) Any initial customer requested packet-filtering option has been installed in the customer premise Managed Intranet WAN router.

           (vii) The customer has been informed that the Internet service is available from implementation of Internet application such as, Telnet, FTP, E-Mail or WWW, and has acknowledged that they plan to configure these applications within the installation phase or that they do not intend to at this time. Billing will commence upon a successful ping test and not acceptance of working Internet application.

           (viii) The customer has been informed of the operational status of the customer's Intranet WAN connection and been provided with documentation of
(i) the Intranet WAN service configuration, and (ii) the acceptance test results.

           (ix) IXC has been informed of the operational status of the customer's Intranet WAN connection and been provided with documentation of (i) the Intranet WAN service configuration, and (ii) the acceptance test results.



                          Attachments to Schedule 2.2
                                 Page 27 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

           (x) The IXC customer has been given an information package designed for new Managed Intranet WAN customers.

5.         SERVICE OPTIONS

There are currently no service options available with the Managed Intranet WAN service.

6.         NETWORK OPERATIONS SUPPORT

PSI is responsible for network operations support for network services provided to IXC Managed Intranet WAN service as described in this section.

6.1.       PSI INFRASTRUCTURE OPERATIONS SUPPORT

PSI must monitor the PSI network 24 hours a day, 365 days a year. PSI is to provide proactive operations support and troubleshooting of all network and service infrastructure components providing service to IXC customers, including IXC-provided circuits (such as circuits from the PSI POP to the customer premise).

PSI will use SNMP and other software tools to monitor the network. This software must be supplemented with additional tools to monitor non- SNMP equipment, domain name servers, NNTP news servers and feeds, and other network services.

All network services (routing, DNS, email servers, NTP, security, etc.) must be monitored for availability and performance. The monitoring software must report the status of the network to a display which is monitored throughout the day.

Service outages are to be automatically detected.  Troubleshooting procedures
and customer notification will occur within   *   of an outage.

IXC and PSI will work jointly on resolution procedures.

6.1.1.     Network Reports.

PSI is to provide IXC with network status logs on a regular basis to provide IXC with the ability to evaluate staff responsiveness and network availability. All changes in the PSI network status must be logged.

PSI is to provide IXC with regular reports on the status of the PSI network. Report information is to be defined by IXC, and will include but not be limited to:


*


                          Attachments to Schedule 2.2
                                  Page 28 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

*

Please see example attached.

6.2.       CUSTOMER CONNECTIVITY SUPPORT

PSI must monitor IXC Intranet WAN customers' connectivity to ensure continuous IP connectivity among the Intranet WAN sites. IXC customer's Intranet WAN connectivity outages must be detected by PSI and acted upon by PSI within * .

PSI must follow up on loss of connectivity using documented trouble resolution procedures as jointly developed by IXC and PSI.

6.3.       COMMUNICATIONS LINK MAINTENANCE

PSI is responsible for monitoring and maintaining the communications link between the customer and PSI. This includes problem diagnosis and any necessary vendor interaction for dispatch and repair. PSI's staff is to escalate communications circuit problems using documented trouble resolution procedures as jointly developed by IXC and PSI.

6.4.       CUSTOMER PREMISES EQUIPMENT MAINTENANCE FOR INTERMAN

If the customer has contracted for customer premise Internet router and CSU/DSU maintenance, PSI is responsible for maintaining the customer premise equipment. PSI must diagnose failures, usually with the assistance of the technical liaison designated by the customer at the site, and shall determine whether equipment replacement is required.

6.4.1.     On-site CPE Repair / Replacement for InterMAN

PSI is responsible for performing the actual equipment replacement with telephone assistance (as necessary).

Response time for performing customer premise equipment replacement must meet the schedule described within the PSI customer maintenance contract.

7.         TECHNICAL SERVICES AND CUSTOMER SUPPORT

IXC is to provide first level customer support for all IXC Managed Intranet WAN customers.

7.1.       STANDARD SERVICE CUSTOMER SUPPORT HELPLINE

PSI must staff an IXC Customer Support line with trained and qualified PSI customer support representatives from 8am-8pm EST/EDT Monday through Friday. Customer support staff must be trained in supporting Managed Intranet WAN service customers. Additionally, an outage support hotline (Netwatch) shall be staffed 24 hours per day, 7 days per week, 365 days per year for network access emergency reporting to IXC and its customers.



                          Attachments to Schedule 2.2
                                 Page 29 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

7.1.1.     Customer Support Helpline Response Time

Calls to the PSI-provided IXC customer support hotline must be answered within seven rings., 8am-8pm EST/EDT Monday through Friday. For similar response times off-hours, optional support may be available (at additional cost).

7.2.       CUSTOMER SUPPORT EMAIL MAILBOX

           See section 7.4

7.3.       FAULT ISOLATION AND PROBLEM RESOLUTION

PSI is to perform fault isolation for problems related to the PSI provided service. Fault isolation may involve coordination among network operators and technicians, staff at the affected site, telecommunications carriers, and other vendors. Depending on the specific technologies used, the process may involve testing equipment, reconfiguring routers, or diagnosing communications link problems. PSI is responsible for diagnosing service problems and tracking repair progress. PSI is to use documented trouble resolution procedures as jointly developed and agreed upon by PSI and IXC.

7.4.       TROUBLE TICKETING SYSTEM

PSI must use a Trouble Ticketing System to track problems from initial report through satisfactory resolution. As PSI works to resolve problems, the current status must be maintained in the Trouble Ticketing System.

7.4.1.     IXC Customer Access to Trouble Ticketing System

IXC customers will be provided access by PSI to any trouble tickets related to their service, as soon as the technology is available to PSI. If additional programming is required to deliver this functionality, it will be costed out and provided to IXC in advance. The trouble ticketing system should provide designated customer contacts with automatic access to the trouble tickets via web interfaces

PSI Backbone status information should also be made available to customer contacts requesting same via the same interfaces.

7.4.2.     IXC Reseller Access to Trouble Ticketing System

IXC resellers will be provided access by PSI to any trouble tickets related to the service, as soon as the technology is available to PSI. If additional programming is required to deliver this functionality, it will be costed out and provided to IXC in advance. The trouble ticketing system should provide designated IXC Reseller contacts with automatic access to the trouble tickets via web interfaces.

PSI Backbone status information should also be made available to IXC Reseller contacts requesting same via the same interfaces.





                          Attachments to Schedule 2.2

7.4.3.     IXC Access to Trouble Ticketing System

IXC will be provided access by PSI to any trouble tickets related to the service provided to IXC, IXC Resellers and their end customers, as soon as the technology is available to PSI. If additional programming is required to deliver this functionality, it will be costed out and provided to IXC in advance. The trouble ticketing system should provide designated IXC contacts with automatic access to the trouble tickets via web interfaces

PSI Backbone status information should also be made available to IXC Reseller contacts requesting same via the same interfaces

PSI is to work with IXC to integrate trouble ticketing systems and processes as much as reasonably possible

7.5.       Problem Notification.

                 7.5.1. IXC Customer Problem Notification. PSI must inform the technical contact of IXC Managed Intranet WAN service customers of any outages affecting their service. The operations staff must also keep Managed Intranet WAN customers informed of any widespread outages on connecting networks

                 7.5.2. IXC Reseller Problem Notification. PSI must inform the technical contact of IXC Resellers of any outages affecting service to their end customers. The operations staff must also keep IXC Resellers informed of any widespread outages on connecting networks

                 7.5.3. IXC Problem Notification. PSI must inform the IXC technical contacts of any outages affecting service to IXC, IXC Resellers, or IXC end customers. The operations staff must also keep IXC informed of any widespread outages on connecting networks

7.6. Software and Configuration Support for InterMAN. PSI is responsible for coordinating software updates and configuration changes on the customer premise router and CSU/DSU equipment of IXC customers as required to provide Internet service. Notice of software changes is to be made to the customer technical contacts, and every effort must be made to perform maintenance during off-hours

7.7 Escalation Procedures. Documented customer support processes are to be developed jointly by PSI and IXC. Specific process documentation is required for the following:

                 o        customer support procedures

                 o        trouble escalation procedures

                 o        trouble ticketing, tracking, and resolution

PSI must provide information to the IXC customer describing customer support, problem resolution, and trouble escalation procedures, customer contact information, and trouble reporting methods.





                          Attachments to Schedule 2.2

8.         Security Procedures

PSI's security procedures include a default Interim Security Policy for new intranet sites, security policy planning before the sites are integrated into an intranet, verification of identity of the customer technical contact before requests for changes are accepted, and sign-off by the customer technical contact of implementation plans before changes are implemented

Additionally, PSI's Net Abuse policy shall apply to all IXC customers.





                          Attachments to Schedule 2.2

                         INTERNET REMOTE ACCESS SERVICE
                              SERVICE REQUIREMENTS
                                  VERSION 1.1

1.         Overview

The PSI Internet Remote Access service provides on-demand switched connectivity to the Internet for corporate user groups of telecommuters and mobile workers via analog modems (9.6 - 33.6 Kbps) or ISDN NT1s (64 - 128 Kbps), and centralized account management by the customer technical administrator through a web-based Account Management System. Connectivity is provided for client access for single systems. Connections are established between the users and a PSI Point-of-Presence (POP) using the Point-to-Point Protocol (PPP).

The PSI Internet Remote Access services include:

           o     InterRamp Remote Access for Business

The PSI Remote Access service specification is included in Schedule 2.3.

Additional service requirements to be decided.





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                                 Page 33 of 41

                       MANAGED INTERNET SECURITY SERVICES
                              SERVICE REQUIREMENTS
                                  VERSION 1.1

1.         OVERVIEW

PSI's Managed Internet Security services provide security policy planning and implementation for Internet access control and remote user authentication services. Security services are provided to the customer as a value-added option to a PSI Dedicated Internet Access service, and include all necessary CPE required to deliver the service.

The PSI Managed Internet Security services include:

           o     RouteWaller  (for InterFrame)

           o     SecureEnterprise (for InterFrame and InterMAN)

The PSI Managed Internet Security service specifications are included in
Schedule 2.3.

Additional service requirements to be decided.





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                                 Page 34 of 41

                              INTERNET FAX SERVICE
                              SERVICE REQUIREMENTS
                                  VERSION 1.1


1.         OVERVIEW

PSI's Internet Fax service provides global hardcopy delivery of documents through the Internet to any fax machine in the world. Traffic is routed from the fax client on the customer user desktop to a server where the best price can be attained for the final dial-out connection.

The PSI Internet Fax services include:

           o     PSInet InternetPaper

The PSI Internet Fax service specification is included in Schedule 2.3.

Additional service requirements to be decided.





                          Attachments to Schedule 2.2

                       WHOLESALE DIAL-UP INTERNET ACCESS
                              SERVICE REQUIREMENTS
                                  VERSION 1.0

1.         OVERVIEW

PSI's Wholesale Dial-up Internet Access services provide, on a wholesale basis, on-demand switched connectivity to the Internet via an analog modem (9.6 - 33.6
Kbps) or an ISDN NT1 (64 - 128 Kbps).
The PSI Wholesale Dial-up Internet Access services include:

           o     PSINet Consumer Wholesale

The PSInet Consumer Wholesale service descriptions are included in Schedule
2.3.

2.         WHOLESALE SERVICE BRANDING

PSI is to deliver the Dial-up Internet Access service on a branded basis, such that the service is delivered to the end customer as an IXC / IXC reseller branded service. Service branding is to be present in the following areas:

           o     Sales collateral
           o     End user software diskettes
           o     User manuals and other service-related material.
           o All PSI contact with the end customer, such as during order verification, service provisioning, and customer support
           o Email addresses and web site domain names for customer support, service status, service information.
           o Domain names used for end user account, as reflected in user email addresses and user web page location identifiers.
           o     Service usage reports

PSI will provide service branding pricing under separate cover.

3.         DELIVERY PROCESSES

Documented delivery processes are to be developed by PSI and are subject to approval by IXC. PSI will work to integrate internal processes with IXC's service processes, specifically in the areas of:

           o     order processing
           o     service provisioning
           o     customer support
           o     network operation procedures and escalation
           o     trouble ticketing and tracking
           o     billing





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                                Page 36 of 41

PSI must create and maintain delivery process documentation specific to the items listed above.

PSI has created the processes above and have incorporated them into the Consumer Wholesale Users Guide, previously supplied to IXC.

4.         SERVICE IMPLEMENTATION

PSI is to provide IXC with a dial-up Internet access product. RADIUS authentication shall be performed by PSI. PSI provides modem ports, traffic propagation, authentication and second level support. Customer support, software fulfillment and billing may be outsourced.

Implementation details are described below.

4.1.       DIAL-UP POP INFRASTRUCTURE

PSI is responsible for installing and maintaining the network infrastructure for providing analog and ISDN dial-up Internet access at multiple dial-up Points-of-Presence (dial-up POPs) across the U.S. as well as 800 number Internet access.

4.1.1.     Port Availability

PSI is responsible for maintaining an adequate number of modem and ISDN ports for the dial-up service at each dial-up POP, based on the ratio of user accounts to modem ports (user:modem ratio).  User:Port ratios are to be
maintained at no more than approximately   *   at each PSI dial- up POP.  PSI is
to monitor the user:port ratios of user accounts to available modem ports at each dial-up POP. PSI will use best efforts to ensure the network is maintained at a level which meet reasonable commercial standards and shall maintain its network in good condition and repair. User:Port ratios are to be calculated for each separate dial-up POP, with analog and ISDN ratios calculated separately.

PSI will provide IXC with real-time, 24hr/day access to its POPs for IXC's analysis and debugging.

4.2.       RADIUS AUTHENTICATION

PSI is to install and maintain distributed RADIUS authentication servers to be used for verifying user authentication. PSI's distributed RADIUS servers must be configured to communicate with a central RADIUS server that contains the IXC customer's authorized user database.

4.3.       OPTIONAL END USER SOFTWARE

PSI is to provide, for a fee, IXC or IXC Reseller branded, pre-configured Internet access software on appropriate media (3.5" floppy or CD- ROM), and appropriate operating system (Windows 3.1, Win 95, NT, MacOS).

4.3.1.     Internet Connectivity Software Suite

The end user dial-up access software is to include:



                          Attachments to Schedule 2.2
                                 Page 37 of 41

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

           o     An IP connectivity software suite of
           o     Dial-up communications
           o     TCP/IP stack
           o     PPP software
           o     Netscape or Internet Explorer web browser
           o     E-mail reader
           o     News reader
           o     Service Initiation Screens

4.3.2.     Software Customizing and Branding

The Internet access software media is to be available as private-label, branded software. Branding is to include the following:

           o Custom diskette packaging that reflects the IXC Customer dial-up service brand
           o     Customized Service Initiation and Welcome screen
           o     Custom screen logo
           o Custom initial default home page for the web browser included with the software.
           o Custom user manuals that reflects the IXC Customer dial-up service brand.

4.3.3.     Software Fulfillment

PSI is to arrange for the Internet access software to be delivered to the end user upon receiving an account activation order for a new customer of the IXC Reseller. The software shipment can be contracted by PSI to a fulfillment house company that specializes in software diskette distribution. PSI is responsible for the end user receiving the software no more than ten days following the account activation order being received by PSI. PSI will provide a fee schedule to IXC based on IXC sales projections given to the fulfillment house by PSI.

4.4.       OPTIONAL END USER HELP DESK

First tier end user help desk support is to be coordinated by PSI, or an agreed upon subcontractor, for a fee. Help desk support is to include

           o help regarding the installation and use of supported desktop connectivity software, including web browser and email
           o trouble reporting regarding use of the wholesale dial-up service
           o     general use of the dial-up service

Dial-up customer support is provided on a branded basis, with PSI customer support representatives answering the phone in the name of the IXC Reseller. Fees for this service are directly proportional with the amount of users the IXC Reseller has using the network and are priced out separately for each participating IXC Reseller. Call answering is to be customized in accordance with the IXC Reseller's policies and procedures and may add additional cost to each IXC Reseller.

4.5.       OPTIONAL EMAIL SERVICES





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
End user email services are to be offered by PSI, or its subcontractor, for an added fee. Wholesale dial-up user mailboxes are to be hosted by PSI on a managed, industry standard SMTP/POP3 e-mail server. Each user is to be provided with their own email address and storage for up to 5 MB or 35 days of unread mail, whichever is less. The mailserver is to be configured using a domain name specific to the IXC Customer's branded dial-up service, which is the domain name that is to appear in the end-users' email addresses.

PSI, or its subcontractor, is to host and manage the mail service with the same robustness and operational care as is considered best practice within the industry. PSI, or its subcontractor, is responsible for providing to IXC and the IXC Reseller Web-based email administration tools for managing the email service.

4.6        OPTIONAL USENET NEWS SERVICES

End user Usenet News services are offered by PSI to IXC Wholesale Dial-up customers. An additional fee may apply.

4.7        ACCOUNT USAGE CALL RECORDS

PSI, or its subcontractor, is responsible for reporting detailed account call record information to the IXC on a regular basis (daily, weekly, monthly). Separate call record information must be provided to IXC for each IXC reseller customer, as well as total aggregate call record information. Call records are to be provided via electronic files as well as via a secure Web server accessible to the IXC. PSI will provide a fee schedule based on these criteria.





                          Attachments to Schedule 2.2

                                  SCHEDULE 2.3

                                 DOCUMENTATION


1.         Service Descriptions  - As per the Attachments to Schedule 2.2

2.         Standard Contract - PSI Standard Customer Agreement and all Addenda

3.
           *

           Other Marketing Materials/Collateral



                                  Schedule 2.3
                                  Page 1 of 1

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

                                  SCHEDULE 3.1

                                 SALES SUPPORT

                                       *



                                  Schedule 3.1
                                  Page 1 of 1

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission

                                 SCHEDULE 5.4.1

                    PROVISION GOVERNING IXC USE OF SERVICES


The following provisions shall apply to IXC's use of Services in IXC's capacity as an end user of Services for its own account (provided that such provisions shall be modified automatically to the extent PSI waives such provisions, or imposes less restrictive provisions, on its customers under its standard terms and conditions and normal business practices (including where exceptions are routinely granted to customers), or for any other reseller or distributor of services of the type comprising the Services):

(A) IXC shall be solely responsible for the content of any transmissions over the Internet by IXC and any person or Third Party utilizing IXC's facilities with IXC's consent. IXC agrees that it and any such person or Third Party utilizing IXC's facilities shall not knowingly disrupt other network users, network services or network equipment. Disruptions include, but are not limited to, distribution of unsolicited advertising or chain letters, propagation of computer worms and viruses, and using the network to make unauthorized entry to any other machine accessible via the network.

(B) Except as expressly set forth in or contemplated by the Joint Marketing and Services Agreement to which this Schedule is attached (the "Marketing Agreement"), PSI DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. PSI shall not be liable for any damages that IXC may suffer arising out of use, or inability to use, the Services or products provided hereunder unless such damage is caused by a negligent, reckless or intentional act of PSI. PSI shall not be liable for unauthorized access by Third Parties to IXC's transmission facilities or premise equipment or for unauthorized access to or alteration, theft, loss or destruction of IXC's data files, programs, procedures or information through accident, fraudulent means or devices or any other method provided that the foregoing shall not relieve PSI from responsibility for any of the foregoing to the extent it results from PSI's actions (or inactions) while responsible for security and system administration within the IXC network. Except as expressly set forth in or contemplated by the Marketing Agreement, in any instance involving performance or nonperformance by PSI with respect to Services or products provided hereunder, (a) the price paid for Services which were not provided, or (b) in the case of products, the products shall be repaired or replaced by the manufacturer, subject to applicable warranty.
           Except as expressly set forth in or contemplated by the Marketing Agreement, in the case of refund for lost Services, credit will be issued only for periods of lost Service greater than twenty-four
           (24) hours.

(C) IXC agrees to comply with U.S. law with regard to the transmission of technical data which is exported from the United States using the Services.

(D) The following additional provisions shall apply to the following types of Services (as indicated): Dedicated Internet Access Service (PSINet InterFrame), Dedicated Internet Access Service (PSINet InterMAN), Switched LAN Internet Access Service, Managed Intranet WAN Service, Internet Remote Access Service, Managed Internet Security Services, PSINet InternetPaper Service and PSINet Consumer Wholesale Service:





                                 Schedule 5.4.1

                       DEDICATED INTERNET ACCESS SERVICE
                          CUSTOMER CONTRACT PROVISIONS

                               PSINET INTERFRAME

PSINET NETWORK USAGE.
  A. COMPLIANCE WITH LAW AND POLICY. Customer has read and agrees to comply with PSINet's Net-Abuse Policy ("Policy") as currently set forth on PSINet's Web site (http://www.psi.net) and as the Policy may be modified by PSINet in its sole discretion from time to time. Any content, material, message or data made available or transmitted through the Service, wherever it is sent from, viewed, received, or retrieved, that is in violation of (i) any local, state, federal or international law, regulation or treaty; (ii) the Policy; or (iii) any community standard or accepted Internet policy is prohibited. Any such violation may be deemed a material breach of this Agreement and PSINet may, in its sole discretion, disable or terminate the Service with written notice to Customer, but without any cure period.
  B. CUSTOMER-ONLY TRAFFIC. The right to use the Service is strictly limited to Customer only and does not extend to any other person, corporation or entity except for wholly-owned affiliates of Customer and those members of Customer's staff and consultants in the course of performing work for Customer.
  C. THIRD-PARTY TRAFFIC. Customer may host world-wide web sites on behalf of third parties. In addition, Customer may feed USENET News to a third party, but may not send any posting from that third party, including, but not limited to, electronic mail, back to PSINet's wide-area network system (the "Network") or the Internet through the Service. Any other third party traffic, including packet access and electronic mail, whether sent or received through Customer's facilities by or on behalf of a third party through the Service, is expressly prohibited.

CUSTOMER NETWORK SECURITY. PSINet provides no user access security with respect to any of Customer's facilities or facilities of others. Customer shall be responsible for user/access security as well as access to its network or to the Network. PSINet will assist in network security breach detection or identification, but shall not be liable for any inability, failure or mistake in doing so.

SERVICE ASSURANCE. If Customer notifies PSINet immediately upon its failure to access the Network through Customer's standard means or the backup mechanisms provided with the Service, and PSINet determines in its reasonable commercial judgment that the Network is therefore unavailable to Customer ("Unavailable"), one of the following will apply:

  1. If PSINet determines that the Network is Unavailable for one (1) or more consecutive hours during any calendar month, PSINet, upon Customer's request, will credit Customer's monthly invoice the pro-rated charges for one (1) day's Service fee; or
  2. If PSINet determines that the Network is Unavailable for an aggregate of four (4) or more hours during any calendar month, PSINet, upon Customer's request, will credit Customer's monthly invoice the pro-rated charges for one
  (1) week's Service fee.

These two options are not cumulative. For purposes of this section, scheduled maintenance will not be considered to be Unavailability. PSINet shall not be responsible for any toll charges incurred by Customer's use of any telephone company ("Telco") or other telecommunications services as a result of this section. THE FOREGOING TWO OPTIONS STATE PSINET'S SOLE OBLIGATION, AND CUSTOMER'S SOLE REMEDY, FOR NETWORK UNAVAILABILITY.

SPECIAL TERMS FOR THE "ON-SITE SERVICE" OPTION.
   "ON-SITE SERVICE" OPTION SPECIFICS.
    (1) EQUIPMENT ACCESS AND CONNECTION. The Equipment shall be installed and maintained by PSINet or its subcontractors as PSINet shall designate in writing. Customer shall provide 24 hour per day, 7 days per week access to the Equipment (with appropriate escort if required by Customer) by PSINet-designated individuals. If Customer cannot provide this access, any Service Assurance remedy provided above is suspended during such time. Customer shall not allow its personnel or others on its premises to tamper with the Equipment. PSINet will verbally authorize on an event-by-event basis individuals at Customer's location to open Equipment cabinets for





                                 Schedule 5.4.1
    appropriate routine and emergency reasons. Customer shall retain the right to disconnect the Equipment from its LAN at any time. PSINet reserves the right to shut down the Equipment at Customer's location in accordance with PSINet's emergency operating procedures with notification to Customer. Relocation of the Equipment may only be performed by PSINet or its subcontractors at Customer's expense. PSINet is not responsible for Service disruptions caused by Customer's Equipment relocation requirements.
    (2) SECURITY FILTERING SUB-OPTION. If initialed on Customer's Order Form, PSINet shall provide the Security Filtering Sub-Option along with the On-Site Service Option. PSINet shall provide packet filtering based on network number and protocol for non-Customer networks, and on an individual host basis for Customer host computers.
      (a) Customer will delegate two security contacts, a primary and a secondary. Contact names, phone numbers, fax numbers, and electronic mail addresses must be provided to PSINet on the Order Form. PSINet will take direction ONLY from these contacts.
      (b) Customer security contacts must participate in an initial phone consultation with PSINet's Security Coordinator.
      (c) Customer requests must be made by electronic mail or fax to the designated PSINet address to facilitate an audit trail.
      (d) PSINet Network Operations can be instructed by other Customer contacts to disable non-PSINet access (for instance, MAE-East and CIX access).

LIMITED WARRANTIES.
  A. SERVICE. PSINET WARRANTS THAT THE SERVICE WILL OPERATE SUBSTANTIALLY IN CONFORMANCE WITH THE SPECIFICATIONS. PSINET MAKES NO OTHER WARRANTIES OF ANY KIND, WHETHER EXPRESSED, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OF THE SERVICE FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF ANY THIRD PARTY RIGHTS. CUSTOMER IS RESPONSIBLE FOR ASSESSING ITS OWN COMPUTER AND TRANSMISSION NETWORK NEEDS, AND THE RESULTS TO BE OBTAINED THEREFROM. USE OF ANY INFORMATION OBTAINED THROUGH THE SERVICE IS AT CUSTOMER'S RISK. PSINET SPECIFICALLY DENIES ANY RESPONSIBILITY FOR THE ACCURACY OR QUALITY OF INFORMATION OBTAINED THROUGH THE SERVICE.
  B. EQUIPMENT. PSINET REPRESENTS AND WARRANTS THAT DURING THE TERM OF THIS AGREEMENT IT WILL MAKE REASONABLE EFFORTS TO ENSURE THE EQUIPMENT OPERATES SUBSTANTIALLY IN CONFORMANCE WITH THE SPECIFICATIONS. ANY UNAUTHORIZED CHANGES TO OR INAPPROPRIATE USAGE OF THE EQUIPMENT, HOWEVER, WILL VOID THE FOREGOING WARRANTY. PSINET DOES NOT WARRANT THAT THE EQUIPMENT WILL BE ENTIRELY FREE FROM DEFECTS OR THAT ITS OPERATION WILL BE ERROR FREE. FURTHERMORE, CUSTOMER ACKNOWLEDGES THAT PSINET HAS MADE NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OR PERFORMANCE OF THE EQUIPMENT, OR ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
  C. GENERAL. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AGREEMENT AND AGREES TO BE BOUND BY ITS TERMS. EACH PARTY FURTHER WARRANTS THAT IT HAS FULL CORPORATE POWER AND AUTHORITY TO ENTER INTO AND DELIVER THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS HEREUNDER, AND THAT THE PERSON WHOSE SIGNATURE APPEARS BELOW IS DULY AUTHORIZED TO ENTER INTO THIS AGREEMENT ON BEHALF OF THAT PARTY.

LIMITATION OF LIABILITY. EXCEPT FOR CUSTOMER'S PAYMENT OBLIGATIONS HEREUNDER, NEITHER PARTY SHALL BE LIABLE FOR DIRECT DAMAGES GREATER THAN THE SUM TOTAL OF PAYMENTS MADE BY CUSTOMER TO PSINET DURING THE SIX (6) MONTHS IMMEDIATELY PRECEDING THE EVENT FOR WHICH DAMAGES ARE CLAIMED. EXCEPT FOR THE FOREGOING, PSINET SHALL HAVE NO LIABILITY TO CUSTOMER WITH RESPECT TO (I) ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER INCLUDING THE ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY OF PSINET FOR CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE SERVICE OR THE EQUIPMENT, WHETHER OR NOT KNOWN OR DISCLOSED TO PSINET; (II) ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES RESULTING FROM THE DELIVERY, INSTALLATION, MAINTENANCE, OPERATION OR USE OF THE SERVICE OR THE EQUIPMENT; (III) ANY ACT OR OMISSION OF ANY OTHER ENTITY FURNISHING EQUIPMENT, PRODUCTS OR SERVICES TO CUSTOMER; (IV) ANY PERSONAL OR PROPERTY DAMAGES DUE TO THE LOSS OF STORED, TRANSMITTED OR RECORDED DATA RESULTING FROM THE SERVICE OR THE EQUIPMENT, EVEN IF PSINET HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (V) ANY LOSS OR DAMAGES DUE TO THE FAULT OR NEGLIGENCE OF CUSTOMER OR ITS EMPLOYEES, AGENTS OR REPRESENTATIVES.

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, EXEMPLARY, PUNITIVE OR OTHER CONSEQUENTIAL DAMAGES WHETHER OR NOT FORESEEABLE, INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR THE LOSS OF DATA, GOODWILL OR PROFITS, ARISING OUT OF OR IN RELATION TO THIS AGREEMENT EVEN IF ADVISED BEFOREHAND OF THE POSSIBILITY OF SUCH LIABILITY. THE PARTIES AGREE TO WORK IN GOOD FAITH TO IMPLEMENT THE PURPOSES OF THIS





                                 Schedule 5.4.1

AGREEMENT, BUT RECOGNIZE THAT THE SERVICE COULD NOT BE MADE AVAILABLE UNDER THESE TERMS OR OTHER SIMILAR TERMS WITHOUT A SUBSTANTIAL INCREASE IN COST IF PSINET WERE TO ASSUME A GREATER DEGREE OF LIABILITY TO CUSTOMER.





                                 Schedule 5.4.1

                       DEDICATED INTERNET ACCESS SERVICE
                          CUSTOMER CONTRACT PROVISIONS

                                PSINET INTERMAN

PSINET NETWORK USAGE.
  A. COMPLIANCE WITH LAW AND POLICY. Customer has read and agrees to comply with PSINet's Net-Abuse Policy ("Policy") as currently set forth on PSINet's Web site (http://www.psi.net) and as the Policy may be modified by PSINet in its sole discretion from time to time. Any content, material, message or data made available or transmitted through the Service, wherever it is sent from, viewed, received, or retrieved, that is in violation of (i) any local, state, federal or international law, regulation or treaty; (ii) the Policy; or (iii) any community standard or accepted Internet policy is prohibited. Any such violation may be deemed a material breach of this Agreement and PSINet may, in its sole discretion, disable or terminate the Service with written notice to Customer, but without any cure period.
  B. CUSTOMER-ONLY TRAFFIC. The right to use the Service is strictly limited to Customer only and does not extend to any other person, corporation or entity except for wholly-owned affiliates of Customer and those members of Customer's staff and consultants in the course of performing work for Customer.
  C. THIRD-PARTY TRAFFIC. Customer may host world-wide web sites on behalf of third parties. In addition, Customer may feed USENET News to a third party, but may not send any posting from that third party, including, but not limited to, electronic mail, back to PSINet's wide-area network system (the "Network") or the Internet through the Service. Any other third party traffic, including packet access and electronic mail, whether sent or received through Customer's facilities by or on behalf of a third party through the Service, is expressly prohibited.

CUSTOMER NETWORK SECURITY. PSINet provides no user access security with respect to any of Customer's facilities or facilities of others. Customer shall be responsible for user/access security as well as access to its network or to the Network. PSINet will assist in network security breach detection or identification, but shall not be liable for any inability, failure or mistake in doing so.

  PSINET-PROVIDED EQUIPMENT.
    (1) EQUIPMENT SPACE. Customer shall provide and maintain suitable Equipment Space meeting or exceeding the requirements set forth in the Specifications.
    (2) EQUIPMENT. The Equipment Space will house Equipment owned by PSINet required for the Service. PSINet shall retain all right, title, and interest in the Equipment at all times. PSINet will provide Equipment in order to facilitate the connection between Customer's network and the Telco circuit leading to the Network. The particular make and model of Equipment shall be selected for Customer by PSINet in its sole discretion. If PSINet determines in its sole reasonable judgment that the Equipment is defective, PSINet shall replace the defective Equipment at no cost to Customer. THE FOREGOING STATES PSINET'S SOLE OBLIGATION, AND CUSTOMER'S SOLE REMEDY, FOR ANY DEFECTIVE EQUIPMENT.
    (3) EQUIPMENT ACCESS AND CONNECTION. The Equipment shall be installed and maintained by PSINet, or its subcontractors as PSINet shall designate in writing. Customer shall provide 24 hour per day, 7 days per week access to the Equipment (with appropriate escort if required by Customer) by PSINet-designated individuals. If Customer cannot provide this access, any Service Assurance remedy provided below is suspended during such time. Customer shall not allow its personnel or others on its premises to open the Equipment cabinets. PSINet will verbally authorize on an event-by-event basis individuals at Customer's location to open Equipment cabinets for appropriate routine and emergency reasons. Customer shall retain the right to disconnect the Equipment from its LAN at any time. PSINet reserves the right to shut down the Equipment at Customer's location in accordance with PSINet's emergency operating procedures with notification to Customer.
    (4) EQUIPMENT RELOCATION. Relocation of the Equipment may only be performed by PSINet or its subcontractors at Customer's expense. PSINet is not responsible for Service disruptions caused by Customer's Equipment relocation requirements.
    (5) EQUIPMENT RETURN. Upon termination of the Service for any reason, Customer agrees immediately to allow the return of the Equipment to PSINet. PSINet retains all rights to recover possession of the Equipment from Customer.





                                 Schedule 5.4.1

  SECURITY FILTERING OPTION. If initialed on Customer's Order Form, PSINet shall provide the Security Filtering Option. PSINet shall provide packet filtering based on network number and protocol for non-Customer networks, and on an individual host basis for Customer host computers.
    (1) Customer will delegate two security contacts, a primary and a secondary. Contact names, phone numbers, fax numbers, and electronic mail addresses must be provided to PSINet on the Order Form. PSINet will take direction ONLY from these contacts.
    (2) Customer security contact points must participate in an initial phone consultation with PSINet's Security Coordinator.
    (3) Customer requests must be made by electronic mail or fax to the designated PSINet address to facilitate an audit trail.
    (4) PSINet Network Operations can be instructed by other Customer contacts to disable non-PSINet access (for instance, MAE-East and CIX access).

SERVICE ASSURANCE. If Customer notifies PSINet immediately upon its failure to access the Network through Customer's standard means or the backup mechanisms provided with the Service, and PSINet determines in its reasonable commercial judgment that the Network is therefore unavailable to Customer ("Unavailable"), one of the following will apply:

  1. If PSINet determines that the Network is Unavailable for one (1) or more consecutive hours during any calendar month, PSINet, upon Customer's request, will credit Customer's monthly invoice the pro-rated charges for one (1) day's Service fee; or
  2. If PSINet determines that the Network is Unavailable for an aggregate of four (4) or more hours during any calendar month, PSINet, upon Customer's request, will credit Customer's monthly invoice the pro-rated charges for one
  (1) week's Service fee.

These two options are not cumulative. For purposes of this section, scheduled maintenance will not be considered to be Unavailability. PSINet shall not be responsible for any toll charges incurred by Customer's use of any telephone company ("Telco") or other telecommunications services as a result of this section. THE FOREGOING TWO OPTIONS STATE PSINET'S SOLE OBLIGATION, AND CUSTOMER'S SOLE REMEDY, FOR NETWORK UNAVAILABILITY.

LIMITED WARRANTIES.
  A. SERVICE. PSINET WARRANTS THAT THE SERVICE WILL OPERATE SUBSTANTIALLY IN CONFORMANCE WITH THE SPECIFICATIONS. PSINET MAKES NO OTHER WARRANTIES OF ANY KIND, WHETHER EXPRESSED, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OF THE SERVICE FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF ANY THIRD PARTY RIGHTS. CUSTOMER IS RESPONSIBLE FOR ASSESSING ITS OWN COMPUTER AND TRANSMISSION NETWORK NEEDS, AND THE RESULTS TO BE OBTAINED THEREFROM. USE OF ANY INFORMATION OBTAINED THROUGH THE SERVICE IS AT CUSTOMER'S RISK. PSINET SPECIFICALLY DENIES ANY RESPONSIBILITY FOR THE ACCURACY OR QUALITY OF INFORMATION OBTAINED THROUGH THE SERVICE.
  B. EQUIPMENT. PSINET REPRESENTS AND WARRANTS THAT DURING THE TERM OF THIS AGREEMENT IT WILL MAKE REASONABLE EFFORTS TO ENSURE THE EQUIPMENT OPERATES SUBSTANTIALLY IN CONFORMANCE WITH THE SPECIFICATIONS. ANY UNAUTHORIZED CHANGES TO OR INAPPROPRIATE USAGE OF THE EQUIPMENT, HOWEVER, WILL VOID THE FOREGOING WARRANTY. PSINET DOES NOT WARRANT THAT THE EQUIPMENT WILL BE ENTIRELY FREE FROM DEFECTS OR THAT ITS OPERATION WILL BE ERROR FREE. FURTHERMORE, CUSTOMER ACKNOWLEDGES THAT PSINET HAS MADE NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OR PERFORMANCE OF THE EQUIPMENT, OR ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
  C. GENERAL. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AGREEMENT AND AGREES TO BE BOUND BY ITS TERMS. EACH PARTY FURTHER WARRANTS THAT IT HAS FULL CORPORATE POWER AND AUTHORITY TO ENTER INTO AND DELIVER THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS HEREUNDER, AND THAT THE PERSON WHOSE SIGNATURE APPEARS BELOW IS DULY AUTHORIZED TO ENTER INTO THIS AGREEMENT ON BEHALF OF THAT PARTY.

LIMITATION OF LIABILITY. EXCEPT FOR CUSTOMER'S PAYMENT OBLIGATIONS HEREUNDER, NEITHER PARTY SHALL BE LIABLE FOR DIRECT DAMAGES GREATER THAN THE SUM TOTAL OF PAYMENTS MADE BY CUSTOMER TO PSINET DURING THE SIX (6) MONTHS IMMEDIATELY PRECEDING THE EVENT FOR WHICH DAMAGES ARE CLAIMED. EXCEPT FOR THE FOREGOING, PSINET SHALL HAVE NO LIABILITY TO CUSTOMER WITH RESPECT TO (I) ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE





                                 Schedule 5.4.1

WHATSOEVER INCLUDING THE ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY OF PSINET FOR CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE SERVICE OR THE EQUIPMENT, WHETHER OR NOT KNOWN OR DISCLOSED TO PSINET; II) ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES RESULTING FROM THE DELIVERY, INSTALLATION, MAINTENANCE, OPERATION OR USE OF THE SERVICE OR THE EQUIPMENT; (III) ANY ACT OR OMISSION OF ANY OTHER ENTITY FURNISHING EQUIPMENT, PRODUCTS OR SERVICES TO CUSTOMER; (IV) ANY PERSONAL OR PROPERTY DAMAGES DUE TO THE LOSS OF STORED, TRANSMITTED OR RECORDED DATA RESULTING FROM THE SERVICE OR THE EQUIPMENT, EVEN IF PSINET HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (V) ANY LOSS OR DAMAGES DUE TO THE FAULT OR NEGLIGENCE OF CUSTOMER OR ITS EMPLOYEES, AGENTS OR REPRESENTATIVES.

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, EXEMPLARY, PUNITIVE OR OTHER CONSEQUENTIAL DAMAGES WHETHER OR NOT FORESEEABLE, INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR THE LOSS OF DATA, GOODWILL OR PROFITS, ARISING OUT OF OR IN RELATION TO THIS AGREEMENT EVEN IF ADVISED BEFOREHAND OF THE POSSIBILITY OF SUCH LIABILITY. THE PARTIES AGREE TO WORK IN GOOD FAITH TO IMPLEMENT THE PURPOSES OF THIS AGREEMENT, BUT RECOGNIZE THAT THE SERVICE COULD NOT BE MADE AVAILABLE UNDER THESE TERMS OR OTHER SIMILAR TERMS WITHOUT A SUBSTANTIAL INCREASE IN COST IF PSINET WERE TO ASSUME A GREATER DEGREE OF LIABILITY TO CUSTOMER.





                                 Schedule 5.4.1

                      SWITCHED LAN INTERNET ACCESS SERVICE
                          CUSTOMER CONTRACT PROVISIONS

PSINET NETWORK USAGE.
  A. COMPLIANCE WITH LAW AND POLICY. Customer has read and agrees to comply with PSINet's Net-Abuse Policy ("Policy") as currently set forth on PSINet's Web site (http://www.psi.net) and as the Policy may be modified by PSINet in its sole discretion from time to time. Any content, material, message or data made available or transmitted through the Service, wherever it is sent from, viewed, received, or retrieved, that is in violation of (i) any local, state, federal or international law, regulation or treaty; (ii) the Policy; or (iii) any community standard or accepted Internet policy is prohibited. Any such violation may be deemed a material breach of this Agreement and PSINet may, in its sole discretion, disable or terminate the Service with written notice to Customer, but without any cure period.
  B. CUSTOMER-ONLY TRAFFIC. The right to use the Service is strictly limited to Customer only and does not extend to any other person, corporation or entity except for wholly-owned affiliates of Customer and those members of Customer's staff and consultants in the course of performing work for Customer.
  C. THIRD-PARTY TRAFFIC. Customer may host world-wide web sites on behalf of third parties. In addition, Customer may feed USENET News to a third party, but may not send any posting from that third party, including, but not limited to, electronic mail, back to PSINet's wide-area network system (the "Network") or the Internet through the Service. Any other third party traffic, including packet access and electronic mail, whether sent or received through Customer's facilities by or on behalf of a third party through the Service, is expressly prohibited.

SERVICE USAGE. No more than one connection can be used at any time with a Service as paid for by Customer and assigned by PSINet. If two individuals or groups need to simultaneously access PSINet through separate phone lines, then they would have to acquire two Services, and so on. Service use is defined as a connection with a PSINet modem or access device using the public switched telephone system (e.g. POTS lines or ISDN circuits). This single phone line connection does allow for multiple individual user sessions.

CUSTOMER NETWORK SECURITY. PSINet provides no user access security with respect to any of Customer's facilities or facilities of others. Customer shall be responsible for user/access security as well as access to its network or to the Network. PSINet will assist in network security breach detection or identification, but shall not be liable for any inability, failure or mistake in doing so.

SERVICE ASSURANCE. If Customer notifies PSINet immediately upon its failure to access the Network through Customer's standard means, including multiple alternative dialup POPs, provided with the Service, and PSINet determines in its reasonable commercial judgment that the Network is therefore unavailable to Customer ("Unavailable"), one of the following will apply:

  1. If PSINet determines that the Network is Unavailable for one (1) or more consecutive hours during any calendar month, PSINet, upon Customer's request, will credit Customer's monthly invoice the pro-rated charges for one (1) day's Service fee; or
  2. If PSINet determines that the Network is Unavailable for an aggregate of four (4) or more hours during any calendar month, PSINet, upon Customer's request, will credit Customer's monthly invoice the pro-rated charges for one
  (1) week's Service fee.

These two options are not cumulative. For purposes of this section, scheduled maintenance will not be considered to be Unavailability. PSINet shall not be responsible for any toll charges incurred by Customer's use of any telephone company ("Telco") or other telecommunications services as a result of this section. THE FOREGOING TWO OPTIONS STATE PSINET'S SOLE OBLIGATION, AND CUSTOMER'S SOLE REMEDY, FOR NETWORK UNAVAILABILITY.

LIMITED WARRANTIES.





                                 Schedule 5.4.1

  A. SERVICE. PSINET WARRANTS THAT THE SERVICE WILL OPERATE SUBSTANTIALLY IN CONFORMANCE WITH THIS AGREEMENT. PSINET MAKES NO OTHER WARRANTIES OF ANY KIND, WHETHER EXPRESSED, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OF THE SERVICE FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF ANY THIRD PARTY RIGHTS. CUSTOMER IS RESPONSIBLE FOR ASSESSING ITS OWN COMPUTER AND TRANSMISSION NETWORK NEEDS, AND THE RESULTS TO BE OBTAINED THEREFROM. USE OF ANY INFORMATION OBTAINED THROUGH THE SERVICE IS AT CUSTOMER'S RISK. PSINET SPECIFICALLY DENIES ANY RESPONSIBILITY FOR THE ACCURACY OR QUALITY OF INFORMATION OBTAINED THROUGH THE SERVICE.
  B. EQUIPMENT. PSINET REPRESENTS AND WARRANTS THAT DURING THE TERM OF THIS AGREEMENT IT WILL MAKE REASONABLE EFFORTS TO ENSURE THE EQUIPMENT OPERATES SUBSTANTIALLY IN CONFORMANCE WITH THIS AGREEMENT. ANY UNAUTHORIZED CHANGES TO OR INAPPROPRIATE USAGE OF THE EQUIPMENT, HOWEVER, WILL VOID THE FOREGOING WARRANTY. PSINET DOES NOT WARRANT THAT THE EQUIPMENT WILL BE ENTIRELY FREE FROM DEFECTS OR THAT ITS OPERATION WILL BE ERROR FREE. FURTHERMORE, CUSTOMER ACKNOWLEDGES THAT PSINET HAS MADE NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OR PERFORMANCE OF THE EQUIPMENT, OR ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
  C. GENERAL. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AGREEMENT AND AGREES TO BE BOUND BY ITS TERMS. EACH PARTY FURTHER WARRANTS THAT IT HAS FULL CORPORATE POWER AND AUTHORITY TO ENTER INTO AND DELIVER THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS HEREUNDER, AND THAT THE PERSON WHOSE SIGNATURE APPEARS BELOW IS DULY AUTHORIZED TO ENTER INTO THIS AGREEMENT ON BEHALF OF THAT PARTY.

LIMITATION OF LIABILITY. EXCEPT FOR CUSTOMER'S PAYMENT OBLIGATIONS HEREUNDER, NEITHER PARTY SHALL BE LIABLE FOR DIRECT DAMAGES GREATER THAN THE SUM TOTAL OF PAYMENTS MADE BY CUSTOMER TO PSINET DURING THE SIX (6) MONTHS IMMEDIATELY PRECEDING THE EVENT FOR WHICH DAMAGES ARE CLAIMED. EXCEPT FOR THE FOREGOING, PSINET SHALL HAVE NO LIABILITY TO CUSTOMER WITH RESPECT TO (I) ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER INCLUDING THE ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY OF PSINET FOR CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE SERVICE OR THE EQUIPMENT, WHETHER OR NOT KNOWN OR DISCLOSED TO PSINET; (II) ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES RESULTING FROM THE DELIVERY, INSTALLATION, MAINTENANCE, OPERATION OR USE OF THE SERVICE OR THE EQUIPMENT; (III) ANY ACT OR OMISSION OF ANY OTHER ENTITY FURNISHING EQUIPMENT, PRODUCTS OR SERVICES TO CUSTOMER; (IV) ANY PERSONAL OR PROPERTY DAMAGES DUE TO THE LOSS OF STORED, TRANSMITTED OR RECORDED DATA RESULTING FROM THE SERVICE OR THE EQUIPMENT, EVEN IF PSINET HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (V) ANY LOSS OR DAMAGES DUE TO THE FAULT OR NEGLIGENCE OF CUSTOMER OR ITS EMPLOYEES, AGENTS OR REPRESENTATIVES.

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, EXEMPLARY, PUNITIVE OR OTHER CONSEQUENTIAL DAMAGES WHETHER OR NOT FORESEEABLE, INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR THE LOSS OF DATA, GOODWILL OR PROFITS, ARISING OUT OF OR IN RELATION TO THIS AGREEMENT EVEN IF ADVISED BEFOREHAND OF THE POSSIBILITY OF SUCH LIABILITY. THE PARTIES AGREE TO WORK IN GOOD FAITH TO IMPLEMENT THE PURPOSES OF THIS AGREEMENT, BUT RECOGNIZE THAT THE SERVICE COULD NOT BE MADE AVAILABLE UNDER THESE TERMS OR OTHER SIMILAR TERMS WITHOUT A SUBSTANTIAL INCREASE IN COST IF PSINET WERE TO ASSUME A GREATER DEGREE OF LIABILITY TO CUSTOMER.





                                 Schedule 5.4.1

                          MANAGED INTRANET WAN SERVICE
                          CUSTOMER CONTRACT PROVISIONS

PSINET NETWORK USAGE.
  A. COMPLIANCE WITH LAW AND POLICY. Customer has read and agrees to comply with PSINet's Net-Abuse Policy ("Policy") as currently set forth on PSINet's Web site (http://www.psi.net) and as the Policy may be modified by PSINet in its sole discretion from time to time. Any content, material, message or data made available or transmitted through the Service, wherever it is sent from, viewed, received, or retrieved, that is in violation of (i) any local, state, federal or international law, regulation or treaty; (ii) the Policy; or (iii) any community standard or accepted Internet policy is prohibited. Any such violation may be deemed a material breach of this Agreement and PSINet may, in its sole discretion, disable or terminate the Service with written notice to Customer, but without any cure period.
  B. CUSTOMER-ONLY TRAFFIC. The right to use the Service is strictly limited to Customer only and does not extend to any other person, corporation or entity except for wholly-owned affiliates of Customer and those members of Customer's staff and consultants in the course of performing work for Customer.
  C. THIRD-PARTY TRAFFIC. Customer may host world-wide web sites on behalf of third parties. In addition, Customer may feed USENET News to a third party, but may not send any posting from that third party, including, but not limited to, electronic mail, back to PSINet's wide-area network system (the "Network") or the Internet through the Service. Any other third party traffic, including packet access and electronic mail, whether sent or received through Customer's facilities by or on behalf of a third party through the Service, is expressly prohibited.

CUSTOMER EQUIPMENT AND NETWORK. PSINet provides no user access security with respect to any of Customer's facilities or facilities of others. PSINet will assist in enforcing a customer-specified access policy as provided in the Specifications subject to the limits of the implementing equipment and the level of subscribed service. PSINet is not liable for any inability, failure or mistake in implementing, enforcing, or monitoring the enforcement of the specified policy.

PSINET-PROVIDED EQUIPMENT.
    (1) EQUIPMENT SPACE. Customer shall provide and maintain suitable Equipment Space meeting or exceeding the requirements set forth in the Specifications.
    (2) EQUIPMENT. The Equipment Space at each site specified by Customer will house Equipment owned by PSINet required for the Service. PSINet shall retain all right, title, and interest in the Equipment at all times. PSINet will provide Equipment at each site to provide the connection between Customer's network and the Telco circuit leading to the Network. The particular make and model of Equipment shall be selected for Customer by PSINet in its sole discretion. If PSINet determines in its sole reasonable judgment that the Equipment is defective, PSINet shall replace the defective Equipment at no cost to Customer. THE FOREGOING STATES PSINET'S SOLE OBLIGATION, AND CUSTOMER'S SOLE REMEDY, FOR ANY DEFECTIVE EQUIPMENT.
    (3) EQUIPMENT ACCESS AND CONNECTION. The Equipment shall be maintained by PSINet or its subcontractors. Customer shall not allow its personnel or others on its premises to open the Equipment cabinets. PSINet will verbally authorize on an event-by-event basis individuals at Customer's location to open Equipment cabinets for appropriate routine and emergency reasons. Customer shall retain the right to disconnect the Equipment from its LAN at any time. PSINet reserves the right to shut down the Equipment at Customer's location in accordance with PSINet's emergency operating procedures with notification to Customer.
    (4) EQUIPMENT RELOCATION. PSINet is not responsible for Service disruptions caused by Customer's Equipment relocation requirements.
    (5) EQUIPMENT RETURN. Upon termination of the Service for any reason, Customer agrees immediately to allow the return of the Equipment to PSINet. PSINet retains all rights to recover possession of the Equipment from Customer.





                                 Schedule 5.4.1

LIMITED WARRANTIES.
  A. SERVICE. PSINET WARRANTS THAT THE SERVICE WILL OPERATE SUBSTANTIALLY IN CONFORMANCE WITH THE SPECIFICATIONS. PSINET MAKES NO OTHER WARRANTIES OF ANY KIND, WHETHER EXPRESSED, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OF THE SERVICE FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF ANY THIRD PARTY RIGHTS. CUSTOMER IS RESPONSIBLE FOR ASSESSING ITS OWN COMPUTER AND TRANSMISSION NETWORK NEEDS, AND THE RESULTS TO BE OBTAINED THEREFROM. USE OF ANY INFORMATION OBTAINED THROUGH THE SERVICE IS AT CUSTOMER'S RISK. PSINET SPECIFICALLY DENIES ANY RESPONSIBILITY FOR THE ACCURACY OR QUALITY OF INFORMATION OBTAINED THROUGH THE SERVICE.
  B. EQUIPMENT. PSINET REPRESENTS AND WARRANTS THAT DURING THE TERM OF THIS AGREEMENT IT WILL MAKE REASONABLE EFFORTS TO ENSURE THE EQUIPMENT OPERATES SUBSTANTIALLY IN CONFORMANCE WITH THE SPECIFICATIONS. ANY UNAUTHORIZED CHANGES TO OR INAPPROPRIATE USAGE OF THE EQUIPMENT, HOWEVER, WILL VOID THE FOREGOING WARRANTY. PSINET DOES NOT WARRANT THAT THE EQUIPMENT WILL BE ENTIRELY FREE FROM DEFECTS OR THAT ITS OPERATION WILL BE ERROR FREE. FURTHERMORE, CUSTOMER ACKNOWLEDGES THAT PSINET HAS MADE NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OR PERFORMANCE OF THE EQUIPMENT, OR ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
  C. GENERAL. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AGREEMENT AND AGREES TO BE BOUND BY ITS TERMS. EACH PARTY FURTHER WARRANTS THAT IT HAS FULL CORPORATE POWER AND AUTHORITY TO ENTER INTO AND DELIVER THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS HEREUNDER, AND THAT THE PERSON WHOSE SIGNATURE APPEARS BELOW IS DULY AUTHORIZED TO ENTER INTO THIS AGREEMENT ON BEHALF OF THAT PARTY.

LIMITATION OF LIABILITY. EXCEPT FOR CUSTOMER'S PAYMENT OBLIGATIONS HEREUNDER, NEITHER PARTY SHALL BE LIABLE FOR DIRECT DAMAGES GREATER THAN THE SUM TOTAL OF PAYMENTS MADE BY CUSTOMER TO PSINET DURING THE SIX (6) MONTHS IMMEDIATELY PRECEDING THE EVENT FOR WHICH DAMAGES ARE CLAIMED. EXCEPT FOR THE FOREGOING, PSINET SHALL HAVE NO LIABILITY TO CUSTOMER WITH RESPECT TO (I) ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER INCLUDING THE ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY OF PSINET FOR CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE SERVICE OR THE EQUIPMENT, WHETHER OR NOT KNOWN OR DISCLOSED TO PSINET; (II) ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES RESULTING FROM THE DELIVERY, INSTALLATION, MAINTENANCE, OPERATION OR USE OF THE SERVICE OR THE EQUIPMENT; (III) ANY ACT OR OMISSION OF ANY OTHER ENTITY FURNISHING EQUIPMENT, PRODUCTS OR SERVICES TO CUSTOMER; (IV) ANY PERSONAL OR PROPERTY DAMAGES DUE TO THE LOSS OF STORED, TRANSMITTED OR RECORDED DATA RESULTING FROM THE SERVICE OR THE EQUIPMENT, EVEN IF PSINET HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (V) ANY LOSS OR DAMAGES DUE TO THE FAULT OR NEGLIGENCE OF CUSTOMER OR ITS EMPLOYEES, AGENTS OR REPRESENTATIVES.

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, EXEMPLARY, PUNITIVE OR OTHER CONSEQUENTIAL DAMAGES WHETHER OR NOT FORESEEABLE, INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR THE LOSS OF DATA, GOODWILL OR PROFITS, ARISING OUT OF OR IN RELATION TO THIS AGREEMENT EVEN IF ADVISED BEFOREHAND OF THE POSSIBILITY OF SUCH LIABILITY. THE PARTIES AGREE TO WORK IN GOOD FAITH TO IMPLEMENT THE PURPOSES OF THIS AGREEMENT, BUT RECOGNIZE THAT THE SERVICE COULD NOT BE MADE AVAILABLE UNDER THESE TERMS OR OTHER SIMILAR TERMS WITHOUT A SUBSTANTIAL INCREASE IN COST IF PSINET WERE TO ASSUME A GREATER DEGREE OF LIABILITY TO CUSTOMER.





                                 Schedule 5.4.1

                         INTERNET REMOTE ACCESS SERVICE
                          CUSTOMER CONTRACT PROVISIONS


PSINET NETWORK USAGE.
  A. COMPLIANCE WITH LAW AND POLICY. Customer along with each End-User, has read and agrees to comply with PSINet's Net-Abuse Policy ("Policy") as currently set forth on PSINet's Web site (http://www.psi.net) and as the Policy may be modified by PSINet in its sole discretion from time to time. Any content, material, message or data made available or transmitted through an Account wherever it is sent from, viewed, received, or retrieved, that is in violation of (i) any local, state, federal or international law, regulation or treaty; (ii) the Policy; or (iii) any community standard or accepted Internet policy is prohibited. Any such violation may be deemed a material breach of this Agreement and PSINet may, in its sole discretion, disable or terminate an Account or the Service with written notice to Customer, but without any cure period.
  B. CUSTOMER-ONLY TRAFFIC. The right to use an Account is strictly limited to Customer only and does not extend to any other person, corporation or entity except for wholly-owned affiliates of Customer and those members of Customer's staff and consultants in the course of performing work for Customer.
  C. THIRD-PARTY TRAFFIC. Customer's End-Users may feed USENET News to a third party, but may not send any posting from that third party, including, but not limited to, electronic mail, back to the Network or the Internet through an Account. Any other third party traffic, including packet access and electronic mail, whether sent or received through Customer's facilities by or on behalf of a third party through the Service, is expressly prohibited.

CUSTOMER NETWORK AND FACILITIES. Customer shall remain responsible for user/access security as well as access to its network or to the Network. PSINet provides no user access security with respect to any of Customer or its End-Users' facilities or facilities of others. PSINet will assist in network security breach detection or identification, but shall not be liable for any inability, failure or mistake in doing so.

"FIRST-LINE" SERVICE SUPPORT.
  Customer's MIS/Technical administrator or contact is solely responsible for all first line customer support for End-Users. If End-Users require additional support, only Customer's designated Help Desk or MIS/Technical contact may request support directly from PSINet's Customer Support Group
  (CSG).

10. NO WARRANTIES. NEITHER PSINET, ITS AFFILIATES, DIRECTORS, EMPLOYEES AND SUBCONTRACTORS WARRANT ANY CONNECTION TO, TRANSMISSION OVER, NOR RESULTS OR USE OF, ANY NETWORK CONNECTION OR FACILITIES PROVIDED (OR FAILED TO BE PROVIDED) UNDER THIS AGREEMENT. CUSTOMER IS RESPONSIBLE FOR ASSESSING ITS OWN COMPUTER AND TRANSMISSION NETWORK NEEDS, AND THE RESULTS TO BE OBTAINED THEREFROM. USE OF ANY INFORMATION OBTAINED VIA AN ACCOUNT IS AT CUSTOMER AND THEIR END-USER'S RISK. PSINET SPECIFICALLY DENIES ANY RESPONSIBILITY FOR THE ACCURACY OR QUALITY OF INFORMATION OBTAINED THROUGH THE ACCOUNTS. PSINET MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESSED, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OF THE SERVICE FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF ANY THIRD PARTY RIGHTS.

PSINET MAKES NO WARRANTY WITH RESPECT TO ANY SOFTWARE OR HARDWARE USED OR PROVIDED BY PSINET IN CONNECTION WITH AN ACCOUNT. ANY PATENT, TRADEMARK, TRADE SECRET OR WARRANTY INFRINGEMENTS, WHETHER ACTUAL OR ALLEGED, ARE THE DIRECT RESPONSIBILITY OF THE MANUFACTURER OF SAID HARDWARE OR SOFTWARE PRODUCT. PSINET ASSUMES NO RESPONSIBILITY FOR ANY ACTIONS OR LIABILITIES ARISING FROM THE POSSESSION OR USE OF THESE SOFTWARE OR HARDWARE PRODUCTS.

11. LIMITATION OF LIABILITY. EXCEPT FOR CUSTOMER'S PAYMENT OBLIGATIONS HEREUNDER, NEITHER PARTY SHALL BE LIABLE FOR DIRECT DAMAGES GREATER THAN THE SUM TOTAL OF PAYMENTS MADE BY CUSTOMER TO PSINET DURING THE SIX (6) MONTHS IMMEDIATELY PRECEDING THE EVENT FOR WHICH DAMAGES ARE CLAIMED. EXCEPT FOR THE FOREGOING AND WITHOUT LIMITING ITS GENERALITY, PSINET SHALL HAVE NO LIABILITY TO CUSTOMER OR ANY THIRD PARTY WITH RESPECT TO (I) ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER INCLUDING





                                 Schedule 5.4.1

THE ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY OF PSINET FOR CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE INDIVIDUAL ACCOUNTS OR SERVICE OR RELATED HARDWARE OR SOFTWARE WHETHER OR NOT KNOWN OR DISCLOSED TO PSINET; (II) ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES RESULTING FROM THE DELIVERY, INSTALLATION, MAINTENANCE, OPERATION OR USE OF THE INDIVIDUAL ACCOUNTS OR SERVICE OR RELATED HARDWARE OR SOFTWARE;
(III) ANY ACT OR OMISSION OF ANY OTHER ENTITY FURNISHING HARDWARE, SOFTWARE OR SERVICES TO CUSTOMER; (IV) ANY PERSONAL OR PROPERTY DAMAGES DUE TO THE LOSS OF STORED, TRANSMITTED OR RECORDED DATA RESULTING FROM ANY INDIVIDUAL ACCOUNT, THE SERVICE OR RELATED HARDWARE OR SOFTWARE, EVEN IF PSINET HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (V) ANY LOSS OR DAMAGES DUE TO THE FAULT OR NEGLIGENCE OF CUSTOMER OR ITS EMPLOYEES, AGENTS OR REPRESENTATIVES.

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, EXEMPLARY, PUNITIVE OR OTHER CONSEQUENTIAL DAMAGES WHETHER OR NOT FORESEEABLE, INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR THE LOSS OF DATA, GOODWILL OR PROFITS, ARISING OUT OF OR IN RELATION TO THIS AGREEMENT EVEN IF ADVISED BEFOREHAND OF THE POSSIBILITY OF SUCH LIABILITY. THE PARTIES AGREE TO WORK IN GOOD FAITH TO IMPLEMENT THE PURPOSES OF THIS AGREEMENT, BUT RECOGNIZE THAT THE INDIVIDUAL ACCOUNTS AND SERVICE COULD NOT BE MADE AVAILABLE UNDER THESE TERMS OR OTHER SIMILAR TERMS WITHOUT A SUBSTANTIAL INCREASE IN COST IF PSINET WERE TO ASSUME A GREATER DEGREE OF LIABILITY TO CUSTOMER OR OTHER THIRD PARTIES.





                                 Schedule 5.4.1

                       MANAGED INTERNET SECURITY SERVICES
                          CUSTOMER CONTRACT PROVISIONS

         SECURITY SERVICES DEFINED.   Customer desires certain additional
         security services offered by PSS (the "Security Services") as specified in the "RouteWalle(SM) Managed Perimeter Security Service Specifications," and the "SecureEnterpriseTM Enterprise-Wide Managed Security Service Specifications" which are collectively called the "Specifications" and are incorporated herein by reference. The Security Services are designed to provide certain access control techniques or information to Customer regarding its computer or computer network(s)' connection to the Network and the Internet. The addition of the Security Services for Customer as contemplated in this Agreement requires Customer to possess or acquire a Dedicated Internet Access Service (InterFrame, for the RouteWaller Security Service, and InterFrame or InterMAN, for the SecureEnterprise Security Service) from PSINet Inc. which connects Customer's host computer or local area network (LAN) to the PSINet wide-area network system (the "Network") and the Internet.

3.  SECURITY SERVICES POLICY CREATION AND IMPLEMENTATION.
  A. LIMITED SCOPE. WHILE PSS WILL ENDEAVOR TO PROVIDE AND/OR INSTALL EQUIPMENT OR CONSULTING AND IMPLEMENTATION EXPERTISE, AS APPLICABLE IN CONJUNCTION WITH THE SELECTED SECURITY SERVICE, CUSTOMER ACKNOWLEDGES THAT IT IS FAMILIAR WITH AND HAS HAD ADEQUATE OPPORTUNITY TO EVALUATE THE SECURITY SERVICE SELECTED AND THAT PSS WILL ONLY ULTIMATELY ACT UPON THE POLICY AND PROCEDURES ESTABLISHED AND COMMUNICATED IN WRITING BY CUSTOMER THROUGH ITS AUTHORIZED REPRESENTATIVES (SPECIFICALLY, THE "SECURITY OFFICERS" IDENTIFIED BY CUSTOMER IN THE SECURITY SERVICES ORDER FORM ("ORDER FORM") WHICH IS INCORPORATED HEREIN BY REFERENCE). ANY AND ALL SUCH WRITTEN COMMUNICATIONS SHALL BE APPENDED TO THIS AGREEMENT TO THE EXTENT AGREED UPON BY PSS.
  B.  PROCEDURE.
    (1) Customer shall delegate two Security Officers, a primary and a secondary. Security Officer names, phone numbers, fax numbers, and electronic mail addresses must be provided to PSS on the order form. PSS will take direction ONLY from these Security Officers for Security Service.
    (2) Customer Security Officers must participate in an initial phone consultation with PSS's Security Coordinator.
    (3) Customer requests for security provisions shall be made by electronic mail or fax to the designated PSS address to facilitate an audit trail.
    (4) PSS Network Operations can be instructed by other Customer contacts to disable non-PSS access (for instance, MAE-East, MAE-West or CIX access).
    (5) The Security Service can only be facilitated using PSS provided equipment at Customer's site and with Customer's employees.
    (6) PSS will ship PSS-owned equipment only to Customer's Security Officers for Customer either to install or have PSS personnel install.

4.  PSS-OWNED EQUIPMENT:
  A. PSS-OWNED EQUIPMENT USAGE GRANTS. PSS hereby grants Customer a non-exclusive license to use the PSS-owned Equipment associated with the selected Security Service, along with any related user documentation, subject to the terms provided herein. Customer agrees and acknowledges that it has no right, title or interest in or to any of the PSS-owned Equipment, including, but not limited to, any related patents, trademarks, copyrights or other proprietary rights, except as specifically set forth herein.
    (1)  CUSTOMER MAY
      (a) make copies of the software portions of the PSS-owned Equipment for backup and archival purposes only, provided that the software and all proprietary notices remain intact.
      (b) make copies of the PSS-owned Equipment's documentation, provided that such documentation is copied in its entirety and all proprietary notices remain intact.
    (2)  CUSTOMER MAY NOT
      (a) rent, lend, sublicense or lease the PSS-owned Equipment to another party.
      (b) modify, disassemble, decompile or reverse engineer any portion of the PSS-owned Equipment.





                                 Schedule 5.4.1

  B. PSS-OWNED EQUIPMENT SPACE. In order to allow for the Security Service, Customer shall, during the term of this Agreement, provide and maintain suitable Equipment Space. The Equipment Space will house the PSS-owned Equipment required for the Security Service. Customer shall retain the right to disconnect the PSS-owned Equipment from its LAN at any time; however such action will suspend the Security Service and any associated warranties provided by PSS.
  C. RELOCATION OF PSS-OWNED EQUIPMENT. Should Customer deem it necessary to have the PSS-owned Equipment relocated, Customer shall be responsible for
  moving the PSS-owned Equipment under PSS supervision.   PSS shall not be
  responsible for any Security Service disruptions caused by the PSS-owned Equipment's relocation.
  D. USAGE OF PSS-OWNED EQUIPMENT. Should PSS provide PSS-owned Equipment to Customer (as will be labeled by PSS) for its use as part of this Agreement, title to the Equipment shall be and remain in PSS at all times, and Customer shall have no interest therein except as expressly provided under this Agreement. Customer assumes full responsibility for, and, in the event of lost or damaged PSS-owned Equipment, shall pay the replacement cost plus 5% to the nearest $10.00, plus any applicable shipping and handling charges. Upon termination of this Agreement, Customer shall immediately return all PSS-owned Equipment to PSS.
  E. REPROGRAMMING/REPAIRING PSS-OWNED ACCESS CONTROL CARDS. In the event Customer requires PSS to reprogram or repair an individual Access Control Card owned by PSS and already in use by Customer, Customer shall be responsible for all shipping fees to and from PSS and will incur a one-time handling fee of $25.00 per PSS-owned Access Control Card.

7.  CONFIDENTIAL INFORMATION.
  A. ACKNOWLEDGMENT OF CONFIDENTIALITY. Each Party hereby acknowledges that it may be exposed to confidential and proprietary information belonging to the other party or relating to its affairs, including materials expressly designated or marked as confidential. Confidential Information does not include (i) information already known or independently developed by the recipient; (ii) information in the public domain through no wrongful act of the recipient, or (iii) information received by recipient from a third party who was free to disclose it.
  B. COVENANT NOT TO DISCLOSE. Each party hereby agrees that it shall not use, commercialize or disclose the other party's Confidential Information to any person or entity, except to its own employees or agents having a "need to know" such information in connection with the performance of this Agreement, and to such other recipients as the other party may approve in a signed, written document. Neither party shall alter or remove from any software, documentation or other Confidential Information of the other party (or any third party) any proprietary, copyright, trademark or trade secret legend. The parties' obligations of confidentiality under this Agreement shall survive termination of this Agreement for any reason.

8. NON CIRCUMVENTION. During the term of this Agreement and for a period of eighteen (18) months thereafter, Customer agrees not to hire, solicit, nor attempt to solicit the services, of any employee or subcontractor of PSS, its parent or affiliate companies, without PSS' prior written consent; provided, however, that Customer is not prevented from employing such person who contacts Customer on his or her own initiative and without any direct or indirect solicitation by Customer. Violation of this provision shall, in addition to other relief, entitle PSS or its parent company to assert liquidated damages against Customer equal to one hundred fifty (150) percent of the solicited person's annual compensation.

9. CUSTOMER EQUIPMENT AND NETWORK. PSS IS NOT RESPONSIBLE TO CUSTOMER FOR THE COST OR EXPENSE OF ADMINISTRATIVE, TECHNICAL, EMERGENCY AND SUPPORT PERSONNEL AT CUSTOMER'S LOCATION NECESSARY FOR DEALING WITH PSS OR FOR PROVIDING AND MAINTAINING CUSTOMER'S OWN COMPUTER EQUIPMENT AND NETWORK OR INTERNET ACCESS. CUSTOMER SHALL CONTINUE TO BE RESPONSIBLE FOR USER/ACCESS SECURITY AND NETWORK ACCESS TO ITS COMPUTER OR COMPUTER NETWORK(S). PSS WILL ASSIST IN NETWORK SECURITY BREACH DETECTION OR IDENTIFICATION IN ACCORDANCE WITH THE SECURITY SERVICE SELECTED AND INDUSTRY STANDARDS, BUT DOES NOT GUARANTEE A SECURE COMPUTER OR COMPUTER NETWORK(S) OR ASSUME RESPONSIBILITY FOR ANY INABILITY, FAILURE OR MISTAKE BY PSS IN PROVIDING SUCH ASSISTANCE.

10. LIMITED PERFORMANCE WARRANTY ON PSS-OWNED EQUIPMENT. PSS REPRESENTS AND WARRANTS THAT DURING THE TERM OF THIS AGREEMENT IT WILL MAKE REASONABLE EFFORTS TO ENSURE THE PSS-OWNED EQUIPMENT





                                 Schedule 5.4.1

USED IN CONNECTION WITH THE SECURITY SERVICE OPERATES SUBSTANTIALLY IN CONFORMANCE WITH THE RELEVANT SPECIFICATIONS. ANY UNAUTHORIZED CHANGES TO OR INAPPROPRIATE USAGE OF THE PSS-OWNED EQUIPMENT; HOWEVER, WILL VOID ANY WARRANTY PROVIDED HEREUNDER.

PSS DOES NOT WARRANT THAT THE EQUIPMENT WILL BE ENTIRELY FREE FROM DEFECTS OR THAT ITS OPERATION WILL BE ERROR FREE. FURTHERMORE, CUSTOMER ACKNOWLEDGES THAT PSS HAS MADE NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OR PERFORMANCE OF THE EQUIPMENT, OR ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS EXPRESSLY PROVIDED ABOVE, PSS SHALL HAVE NO LIABILITY TO CUSTOMER WITH RESPECT TO (I) ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER INCLUDING THE ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY OF PSS FOR CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE EQUIPMENT, WHETHER OR NOT KNOWN OR DISCLOSED TO PSS; (II) ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES RESULTING FROM THE DELIVERY, INSTALLATION, MAINTENANCE, OPERATION, SERVICE OR USE OF THE EQUIPMENT EXCEPT AS SPECIFIED ABOVE; (III) ANY ACT OR OMISSION OF ANY OTHER ENTITY FURNISHING EQUIPMENT, PRODUCTS OR SERVICES TO CUSTOMER; (IV) ANY PERSONAL OR PROPERTY DAMAGES OR FOR LOSS OF STORED, TRANSMITTED OR RECORDED DATA RESULTING FROM THE EQUIPMENT, EVEN IF PSS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (V) ANY LOSS OR DAMAGES DUE TO THE FAULT OR NEGLIGENCE OF CUSTOMER OR ITS EMPLOYEES, AGENTS OR REPRESENTATIVES.

EXCEPT AS EXPRESSLY SET FORTH ABOVE, PSS MAKE NO WARRANTIES WITH RESPECT TO:
   A. NON-PSS-OWNED EQUIPMENT. WITH RESPECT TO EQUIPMENT NOT OWNED BY PSS, PSS ASSIGNS TO CUSTOMER AND CUSTOMER MAY HAVE THE BENEFIT OF ANY MANUFACTURER'S WARRANTIES AND THE EQUIPMENT'S SERVICE AGREEMENTS (THE PERFORMANCE AND CHARACTER OF WHICH SHALL IN ALL CASES BE GOVERNED BY THE APPLICABLE THIRD PARTY LICENSE AGREEMENTS) TO THE EXTENT AVAILABLE AND ASSIGNABLE BY PSS; PROVIDED, HOWEVER, THAT CUSTOMER'S SOLE REMEDY FOR THE BREACH OF ANY SUCH WARRANTY, INDEMNIFICATION OR SERVICE AGREEMENT SHALL BE ACTIONS OR CLAIMS AGAINST THE MANUFACTURER, AND NOT AGAINST PSS, ITS PARENT COMPANY, THEIR DIRECTORS, EMPLOYEES AND AGENTS, NOR SHALL ANY SUCH BREACH HAVE ANY EFFECT WHATSOEVER ON THE RIGHTS AND OBLIGATIONS OF EITHER PARTY WITH RESPECT TO THIS AGREEMENT.
   B. SECURITY SERVICES. CUSTOMER IS RESPONSIBLE FOR ASSESSING ITS OWN COMPUTER AND TRANSMISSION NETWORK NEEDS, AND THE RESULTS TO BE OBTAINED THEREFROM. EXCEPT AS SPECIFICALLY PROVIDED IN THE SECTION ABOVE IN CONNECTION WITH THE RELATED PSS-OWNED EQUIPMENT, PSS MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESSED, IMPLIED OR STATUTORY, WITH RESPECT TO THE SECURITY SERVICES, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS OF THE SECURITY SERVICE FOR A PARTICULAR PURPOSE. PSS MAKES NO WARRANTY TO ANY THIRD PARTY WHO MAY RELY UPON THE SECURITY OF CUSTOMER'S COMPUTER OR COMPUTER NETWORK.
   C. BREACHES IN SECURITY. CUSTOMER AGREES THAT IN NO EVENT SHALL PSS, ITS PARENT COMPANY, THEIR AFFILIATES, DIRECTORS, EMPLOYEES AND AGENTS BE HELD LIABLE FOR ANY SECURITY BREACH EXPERIENCED BY CUSTOMER, ITS USERS OR OTHERS RELYING ON CUSTOMER'S COMPUTER OR COMPUTER NETWORK, WHETHER OR NOT RELATED TO OR ARISING FROM THE SECURITY SERVICE, OR FOR ANY FAILURE OF THE SECURITY SERVICE TO PERFORM IN ANY RESPECT.

11. LIMITATION OF REMEDIES AND LIABILITIES. CUSTOMER AND PSS ACKNOWLEDGE THAT THE FOLLOWING PROVISIONS REFLECT A FAIR ALLOCATION OF RISK:
  A. REMEDIES. CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES FOR PSS'S DEFAULT HEREUNDER SHALL BE (I) TO OBTAIN THE REPAIR, REPLACEMENT OR CORRECTION OF THE DEFECTIVE EQUIPMENT TO THE EXTENT WARRANTED ABOVE OR, IF PSS REASONABLY DETERMINES THAT SUCH REMEDY IS NOT ECONOMICALLY OR TECHNICALLY FEASIBLE, (II) TO OBTAIN AN EQUITABLE PARTIAL OR FULL REFUND OF AMOUNTS PAID WITH RESPECT TO THE DEFECTIVE SECURITY SERVICE. CUSTOMER MAY TERMINATE THIS AGREEMENT AND RECOVER AMOUNTS PAID HEREUNDER WITH RESPECT TO THE INFRINGING SECURITY SERVICE, IN WHICH CASE, SUCH TERMINATION AND RECOVERY SHALL BE CUSTOMER'S SOLE AND EXCLUSIVE REMEDY IN RESPECT THEREOF.
  B. LIABILITIES. PSS SHALL NOT BE LIABLE FOR ANY AMOUNT EXCEEDING THE SUM OF FEES PAID FOR THE SECURITY SERVICE AT ISSUE DURING THE TWELVE (12) MONTHS PRECEDING SUCH CLAIM. IN NO EVENT SHALL EITHER PARTY BE LIABLE, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, FOR ANY PUNITIVE, SPECIAL, INDIRECT, INCIDENTAL OR OTHER CONSEQUENTIAL DAMAGES (INCLUDING LOST SAVINGS, PROFIT OR





                                 Schedule 5.4.1

  BUSINESS INTERRUPTION, LOSS OR MISAPPROPRIATION OF DATA, OR LOSS OR MISAPPROPRIATION OF CONFIDENTIAL OR PROPRIETARY INFORMATION, EVEN IF THE PARTY IS ADVISED IN ADVANCE OF SUCH POSSIBILITY) OF THE OTHER PARTY OR ANY THIRD PARTIES ARISING OUT OF OR IN RELATION TO THIS AGREEMENT. THE PARTIES AGREE TO WORK IN GOOD FAITH TO IMPLEMENT THE PURPOSES OF THIS AGREEMENT, BUT RECOGNIZE THAT THE SECURITY SERVICE TO BE PROVIDED BY PSS COULD NOT BE MADE AVAILABLE UNDER THESE TERMS OR OTHER SIMILAR TERMS WITHOUT A SUBSTANTIAL INCREASE IN COST IF PSS WERE TO ASSUME A GREATER DEGREE OF LIABILITY TO CUSTOMER.

12. INSURANCE. Each party shall maintain adequate insurance protection covering its respective activities hereunder, including coverage for statutory worker's compensation, comprehensive general liability for bodily injury and tangible property damage, as well as adequate coverage for vehicles, and for losses attributable to fraudulent modification, damage or destruction of electronic data.

13.. EXPORT CONTROLS. Customer agrees and acknowledges that any export of the Equipment used for the Security Services is subject to U.S. export control laws and regulations. Customer shall not directly or indirectly transfer the Equipment, or the documentation relating thereto, to any country or location outside of the United States without obtaining the prior written consent of PSS.

FORCE MAJEURE. Neither party shall be responsible for, and will not be considered in breach or default of this Agreement on account of, any failure to perform or delay in performance of any obligations hereunder caused by acts of God, flood, fire, storm, war, public enemy, labor disturbances, including strikes and lockouts, Equipment malfunction, failure of the Equipment manufacturer to deliver Equipment, governmental regulations or interferences or any other event not within the reasonable control of the responsible party and which that party is unable to overcome by the exercise of reasonable diligence, provided that such party will use its best efforts to resume normal performance.





                                 Schedule 5.4.1

                          PSINET INTERNETPAPER SERVICE
                          CUSTOMER CONTRACT PROVISIONS



SERVICE SUPPORT. Only Customer's MIS/Technical contact, designated below, may request technical support assistance for the Option directly from PSINet's Customer Support Group (CSG).

NO WARRANTY. PSINET PROVIDES THE OPTION ON AN "AS IS" BASIS. PSINET MAKES NO OTHER WARRANTIES OF ANY KIND, WHETHER EXPRESSED, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OF THE OPTION FOR A PARTICULAR PURPOSE AND NON- INFRINGEMENT OF ANY THIRD PARTY RIGHTS. CUSTOMER IS RESPONSIBLE FOR ASSESSING ITS OWN COMPUTER AND TRANSMISSION NETWORK NEEDS, AND THE RESULTS TO BE OBTAINED THEREFROM. USE OF ANY INFORMATION OBTAINED THROUGH THE OPTION IS AT CUSTOMER'S RISK. PSINET SPECIFICALLY DENIES ANY RESPONSIBILITY FOR THE ACCURACY OR QUALITY OF INFORMATION OBTAINED THROUGH THE OPTION.

LIMITATION OF LIABILITY.   EXCEPT FOR CUSTOMER'S PAYMENT OBLIGATIONS HEREUNDER,
IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, PUNITIVE OR OTHER CONSEQUENTIAL DAMAGES WHETHER OR NOT FORESEEABLE, INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR THE LOSS OF DATA, GOODWILL OR PROFITS, ARISING OUT OF OR IN RELATION TO THIS ADDENDUM EVEN IF ADVISED BEFOREHAND OF THE POSSIBILITY OF SUCH LIABILITY. THE PARTIES AGREE TO WORK IN GOOD FAITH TO IMPLEMENT THE PURPOSES OF THIS ADDENDUM, BUT RECOGNIZE THAT THE OPTION COULD NOT BE MADE AVAILABLE UNDER THESE TERMS OR OTHER SIMILAR TERMS WITHOUT A SUBSTANTIAL INCREASE IN COST IF PSINET WERE TO ASSUME A GREATER DEGREE OF LIABILITY TO CUSTOMER.





                                 Schedule 5.4.1

                       PSINET CONSUMER WHOLESALE SERVICE
                         SUBSCRIBER CONTRACT PROVISIONS


TERMINATION OF ACCESS. Subscribers are required to comply with PSINet's Net-Abuse Policy ("Policy") as currently set forth on PSINet's Web site (HTTP://WWW.PSI.NET) and as the Policy may be modified by PSINet in its sole discretion from time to time. Any content, material, message, or data made available or transmitted through the Network, wherever it is sent from, viewed, received, or retrieved, that is in violation of (i) any local, state, federal or international law, regulation or treaty; (ii) the Policy; or (iii) any community standard or accepted Internet policy is prohibited. In the event of violation of the foregoing by any Subscriber, PSINet will advise Retailer accordingly, and PSINet reserves the right, in its sole discretion, to terminate such Subscriber's Access immediately with written notice to Retailer.

INDEMNIFICATION OF PSINET. SUBSCRIBER SHALL INDEMNIFY AND HOLD HARMLESS PSINET AND PSINET'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND ADVISORS FROM AND AGAINST ANY AND ALL CLAIMS OF OTHER PERSONS OR ENTITIES ARISING OUT OF ANY MATERIAL, MESSAGE, DATA, INFORMATION OR OTHER CONTENT TRANSMITTED OR MADE AVAILABLE BY SUBSCRIBER OR ARISING OUT OF OTHER ACTS OR OMISSIONS OF SUBSCRIBER.





                                 Schedule 5.4.1

                                 SCHEDULE 5.4.2

                  PROVISIONS IN AGREEMENTS WITH IXC CUSTOMERS

Except as otherwise contemplated under Section 5.1 of the Joint Marketing and Services Agreement to which this Schedule is attached (the "Marketing Agreement"), IXC shall require that any IXC Customer to which Services are provided enter into an agreement that provides, among other things, terms and conditions reasonably consistent with the provisions of Schedule 5.4.1 to the Marketing Agreement; provided, however, that with respect to any IXC Customer for which IXC is not in privity of contract with, IXC shall use reasonable best efforts to cause the IXC Reseller to require that such IXC Customer enter into an agreement that provides, among other things, terms and conditions reasonably consistent with the provisions of Schedule 5.4.1 to the Marketing Agreement. The parties shall be permitted to make appropriate substitutions to reflect the identity and uniqueness of the providing party so long as the contract provisions set forth on Schedule 5.4.1 remain in substantially the form attached thereto and do not impose any greater liability, obligation or commitment on the part of PSI. Such agreement shall also provide that, except to the extent caused by PSI's gross negligence, recklessness or willful misconduct, (i) such IXC Customer shall defend, indemnify and hold harmless PSI and its respective directors, officers, employees and agents from any claim asserted by any IXC Customer or any Third Party to or arising out of use by the IXC Customer or Third Party of the Services or products provided hereunder,
(ii) that PSI shall not be liable to IXC Customer for indirect, consequential, incidental or special damages even if advised of the possibility in advance, and (iii) that PSI's liability for damages to any IXC Customer for any cause whatsoever, regardless of form of action, shall be limited to the greater of
(A) $25,000 for each site provisioned for Services under this Agreement or (B) the amounts paid by such IXC Customer for Services during the twelve (12) month period preceding the incident giving rise to the claim for damages. The foregoing requirements may be waived or modified with the consent of PSI and shall be modified automatically to the extent PSI waives such provisions, or imposes less restrictive provisions, on its customers under its standard terms and conditions and normal business practices (including where exceptions are routinely granted to customers), or for any other reseller or distributor.
Each Party agrees to consider such modifications to the foregoing requirements as are reasonably required in light of market conditions. In situations in which PSI enters into an agreement directly with the IXC Customer for the provision of the Services, as contemplated under Section 5.4.2 of the Marketing Agreement, PSI agrees to include corresponding provisions in its agreements with IXC Customers for the benefit of IXC.





                                 Schedule 5.4.2

                                  SCHEDULE 6.2

                             PSI POINTS OF PRESENCE


                                    [CHART]




                                  Schedule 6.2

                                  SCHEDULE 7.1

                          PRICES FOR OPTIONAL SERVICES


The following are Optional Prices by Service, not including taxes and postage, etc.:

Wholesale Dial-up Internet Access                                        $$$$
         1.      Fulfillment (mailer, labeling, inserts, etc.)      *
         2.      Software, Netscape software                        *

*


         3.      Diskette Duplication                               *
         4.      CD Duplication                                     *

         5.      Printing                                           *
         6.      Customer Support for individuals                   *

         7.      Email services                                     *

         8.      Usenet news                                        *

Dedicated Internet Access Service

         1.      Welcome Letters (setup and print merged)           *

         2.      Materials                                          *

         3.      Printing                                           *

         4.      Fulfillment (mailer, labeling, insert, etc.)       *
         5.      Usenet news                                        *

         6.      News Feeds                                         *
         7.      RouteWaller Internet Security (w/5 free cards)     *
                 plus a monthly charge                              *

         8.      Cold spare router                                  *





                                  Schedule 7.1
                                  Page 1 of 3

               * Confidential material has been omitted and filed
                 separately with the Securities and Exchange Commission

         9.      SecureEnterprise                                   *
                 (w/5 free access control cards)                    *
                 Cold spare redundancy option                       *

         10.     Additional Access Cards & authentication service   *

Lan on Demand

         1.      Welcome Letters (setup and print merged)           *


         2.      Materials                                          *

         3.      Printing                                           *

         4.      Fulfillment (mailer, labeling, insert, etc.)       *

InterMan

         1.      Security Filtering                                 *

Web Business Services

         1.      Web Start base site templates used                 *

Field Services, available only in Iman Cities

         1.      On-site Field Service visits                       *


DNS Services

         1.      Additional Domain Name                             *
         2.      Additional 1 IP network number                     *

Value Added Reseller

         1.      PSI Master VAR agreement commissions on Services   *
                 (Not including any circuit charges or installation
                 fees)
                 Subject to an agreement on activity to be
                 performed by both Parties

Network Monthly usage reports                                       TBD

Off-hours Helpline Support (other than 8am to 8pm)                  TBD





                                  Schedule 7.1
                                  Page 2 of 3


           * Confidential material has been omitted and filed separately with the Securities and Exchange Commission

                                 APPENDIX 1 TO
                                  SCHEDULE 7.1

                                       *

                 (Confidential and Proprietary to PSINet, Inc.)


                                 Retail Price             IXC Cost                 Margin                   Margin
                             -------------------     -------------------     -------------------     --------------------
                               NRC         MRC         NRC         MRC          NRC        MRC         NRC           MRC
                             --------    -------     -------     --------    -------     -------     -------      -------
LAN-DIAL                     *           *           *           *           *           *           *            *

LAN-ISDN                     *           *           *           *           *           *           *            *

InterFrame 56                *           *           *           *           *           *           *            *

InterFrame 128               *           *           *           *           *           *           *            *

InterFrame 256               *           *           *           *           *           *           *            *

InterFrame 512               *           *           *           *           *           *           *            *

InterFrame T1                *           *           *           *           *           *           *            *

InterMAN T1                  *           *           *           *           *           *           *            *

InterMAN 4M                  *           *           *           *           *           *           *            *

InterMAN 10M                 *           *           *           *           *           *           *            *

InterMAN 16M                 *           *           *           *           *           *           *            *

InterMAN 25M                 *           *           *           *           *           *           *            *

InterMAN T3 (SMDS)           *           *           *           *           *           *           *            *

InterMAN T3 (ATM)            *           *           *           *           *           *           *            *

PSIWebt T1                   *           *           *           *           *           *           *            *

PSIWebt 10M                  *           *           *           *           *           *           *            *

PSIWebt T3                   *           *           *           *           *           *           *            *

InterRamp Remote Access*     *           *           *           *           *           *           *            *


--------------------

*  Price is per unit


                                  Schedule 7.1
                                   Page 3 of 3


           * Confidential material has been omitted and filed separately with the Securities and Exchange Commission